UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENTINVESTMENT COMPANIES

Investment Company Act file number:  811-21934

RiverNorth Funds
(Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645
Chicago, IL  60654
(Address of principal executive offices)  (Zip code)

Marc L. Collins
325 North LaSalle Street, Suite 645
Chicago, IL  60654
(Name and address of agent for service)

Registrant's telephone number, including area code:  312-832-1440

Date of fiscal year end:  09/30

Date of reporting period:  09/30/2016

Item 1.	Reports to Stockholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

9.30.2016

RIVERNORTH®

Annual Report

RIVERNORTH FUNDS

RN

RiverNorth Funds	Table of Contents

Shareholder Letter	2
Opportunistic Closed-End Fund Strategies
Portfolio Update	3
RiverNorth Core Opportunity Fund	6
RiverNorth/DoubleLine Strategic Income Fund	12
RiverNorth Equity Opportunity Fund	18
RiverNorth/Oaktree High Income Fund	22
RiverNorth Funds Schedule of Investments and Financial Statements
Disclosure of Fund Expenses	28
Schedule of Investments
RiverNorth Core Opportunity Fund	31
RiverNorth/DoubleLine Strategic Income Fund	35
RiverNorth Equity Opportunity Fund	69
RiverNorth/Oaktree High Income Fund	71
Statement of Assets and Liabilities
RiverNorth Core Opportunity Fund	87
RiverNorth/DoubleLine Strategic Income Fund	89
RiverNorth Equity Opportunity Fund	91
RiverNorth/Oaktree High Income Fund	92
Statement of Operations
RiverNorth Core Opportunity Fund	94
RiverNorth/DoubleLine Strategic Income Fund	95
RiverNorth Equity Opportunity Fund	96
RiverNorth/Oaktree High Income Fund	97
Statements of Changes in Net Assets
RiverNorth Core Opportunity Fund	99
RiverNorth/DoubleLine Strategic Income Fund	101
RiverNorth Equity Opportunity Fund	103
RiverNorth/Oaktree High Income Fund	105
Financial Highlights
RiverNorth Core Opportunity Fund	108
RiverNorth/DoubleLine Strategic Income Fund	112
RiverNorth Equity Opportunity Fund	116
RiverNorth/Oaktree High Income Fund	120
Notes to Financial Statements	126
Report of Independent Registered Public Accounting Firm	150
Additional Information	151
Trustees & Officers	152

RiverNorth Funds	Shareholder Letter

September 30, 2016 (Unaudited)

Dear Fellow Shareholders,

As an investment manager, RiverNorth does not attempt to speculate on uncertain outcomes.  Instead, we position our portfolios in an effort to take advantage of overreaction to both perceived certainty and uncertainty.  Fiscal year 2016 was no exception, as many investors would characterize it as a year marked by several unexpected events:  oil’s descent to $27 a barrel, the worst two-week start to a new calendar year for equity markets, the United Kingdom’s referendum vote to leave the EU (“Brexit”); all followed by an amazing turnaround in risk assets resulting in equity markets hitting numerous all-time highs.

Closed-end fund discounts followed suit as investors sold risk assets, pushing taxable closed-end fund discounts to -12.4% on January 20, 2016, only to rebound to a -4.4% discount on September 30, 2016(1).  It comes as no surprise that investors were inevitably selling risk assets at the lows, pushing discounts wider, and then buying only when risk assets rebounded.  The increased volatility of this widening and narrowing discount cycle provides opportunity for RiverNorth’s strategies.  Closed-end fund discounts give us confidence to stay invested and become buyers in times of volatility and uncertainty, allowing us to then lock in gains when discounts narrow.

Looking forward, we see no end in sight to uncertainty in the capital markets.  As an investor in closed-end funds, we welcome the uncertainty.  In the near-term, we are confident that events like the U.S. Presidential election, the impact of the Brexit vote and the Federal Reserve’s decision over interest rates will result in uncertain outcomes.  Currently, many investors favor passive investment strategies when simply looking at past performance versus their actively managed peers.  This is one area in which we caution investors - past performance may not be indicative of future results.  Assets pouring into passive strategies results in supply and demand imbalances and outperformance for these concentrated, often index based strategies.  However, we believe these trends will one day need to reverse.   One thing about which we are confident is that the desire to run for the exit occurs much faster than running for the entrance.

We are pleased to provide you with the 2016 Annual Report for RiverNorth Funds.  The report reviews our four opportunistic closed-end strategies:  RiverNorth Core Opportunity Fund (ticker: RNCIX and RNCOX), RiverNorth/DoubleLine Strategic Income Fund (tickers: RNSIX and RNDLX), RiverNorth Equity Opportunity Fund (tickers: RNDIX and RNEOX), and RiverNorth/Oaktree High Income Fund (tickers: RNHIX and RNOTX).

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,
Patrick W. Galley, CFA
President and Chief Investment Officer
RiverNorth Funds

(1)	Source: Morningstar

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Closed-End Fund Market Overview and Outlook

Prepared by Portfolio Manager, Stephen O’Neill

It has been a good time to own closed-end funds (CEFs). For the year ended 9/30/16, the RiverNorth Taxable CEF Index was up 17.2% and the RiverNorth Municipal Index was up 11.7%.  Due to strong performance, the total market capitalization of CEFs increased from $210 billion to $230 billion.  The average CEF discount narrowed from 9.8% to 4.4%; while the average CEF yield declined from 7.7% to 6.7%.

Both stocks and bonds have performed well and discount narrowing has boosted total returns. To illustrate, we can look at the PIMCO Dynamic Credit and Mortgage Income Fund (PCI).  This security was the largest bond fund position in the Core Opportunity, Strategic Income and High Income Funds at 9/30/15.  In the past twelve months, the market price and net asset value (NAV) total returns were 25.7% and 11.9%, respectively.  The discount has narrowed from 15.5% on 9/30/15 to 6.1% on 9/30/16.  For PCI, and many other CEFs, the trailing twelve month NAV returns were certainly good, but the market price returns were exceptional due to discount narrowing.

Unfortunately, closed-end funds are no longer categorically cheap.  Discounts on the most popular funds, like PCI, and discounts on longer duration fixed income funds, like municipals, have narrowed substantially. However, we believe many other closed-end fund groups remain compelling. Credit funds, that own corporate/mortgage/sovereign bonds, and equity funds remain out-of-favor with retail investors. The depth of the closed-end fund opportunity has enabled us to build diversified portfolios with attractive average discounts.  As of 9/30/16, the average discounts for the Core Opportunity, Strategic Income, High Income and Equity Opportunity Funds were 12.9%, 9.4%, 10.0% and 12.4%, respectively.

We remain bullish on taxable bond funds trading around 10% discounts because we believe investors will continue to bid up the group.  Similar to how municipal funds narrowed from double digit discounts to premiums from 2013 to 2016, we would argue that a tailwind of strong performance should lead to significant discount narrowing on bank loan, high yield and multi sector bond funds.  We consider these positions to be inexpensive call options on market upside.  RiverNorth also sees value in equity closed-end funds trading at discounts between 10% and 20%, with high managed distribution policies of 5% to 10%.  The potential alpha from these equity positions will be lumpier and likely driven by corporate actions, but the valuations remain compelling.

On the topic of corporate actions, the frequency of activity has accelerated in 2015/2016.  Liquidations, open-endings and tender offers are becoming more common.  The success of shareholder activism is the primary explanation.  Discounts on many funds have been wide since 2013 and that has created an opportunity for shareholders to pressure management to close the gap between the market price and NAV.  We believe the number of lead activists and institutional followers is on the rise and we’ll continue to see more shareholder activism so long as discounts are wide.  Interestingly, we would argue that the market does not efficiently price in the probability of corporate actions.  In other words, investors generally do not pay a meaningful premium (i.e. narrower discount) to own closed-end funds that are likely to have a favorable corporate action.  We believe many investors are simply unaware of the relative values in the closed-end fund market.  CEFs are primarily owned by retail investors that focus on yield and market price.

Annual Report | September 30, 2016	3

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Distribution stability has become another topic worth discussing.  The overall earnings power of bond funds is under pressure. The assets are yielding less and the liabilities are costing more.  The yield curve is flattening and levered closed-end funds are getting squeezed.  For municipal funds, the Securities Industry and Financial Markets Association (SIFMA) reference rate on leverage has jumped from 0.03% at 9/30/15 to 0.88% at 9/30/16. For taxable funds, the 30 day London Interbank Offered Rate (LIBOR) reference rate on leverage has jumped from 0.33% at 9/30/15 to 0.89% at 9/30/16. Much of the rise in both reference rates has occurred in the past six months.  Money market reform, not monetary policy, has been the driving factor. While we believe that investors need to closely monitor the earnings power of their closed-end funds, we would argue that the market has already priced in the risk of lower distributions into the discounted valuations of many taxable bond funds.  That said, there are plenty of municipal funds and popular taxable bond funds that trade at premiums to NAV and are likely to cut their distributions in the intermediate future. It’s the latter group that may experience air pockets beneath their market price if/when distributions are lowered.

Finally, it’s worth reminding investors that closed-end funds are actively managed investment strategies. Fund managers like DoubleLine, BlackRock and Gabelli manage portfolios in an attempt to generate superior risk adjusted returns. RiverNorth, as a buyer of closed-end funds, can be considered a manager of managers. However, given that RiverNorth runs diversified portfolios of closed-end funds, we believe that any one manger’s outperformance tends to be offset by another manager’s underperformance.  We generally view our aggregate net asset value exposure as beta, not a collection of bets on alpha generating managers. That said, since we launched our first mutual fund in 2006, equity managers as a group have generally underperformed their benchmarks and fixed income managers have outperformed. That trend continued in 2015/2016 and should be considered when thinking about the performance of the RiverNorth Funds.

Diversification does not eliminate the risk of experiencing investment loss.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Definitions:

Yield – The yield is the income return on an investment, such as the interest or dividends received from holding a particular security.

CEF Discount – The price per share is determined by the market and is usually different from the underlying value or net asset value (NAV) per share of the investments held by the fund. The price is said to be at a discount  to the NAV when it is below the NAV.

Call Option – A call option is an agreement that gives an investor the right, but not the obligation, to buy a stock, bond, commodity or other instrument at a specified price within a specific time period.

Yield Curve – A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Alpha – The measure of a fund’s actual returns and expected performance, given its level of risk (as measured by beta).

Basis Points – one hundredth of one percent, used chiefly in expressing differences of interest rates.

Annual Report | September 30, 2016	5

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

RiverNorth Core Opportunity Fund

What is the Fund’s investment strategy?

The RiverNorth Core Opportunity Fund ("the Fund") invests in a broad range of equity, fixed income and short-term securities. To implement the Fund's tactical asset allocation, the adviser generally invests in closed-end funds and exchange-traded funds.

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2016, the Class I share (symbol: RNCIX) returned 15.35% and the Class R share (symbol: RNCOX) returned 14.98%. The unmanaged Blend Index returned 11.43% during the same period. The Blend Index consists of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class R, the Blend Index, and the S&P 500® Index.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class I, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ending September 30, 2016
	1-Year	3-Year	5-Year	Since Inception(1)(2)
RiverNorth Core Opportunity Fund – Class I (RNCIX)(3)	15.35%	5.81%	9.67%	7.63%
RiverNorth Core Opportunity Fund – Class R (RNCOX)	14.98%	5.56%	9.41%	7.36%
Blend Index(4)	11.43%	8.41%	11.05%	6.21%
S&P 500® Index(4)	15.43%	11.16%	16.37%	6.65%

(1)	Inception date of Class R is December 27, 2006.
(2)	Inception date of Class I is August 11, 2014.
(3)
In presenting performance information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio and performance of the Fund’s Retail share class, adjusted to reflect the class related operating expenses of the Institutional share class. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer Institutional share class would have been substantially similar to the performance of the Fund’s Retail share class because both share classes of the Fund are invested in the same portfolio of securities and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

(4)
Blend Index consists of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses. The S&P 500® and Blend Indices are indices only and cannot be invested in directly.

Annual Report | September 30, 2016	7

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2016: 2.36% (RNCIX), 2.60% (RNCOX). In presenting expense information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across share classes will vary over time. The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNCIX) and 1.60% (RNCOX) of the average daily net assets of the Fund through January 31, 2017. The annualized net expense ratio in this annual report dated September 30, 2016 is 1.11% (RNCIX) and 1.36% (RNCOX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2016 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2016 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth Core Opportunity Fund's relative performance during the period?

With respect to the equity portion of the portfolio, the Fund's allocation to emerging market equity and real estate funds contributed to relative outperformance.  The Fund’s exposure to MLP and global allocation funds detracted from relative performance as the portfolio holdings in these sectors underperformed the Fund’s benchmark.

With respect to the fixed income portion of the portfolio, our allocation to closed end funds with lower credit quality, such as multi-sector bond, global income, and high yield funds contributed to outperformance, as the NAV returns of funds in these sectors generally outperformed the Barclays Capital U.S. Aggregate Bond Index.  In addition, discount narrowing among fixed income closed end funds contributed to performance.

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2016?

At the aggregate Fund level, we allocated 53% of the portfolio to equities, 38% to fixed income, 17% to cash, and 4% to hybrid securities. Allocations exceed 100% due to leverage utilized by some of the closed-end funds that we own.

Our equity allocation is neutral. We are 53% invested in equities; with 74% domestic and 26% international exposure.  The biggest changes in our equity allocations were increases in US equity and global equity closed-end funds, and a decrease in our allocation to MLP and real estate closed-end funds.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

On the fixed income side, we have decreased exposure to multi-sector, municipal bond, and high yield closed-end funds, as funds focusing on these areas have experienced significant discount narrowing over the past year in addition to their positive NAV performance.

Investment Vehicle Allocation(1) (percentages are based on net assets)

The allocation does not add up to 100% due to rounding.

Asset Class Allocation(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds and the effects of a total return swap.

Annual Report | September 30, 2016	9

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Equity Capitalization Allocation(1) (percentages are based on net assets)

Fixed Income Allocation(1)(2) (percentages are based on net assets)

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)
Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s investment decisions will produce the desired results. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Market Risk – economic conditions, interest rates and political events may affect the securities markets. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small Cap Risk – small-cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

(2)
Credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed end fund as provided by the adviser of said closed-end fund. If a credit breakdown is not provided by the adviser, Bloomberg is used. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rate lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional information at www.rivernorth.com.

Annual Report | September 30, 2016	11

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

What is the Fund’s investment strategy?

The RiverNorth/DoubleLine Strategic Income (“the Fund”) invests in a broad range of fixed income securities of U.S. and foreign issuers, including closed-end funds.

Assets of the Fund are tactically managed across three distinct fixed income strategies (or sleeves). RiverNorth oversees the strategy weights and manages the Tactical Closed-End Fund Income Strategy. The RiverNorth strategy provides diversified exposure to the fixed income market through opportunistic investments in closed-end bond funds. Sector allocations may vary based on RiverNorth’s assessment of relative value among asset classes and closed-end funds. Jeffrey Gundlach, CEO and CIO of DoubleLine Capital, LP oversees the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy seeks to achieve positive absolute returns and is managed without duration constraints. The Core Fixed Income Strategy – the most traditional of the three sleeves – incorporates an active asset allocation approach in an effort to mitigate risk and achieve the highest possible risk-adjusted returns.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2016, the Class I share (symbol: RNSIX) returned 9.00% and the Class R share (symbol: RNDLX) returned 8.62%. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.19%, during the same period.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund and the Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns for Periods Ending September 30, 2016

	1-Year	3-Year	5-Year	Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	9.00%	6.05%	6.25%	7.00%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	8.62%	5.78%	5.98%	6.75%
Barclays Capital U.S. Aggregate Bond Index(2)	5.19%	4.03%	3.08%	3.89%

(1)	Inception date is December 30, 2010.
(2)
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report | September 30, 2016	13

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2016: 1.40% (RNSIX), 1.65% (RNDLX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 0.95% (RNSIX) and 1.20% (RNDLX) of the average daily net assets of the Fund through January 31, 2017. The annualized net expense ratio in this annual report dated September 30, 2016 is 0.86% (RNSIX) and 1.11% (RNDLX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2016 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2016 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund’s relative performance during the period?

RiverNorth Tactical Closed-End Fund Income Sleeve
The RiverNorth sleeve outperformed the benchmark index during the period. This was due to exposure to closed-end funds that invest in securities with lower credit quality, as well as closed-end funds that invest in emerging market fixed income, as both of these areas outperformed the Fund’s benchmark index over the year. In addition, discount narrowing among fixed income closed-end funds during the period also contributed to performance.

DoubleLine Core Fixed Income Sleeve
For the annual period ended September 30, 2016, the Core Fixed Income sleeve outperformed the Barclays U.S. Aggregate Bond Index’s return of 5.19%. The outperformance can largely be attributed to strong performance from non-index sectors like Emerging Markets Fixed Income and High Yield Corporates. Both sectors benefited from continued accommodative monetary policy, a recovering commodities complex, and a rally in risk assets that began in February of 2016. Other credit related sectors, such as Investment Grade Corporates, Collateralized Loan Obligations, Commercial MBS and Asset-Backed Securities all posted positive returns as spreads in each sector hit 52-week tights in the latter half of the period. Over the period, the U.S. yield curve flattened significantly, with higher rates in the short end and lower rates in the intermediate and long end of the curve. As a result of the flatter yield curve, exposures to both U.S. Treasuries and Agency MBS were accretive due to their relatively longer durations compared to other exposures within the Fund. Non-Agency MBS also contributed positively with the largest contributions coming from allocations to Alt-A Collateralized Mortgage Obligations.

DoubleLine Opportunistic Income Sleeve
For the annual period ended September 30, 2016, the U.S. Treasury curve flattened with 1-year yields increasing by about 28 basis points and 10-year yields declining by about 44 basis points. The more interest-rate sensitive, Agency residential mortgage backed securities (RMBS) broadly performed well as they benefited from intermediate to longer term yields declining during this time period. Non-Agency RMBS faced some weakness when the corporate credit markets saw spreads widening at the end of 2015 and early 2016; however, valuations have improved since that time with credit spreads tightening from the highs seen in February 2016. Within Agency RMBS, inverse interest-only securities were the highest contributors to total return, primarily driven by the sector’s high coupon returns. Inverse floating rate securities were a close second as they benefited from strong price gains and continue to contribute healthy interest income due to LIBOR remaining low from a historical context. Within Non-Agency RMBS, Alt-A bonds were the highest contributors to total return despite the sector facing some weakness in valuations during the credit selloff earlier in the year; robust interest carry helped offset these declines. Though a small allocation within the portfolio, Subprime bonds had the highest absolute total return for the period as they benefited from tightening credit spreads. Municipals detracted from overall performance due to prices declining caused by concerns regarding Puerto Rico.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

How was the RiverNorth/DoubleLine Strategic Income Fund positioned at the end of September 2016?

The Fund allocation was 51% RiverNorth Tactical Closed-End Fund Income, 30% DoubleLine Opportunistic Income and 19% DoubleLine Core Fixed Income. The biggest changes over the year were decreases in high yield and municipal bond exposure, and an increase in the Fund’s cash position. Our allocation to cash offsets some of the leveraged exposure the Fund acquires as a result of holding leveraged closed-end funds, and also allows the Fund to be opportunistic as we will look to deploy some of the cash when volatility returns to the fixed income markets.

Strategy (“Sleeve”) Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Annual Report | September 30, 2016	15

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds and the effects of a total return swap.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)
Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

(2)
For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by DoubleLine, credit quality allocation is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch). Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Annual Report | September 30, 2016	17

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)
RiverNorth Equity Opportunity Fund

What is the Fund's investment strategy?

The RiverNorth Equity Opportunity Fund (“the Fund”) invests primarily in equity based closed-end funds and exchange-traded funds.

How did the RiverNorth Equity Opportunity Fund perform relative to its benchmark during the reporting period?

For the 12-month period ending September 30, 2016, the Class I share (symbol: RNDIX) returned 13.60% and the Class R share (symbol: RNEOX) returned 13.22%. The Russell 1000 Value Index returned 16.20%.

Comparison of a $10,000 Investment in the RiverNorth Equity Opportunity Fund and the Russell 1000 Value Index

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Average Annual Total Returns for Periods Ending September 30, 2016

	1-Year	3-Year	Since Inception(1)
RiverNorth Equity Opportunity Fund - Class I (RNDIX)	13.60%	6.56%	9.75%
RiverNorth Equity Opportunity Fund - Class R (RNEOX)	13.22%	6.27%	9.48%
Russell 1000® Value Index TR(2)	16.20%	9.70%	13.57%

(1)	Inception date is July 18, 2012.
(2)
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Prior to 1/1/2014, the Fund was managed in part by a sub-adviser pursuing a different strategy.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2016: 2.69% (RNDIX), 2.94% (RNEOX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNDIX) and 1.60% (RNEOX) of the average daily net assets of the Fund through January 31, 2017. The annualized net expense ratio in this annual report dated September 30, 2015 is 1.35% (RNDIX) and 1.60% (RNEOX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2016 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2016 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth Equity Opportunity Fund's relative performance during the period?

The Fund’s beta was less than 1.0 (relative to the Russell 1000® Value Index) and hybrid closed-end fund detracted from performance.

How was the RiverNorth Equity Opportunity Fund positioned at the end of September 2016?

The Fund is 90% invested in closed-end funds, 5% in ETFs and 5% in cash. The closed-end funds are primarily general equity funds along with hybrid funds that can invest in a range of equity and fixed income securities. The large-cap U.S. equity ETFs in the portfolio are dry powder for closed-end fund trading opportunities.

Annual Report | September 30, 2016	19

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Investment Vehicle Allocation(1) (percentages are based on net assets)

Sector Breakdown(1) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Exposure By Country

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)
Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Equity Risk – the value of equity securities changes frequently. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Mid-Cap Risk – midcap companies may be more susceptible to adverse business or economic events than large-cap companies. Management Risk – there is no guarantee that the adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Small-Cap Risk – small-cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Tax Risk – new federal or state governmental action could adversely affect the tax-exempt status of securities held by the Fund, resulting in higher tax liability for shareholders and potentially hurting Fund performance as well. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Annual Report | September 30, 2016	21

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

RiverNorth/Oaktree High Income Fund

What is the Fund’s investment strategy?

The RiverNorth/Oaktree High Income Fund (“the Fund”) invests in a broad range of income producing securities including both fixed income and equity securities.

Assets of the Fund are tactically managed across three income strategies (or sleeves). RiverNorth manages the Tactical Closed-End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed-end funds. Oaktree Capital Management, LP manages the High Yield Bond and Senior Loan Strategies on a global basis. Oaktree will tactically manage the allocation between the High Yield Bond and Senior Loan Strategies based both on market opportunities and the risk and reward trade-offs between the two asset classes.

How did the RiverNorth/Oaktree High Income Fund perform relative to its benchmark during the reporting period?

For the 12-month period ending September 30, 2016, the Class I share (symbol: RNHIX) returned 10.09% and the Class R share (symbol: RNOTX) returned 9.83%. The BofA ML Non- Financial Developed HY Constrained Index and CS Leveraged Loan Index returned 12.17% and 5.32%, respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund, BofA ML Non-Financial Developed HY Constrained Index and the CS Leveraged Loan Index

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Cumulative Total Returns for the Period Ending September 30, 2016

	1-Year	3-Year	Since Inception(1)
RiverNorth/Oaktree High Income Fund – Class I (RNHIX)	10.09%	4.74%	4.18%
RiverNorth/Oaktree High Income Fund – Class R (RNOTX)	9.83%	4.44%	3.91%
BofA ML Non-Financial Developed HY Constrained Index(2)	12.17%	3.98%	4.36%
CS Leveraged Loan Index(2)	5.32%	3.61%	4.03%

(1)	Inception date is December 28, 2012.
(2)
The BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). CS Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The Bofa Merrill Lynch Non-Financial Developed Markets High Yield Constrained and the CS Leveraged Loan Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2016: 1.82% (RNHIX), 2.07% (RNOTX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNHIX) and 1.60% (RNOTX) of the average daily net assets of the Fund through January 31, 2017. The annualized net expense ratio in this annual report dated September 30, 2016 is 1.34% (RNHIX) and 1.60% (RNOTX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2016 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2016 is required to include the indirect expenses of investing in underlying funds.

Annual Report | September 30, 2016	23

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

What contributing factors were responsible for the RiverNorth/Oaktree High Income Fund's relative performance during the period?

RiverNorth Tactical Closed-End Fund Sleeve
The Fund’s overweighting of high yield closed-end funds compared to bank loan funds contributed to performance over the year as high yield funds’ net asset value performance was better on average over the period. In addition, discount narrowing positively impacted both high yield and bank loan funds over the period.

Oaktree High Yield Bond & Senior Loan Sleeve
Global high yield bonds and global senior loans experienced a rollercoaster ride over the twelve months ended September 30, 2016. For analytic purposes, the trailing twelve months can be divided into two periods. The period between October 2015 and February 2016 was quite difficult, reflecting a major selloff in the energy and metals and mining sectors, and an increase in risk aversion. However, high yield bonds and senior loans broke out of their slump in mid-February 2016, and the market rallied strongly through September 30, 2016, which resulted in significantly higher than coupon returns over the period.

What caused the sudden about-face in the high yield bond and senior loan markets? While there was no single factor, rising oil prices and a rebound in equities encouraged investors to take on more risk. At the same time, a moderately growing U.S. economy, bolstered by a strengthening labor market and supportive global central banks, created a more favorable macro-economic backdrop. Perhaps most importantly though, while fundamental creditworthiness hadn’t changed, valuations (yield spreads) had become quite attractive early in the year.

Riskier credits (such as CCC-rated bonds and second-lien loans) were the stars over the trailing-twelve month reporting period. In the high yield bond market, CCC-rated securities returned 15.0%, while the BB/B segment returned 12.9%. Given the strong performance in 2016, the blended yield on the combined portfolio across high yield and senior loans narrowed considerably, beginning the period at approximately 6.5% and ending the period at approximately 5.3%.

How was the RiverNorth/Oaktree High Income Fund positioned at the end of September 2016?

The Fund allocation was 28% RiverNorth Tactical Closed-End Fund and 72% Oaktree High Yield Bond and Senior Loan.

The closed-end fund sleeve is primarily invested in the common shares of closed-end funds. Over the past year we have decreased the Fund’s allocation to high yield closed-end funds relative to bank loan closed-end funds.

The Oaktree portfolio remains defensively positioned and constructed to preserve capital in the event of a market downturn. Oaktree believes the key to long-term success is managing credit risk, avoiding dangerous concentrations and minimizing defaults in the portfolio.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

Strategy Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

Annual Report | September 30, 2016	25

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

High Yield & Bank Loan Geographic Breakdown

Totals may not add up to 100% due to rounding.

Credit Exposure By Type

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)
Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Closed-End Fund Risk – closed-end funds are exchange traded, may trade at a discount to their net asset values and may deploy leverage. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is highly specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the London Interbank Offered Rate (LIBOR) and a decline in LIBOR could negatively impact the Fund’s return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value. Secondary trading in loans is not fully-developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser’s or sub-adviser's investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Valuation Risk – Loans and fixed-income securities are traded “over the counter” and because there is no centralized information regarding trading, the valuation of loans and fixed-income securities may vary.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2016 (Unaudited)

(2)
For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by Oaktree, the sub-adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Annual Report | September 30, 2016	27

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2016 (Unaudited)

Expense Example
As a shareholder of the RiverNorth Funds (the “Trust” or “Funds”), you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2015 and held for the six months ended March 31, 2016.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2016 (Unaudited)

	Beginning Account Value 04/01/2016	Ending Account Value 09/30/2016	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Class I Shares
Actual	$1,000.00	$1,098.00	1.11%	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	1.11%	$5.60

Class R Shares
Actual	$1,000.00	$1,095.70	1.36%	$7.13
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.36%	$6.86

RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$1,056.90	0.86%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	0.86%	$4.34

Class R Shares
Actual	$1,000.00	$1,056.60	1.11%	$5.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	1.11%	$5.60

RiverNorth Equity Opportunity Fund
Class I Shares
Actual	$1,000.00	$1,103.10	1.35%	$7.10
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	1.35%	$6.81

Class R Shares
Actual	$1,000.00	$1,100.60	1.60%	$8.40
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	1.60%	$8.07

RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$1,080.50	1.35%	7.02
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	1.35%	6.81

Class R Shares
Actual	$1,000.00	$1,079.30	1.59%	8.27
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.59%	8.02

Annual Report | September 30, 2016	29

RiverNorth Funds	Disclosure of Fund Expenses

 September 30, 2016 (Unaudited)

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366. Note this expense example is typically based on a six-month period.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2016

Shares/Description		Value
CLOSED-END FUNDS - 60.48%
268,587	Aberdeen Emerging Markets Smaller Co. Opportunities Fund, Inc.	$3,394,940
1,711,552	Adams Diversified Equity Fund, Inc.	22,506,909
156,082	Advent Claymore Convertible Securities and Income Fund II	899,032
502,577	AllianzGI Equity & Convertible Income Fund	9,408,241
79,326	Alpine Global Dynamic Dividend Fund	690,136
2,090,751	Alpine Total Dynamic Dividend Fund	15,952,430
235,017	Apollo Tactical Income Fund, Inc.	3,633,363
370,560	Avenue Income Credit Strategies Fund	4,806,163
1,162,627	BlackRock Credit Allocation Income Trust	15,521,070
933,436	BlackRock Debt Strategies Fund, Inc.	3,407,041
926,778	BlackRock Global Opportunities Equity Trust	11,353,030
349,804	BlackRock Multi-Sector Income Trust	5,971,154
28,792	BlackRock Resources & Commodity Strategy Trust	234,655
308,178	Blackstone/GSO Long-Short Credit Income Fund	4,789,086
465,654	Blackstone/GSO Strategic Credit Fund	6,947,558
1,717,354	Boulder Growth & Income Fund, Inc.	14,391,426
84,607	Brookfield Global Listed Infrastructure Income Fund, Inc.	1,160,808
169,035	Calamos Global Dynamic Income Fund	1,269,453
525,117	CBRE Clarion Global Real Estate Income Fund	4,410,983
737,465	Central Fund of Canada Ltd. - Class A	10,199,141
275,806	ClearBridge American Energy MLP Fund, Inc.	2,471,222
135,743	ClearBridge Energy MLP Total Return Fund, Inc.	1,774,161
274,153	Clough Global Allocation Fund	3,325,476
1,211,584	Clough Global Equity Fund(a)	13,787,826
3,053,415	Clough Global Opportunities Fund(a)	29,526,523
464,723	Deutsche High Income Trust	4,280,099
81,529	Deutsche Strategic Income Trust	988,131
56,844	Eaton Vance Floating-Rate Income Plus Fund	889,040
386,412	Eaton Vance Limited Duration Income Fund	5,297,709
277,752	Eaton Vance Short Duration Diversified Income Fund	3,807,980
406,083	First Trust High Income Long/Short Fund	6,330,834
431,555	Franklin Limited Duration Income Trust	5,217,500
362,709	General American Investors Co., Inc.	11,842,449
403,685	Invesco Dynamic Credit Opportunities Fund	4,747,336
273,019	Legg Mason BW Global Income Opportunities Fund, Inc.	3,707,598
7,395,127	Liberty All Star® Equity Fund	38,306,758
444,466	LMP Capital and Income Fund, Inc.	6,058,072
164,149	Madison Strategic Sector Premium Fund	1,928,751
50,360	MFS Charter Income Trust	435,110
932,777	MFS Multimarket Income Trust	5,680,612
152,600	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,472,590
365,190	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	2,932,476
111,804	Neuberger Berman High Yield Strategies Fund, Inc.	1,325,995
1,633,401	Neuberger Berman Real Estate Securities Income Fund, Inc.	9,294,052
275,191	NexPoint Credit Strategies Fund	6,117,496

See Notes to Financial Statements.

Annual Report | September 30, 2016	31

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2016

Shares/Description		Value
1,018,249	Nuveen Credit Strategies Income Fund	$8,634,752
400,000	Nuveen Global Equity Income Fund	4,776,000
447,970	Nuveen Mortgage Opportunity Term Fund	10,831,915
131,168	Nuveen Mortgage Opportunity Term Fund 2	3,111,305
315,085	PIMCO Dynamic Credit Income Fund	6,424,583
105,528	Prudential Global Short Duration High Yield Fund, Inc.	1,594,528
117,716	Royce Global Value Trust, Inc.	956,442
433,625	Royce Micro-Cap Trust, Inc.	3,386,611
2,087,861	Royce Value Trust, Inc.	26,432,320
1,108,917	Sprott Focus Trust, Inc.	7,651,527
1,807,940	Templeton Global Income Fund	11,281,546
80,082	THL Credit Senior Loan Fund	1,320,552
1,084,537	Tri-Continental Corp.	23,187,401
105,661	Voya Emerging Markets High Income Dividend Equity Fund	865,364
483,772	Wells Fargo Advantage Multi-Sector Income Fund	6,274,523
609,133	Western Asset Emerging Markets Income Fund, Inc.	7,011,121
245,786	Western Asset Global Corporate Defined Opportunity Fund, Inc.	4,347,954
1,706,316	Western Asset High Income Opportunity Fund, Inc.	8,616,896
357,148	Western Asset Worldwide Income Fund, Inc.	4,146,488
394,986	Zweig Fund, Inc.	5,115,070
597,153	Zweig Total Return Fund, Inc.	7,189,722

TOTAL CLOSED-END FUNDS (Cost $446,010,650)		465,649,035

BUSINESS DEVELOPMENT COMPANIES - 1.50%
683,211	American Capital Ltd.(b)	11,553,098

TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $9,436,583)		11,553,098

EXCHANGE-TRADED FUNDS - 15.15%
49,099	Guggenheim S&P 500® Top 50® ETF	7,500,854
30,000	iShares® Russell 2000® ETF	3,726,300
209,517	Market Vectors® Gold Miners ETF	5,537,534
521,245	PowerShares® FTSE RAFI Emerging Markets Portfolio	9,340,710
240,668	PowerShares® FTSE RAFI US 1000 Portfolio	22,526,525
110,659	SPDR® S&P 500® ETF Trust	23,935,542
482,753	Vanguard® FTSE Developed Markets ETF	18,059,790

See Notes to Financial Statements.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2016

Shares/Description		Value
690,375	Vanguard® FTSE Emerging Markets ETF	$25,978,811

TOTAL EXCHANGE-TRADED FUNDS (Cost $109,708,530)		116,606,066

OPEN-END FUNDS - 0.36%
339,790	AB Income Fund	2,765,893

TOTAL OPEN-END FUNDS (Cost $2,546,258)		2,765,893

PREFERRED STOCKS - 0.21%
61,158	General American Investors Co., Inc., Series B, 5.950%	1,629,861

TOTAL PREFERRED STOCKS (Cost $1,444,152)		1,629,861

SHORT-TERM INVESTMENTS - 21.23%
Money Market Fund
163,465,551	State Street Institutional Trust (7 Day Yield 0.19%)	163,465,551

TOTAL SHORT-TERM INVESTMENTS (Cost $163,465,551)		163,465,551

TOTAL INVESTMENTS - 98.93% (Cost $732,611,724)		761,669,504
CASH SEGREGATED AT CUSTODIAN FOR TOTAL RETURN SWAP CONTRACTS - 0.05%		400,000
OTHER ASSETS IN EXCESS OF LIABILITIES -1.02%		7,840,541
NET ASSETS - 100.00%		$769,910,045

(a)	Affiliated company. See Note 9 to Notes to Financial Statements.
(b)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | September 30, 2016	33

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2016

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Asset	Termination Date	Rate paid by the Fund		Notional Amount	Upfront Premiums Paid	Unrealized Appreciation
ReFlow Fund, LLC(a)	Net Asset Value	12/16/2016	2.28	%(b)	$65,000,000	$–	$252,002
Goldman Sachs	Fifth Street Finance Corp., Common Shares	10/27/2016	1.18%		1,929,552	1,929,552	90,393
Goldman Sachs	Fifth Street Finance Corp., Common Shares	10/28/2016	1.18%		1,960,842	1,960,842	59,103
Goldman Sachs	Fifth Street Finance Corp., Common Shares	10/31/2016	1.18%		1,971,266	1,971,266	48,674
Goldman Sachs	Fifth Street Finance Corp., Common Shares	01/20/2017	1.18%		1,354,045	1,354,045	249,306
Goldman Sachs	Fifth Street Finance Corp., Common Shares	01/24/2017	1.18%		311,483	311,483	43,078
Goldman Sachs	Fifth Street Finance Corp., Common Shares	01/25/2017	1.18%		465,334	465,334	92,729
							$835,285

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Asset. The Fund makes payments on any negative monthly return of such Reference Asset.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016.
*	See Note 4 in the Notes to Financial Statements.

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Shares/Description		Value
CLOSED-END FUNDS - 22.62%
1,913,505	Aberdeen Asia-Pacific Income Fund, Inc.	$9,797,146
315,609	Advent Claymore Convertible Securities and Income Fund	4,601,579
805,025	Advent Claymore Convertible Securities and Income Fund II	4,636,944
408,091	Advent/Claymore Enhanced Growth & Income Fund	3,407,560
232,546	AllianzGI Diversified Income & Convertible Fund	4,425,350
129,350	Apollo Senior Floating Rate Fund, Inc.	2,189,895
599,626	Ares Dynamic Credit Allocation Fund, Inc.	8,904,446
254,019	Barings Global Short Duration High Yield Fund	4,732,374
1,471,606	BlackRock Corporate High Yield Fund, Inc.	15,922,777
1,765,786	BlackRock Credit Allocation Income Trust	23,573,243
3,645,963	BlackRock Debt Strategies Fund, Inc.	13,307,765
332,786	BlackRock Floating Rate Income Strategies Fund, Inc.	4,612,414
206,664	BlackRock Limited Duration Income Trust	3,207,425
511,077	BlackRock Multi-Sector Income Trust	8,724,084
826,617	Blackstone/GSO Strategic Credit Fund	12,333,126
540,922	Brookfield High Income Fund, Inc.	3,959,549
561,144	Brookfield Mortgage Opportunity Income Fund, Inc.	8,417,160
64,078	Calamos Convertible Opportunities and Income Fund	661,926
979,780	Credit Suisse Asset Management Income Fund, Inc.	3,076,509
182,913	Deutsche Global High Income Fund, Inc.	1,539,926
455,060	Deutsche High Income Opportunities Fund, Inc.	6,439,099
604,704	Deutsche Multi-Market Income Trust	5,170,219
1,865,560	Eaton Vance Limited Duration Income Fund	25,576,828
863,252	Eaton Vance Senior Income Trust	5,559,343
267,675	Eaton Vance Short Duration Diversified Income Fund	3,669,824
265,855	First Trust Aberdeen Global Opportunity Income Fund	3,131,772
588,167	First Trust High Income Long/Short Fund	9,169,524
192,271	First Trust Strategic High Income Fund II	2,372,624
329,024	Franklin Limited Duration Income Trust	3,977,900
1,386,646	Invesco Dynamic Credit Opportunities Fund	16,306,957
205,493	Invesco High Income Trust II	3,004,308
2,228,771	Invesco Senior Income Trust	9,650,578
48,232	KKR Income Opportunities Fund	772,677
455,821	Legg Mason BW Global Income Opportunities Fund, Inc.	6,190,049
1,113,076	MFS Charter Income Trust	9,616,977
805,672	MFS Multimarket Income Trust	4,906,542
483,942	Morgan Stanley Emerging Markets Debt Fund, Inc.	4,670,040
1,334,041	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	10,712,349
230,385	Morgan Stanley Income Securities, Inc.	4,358,884
374,040	Neuberger Berman High Yield Strategies Fund, Inc.	4,436,114
134,985	NexPoint Credit Strategies Fund	3,000,717
2,015,306	Nuveen Credit Strategies Income Fund	17,089,795
553,895	Nuveen Global High Income Fund	8,696,152
848,448	Nuveen Senior Income Fund	5,548,850
1,396,140	PIMCO Dynamic Credit Income Fund	28,467,295

See Notes to Financial Statements.

Annual Report | September 30, 2016	35

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Shares/Description		Value
235,493	Pioneer Floating Rate Trust	$2,778,817
917,310	Prudential Global Short Duration High Yield Fund, Inc.	13,860,554
285,289	Putnam High Income Securities Fund	2,288,018
1,854,219	Putnam Premier Income Trust	9,067,131
1,244,514	Templeton Emerging Markets Income Fund	13,689,654
2,166,040	Templeton Global Income Fund	13,516,090
383,472	The GDL Fund	3,815,546
263,881	The New America High Income Fund, Inc.	2,430,344
194,754	Virtus Global Multi-Sector Income Fund	3,094,641
260,130	Voya Prime Rate Trust	1,373,486
751,459	Wells Fargo Advantage Multi-Sector Income Fund	9,746,423
192,532	Western Asset Corporate Loan Fund, Inc.	2,058,167
363,591	Western Asset Emerging Markets Debt Fund, Inc.	5,911,990
503,539	Western Asset Emerging Markets Income Fund, Inc.	5,795,734
162,856	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,880,923
2,118,656	Western Asset High Income Opportunity Fund, Inc.	10,699,214
635,622	Western Asset High Yield Defined Opportunity Fund, Inc.	9,794,935
70,219	Western Asset Worldwide Income Fund, Inc.	815,243
582,157	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	6,514,337

TOTAL CLOSED-END FUNDS (Cost $479,239,016)		464,657,862

BUSINESS DEVELOPMENT COMPANIES - 1.40%
1,696,892	American Capital Ltd.(a)	28,694,444

TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $24,466,370)		28,694,444

OPEN-END FUNDS - 3.10%
4,596,408	AB Income Fund	37,414,765
2,772,396	RiverNorth/Oaktree High Income Fund, Class I(b)	26,286,745

TOTAL OPEN-END FUNDS (Cost $61,610,335)		63,701,510

PREFERRED STOCKS - 0.78%
84,225	Apollo Commercial Real Estate Finance, Inc., Series A, 8.625%	2,168,794
80,000	Gladstone Investment Corp., 6.250%	2,033,600
128,956	Gladstone Investment Corp., Series C, 6.500%	3,351,554
56,444	Hercules Capital, Inc., 6.250%	1,448,353
125,774	Kayne Anderson MLP Investment Co., Series F, 3.500%	3,182,082

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Shares/Description		Value
76,371	The GDL Fund, Series B, 3.000%	$3,872,002

TOTAL PREFERRED STOCKS (Cost $15,889,902)		16,056,385

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY SENIOR NOTES - 1.06%
232,005	Fifth Street Finance Corp.	6.13%	04/30/2028	5,967,192
152,445	Main Street Capital Corp.	6.13%	04/01/2023	3,956,435
90,923	Medley Capital Corp.	7.13%	03/30/2019	2,313,081
135,503	MVC Capital, Inc.	7.25%	01/15/2023	3,424,703
124,486	THL Credit, Inc.	6.75%	11/15/2021	3,232,441
112,010	THL Credit, Inc.	6.75%	12/30/2022	2,912,260

TOTAL BUSINESS DEVELOPMENT COMPANY SENIOR NOTES (Cost $21,047,071)				21,806,112

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 1.74%
Australia - 0.08%
$585,000	Australia & New Zealand Banking Group Ltd.(c)	4.88%	01/12/2021	654,591
200,000	CNOOC Finance 2015 Australia Pty Ltd.	2.63%	05/05/2020	204,161
590,000	Westpac Banking Corp.	2.60%	11/23/2020	606,789
75,000	Westpac Banking Corp.	2.00%	08/19/2021	75,012
				1,540,553
Bermuda - 0.05%
600,000	Digicel Group Ltd.(c)	7.13%	04/01/2022	464,820
400,000	Digicel Group Ltd.(d)	7.13%	04/01/2022	307,880
200,000	Inkia Energy Ltd.(d)	8.38%	04/04/2021	208,300
				981,000
Brazil - 0.01%
100,000	Cosan Overseas Ltd.(e)	8.25%	Perpetual Maturity	100,000
1,500,000	OAS Finance Ltd.(c)(e)(f)(g)	8.88%	Perpetual Maturity	75,000
				175,000
British Virgin Islands - 0.03%
300,000	CNOOC Finance 2011 Ltd.(d)	4.25%	01/26/2021	324,851
200,000	Sinopec Group Overseas Development 2015 Ltd.(c)	2.50%	04/28/2020	203,701
				528,552

See Notes to Financial Statements.

Annual Report | September 30, 2016	37

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
Canada - 0.06%
$70,000	Lundin Mining Corp.(c)	7.50%	11/01/2020	$74,725
70,000	Open Text Corp.(c)	5.88%	06/01/2026	73,412
160,000	Royal Bank of Canada	2.50%	01/19/2021	165,244
1,005,000	The Toronto-Dominion Bank	1.80%	07/13/2021	1,001,765
				1,315,146
Cayman Islands - 0.18%
500,000	Agromercantil Senior Trust(c)	6.25%	04/10/2019	522,500
200,000	Banco Nacional de Comercio Exterior SNC/Cayman Islands(d)(f)	3.80%	08/11/2026	194,440
150,000	Bantrab Senior Trust(d)	9.00%	11/14/2020	132,750
600,000	Grupo Aval Ltd.(d)	4.75%	09/26/2022	595,200
870,529	Guanay Finance Ltd.(d)	6.00%	12/15/2020	893,381
600,000	Industrial Senior Trust(c)	5.50%	11/01/2022	597,000
300,000	Industrial Senior Trust(d)	5.50%	11/01/2022	298,500
650,000	Peru Enhanced Pass-Through Finance Ltd.(d)(h)	0.00%	06/02/2025	543,725
				3,777,496
Chile - 0.07%
400,000	Colbun SA(d)	6.00%	01/21/2020	448,186
550,000	CorpGroup Banking SA(c)	6.75%	03/15/2023	532,812
500,000	Empresa Electrica Angamos SA(d)	4.88%	05/25/2029	492,915
				1,473,913
Colombia - 0.04%
250,000	Banco GNB Sudameris SA(d)	7.50%	07/30/2022	269,063
200,000	Empresa de Energia de Bogota SA ESP(d)	6.13%	11/10/2021	207,000
200,000	Empresas Publicas de Medellin ESP(d)	7.63%	07/29/2019	227,250
600,000	Pacific Exploration and Production Corp.(c)(g)	5.13%	03/28/2023	114,000
100,000	Pacific Exploration and Production Corp.(c)(g)	5.63%	01/19/2025	19,000
400,000	Pacific Exploration and Production Corp.(d)(g)	5.13%	03/28/2023	76,000
				912,313
Costa Rica - 0.09%
600,000	Banco de Costa Rica(d)	5.25%	08/12/2018	618,000
600,000	Banco Nacional de Costa Rica(d)	4.88%	11/01/2018	618,300
400,000	Instituto Costarricense de Electricidad(c)	6.95%	11/10/2021	426,000
200,000	Instituto Costarricense de Electricidad(d)	6.95%	11/10/2021	213,000
				1,875,300
Curacao - 0.03%
687,000	Teva Pharmaceutical Finance Co. BV	2.95%	12/18/2022	705,436

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
Dominican Republic - 0.05%
$400,000	Aeropuertos Dominicanos Siglo XXI SA(d)	9.75%	11/13/2019	$421,200
300,000	Banco de Reservas de la Republica Dominicana(c)	7.00%	02/01/2023	310,500
200,000	Banco de Reservas de la Republica Dominicana(d)	7.00%	02/01/2023	207,000
				938,700
France - 0.03%
631,000	Orange SA	2.75%	02/06/2019	649,873
Great Britain - 0.10%
320,000	AstraZeneca PLC	2.38%	11/16/2020	329,302
290,000	BP Capital Markets PLC	3.06%	03/17/2022	304,004
105,000	BP Capital Markets PLC	3.12%	05/04/2026	107,975
1,188,000	British Telecommunications PLC	5.95%	01/15/2018	1,257,164
107,000	Delphi Automotive PLC	4.25%	01/15/2026	116,852
				2,115,297
Guatemala - 0.01%
200,000	Comcel Trust via Comunicaciones Celulares SA(d)	6.88%	02/06/2024	206,640
India - 0.06%
600,000	Adani Ports & Special Economic Zone Ltd.(d)	3.50%	07/29/2020	608,457
200,000	Export-Import Bank of India	3.13%	07/20/2021	206,659
400,000	ONGC Videsh Ltd.	3.25%	07/15/2019	411,400
				1,226,516
Ireland - 0.03%
680,000	Shire Acquisitions Investments Ireland DAC	2.88%	09/23/2023	684,179
Israel - 0.06%
600,000	Delek & Avner Tamar Bond Ltd.(c)	4.44%	12/30/2020	633,750
500,000	Israel Electric Corp. Ltd.(d)	5.63%	06/21/2018	529,500
				1,163,250
Japan - 0.05%
665,000	Sumitomo Mitsui Financial Group, Inc.	2.93%	03/09/2021	683,937
310,000	Sumitomo Mitsui Financial Group, Inc.	2.06%	07/14/2021	307,704
				991,641
Luxembourg - 0.06%
655,000	Actavis Funding SCS	2.35%	03/12/2018	661,941
65,000	Intelsat Jackson Holdings SA	5.50%	08/01/2023	45,337
35,000	Intelsat Jackson Holdings SA(c)	8.00%	02/15/2024	35,263

See Notes to Financial Statements.

Annual Report | September 30, 2016	39

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$400,000	Minerva Luxembourg SA(c)(e)(f)	8.75%	Perpetual Maturity	$406,000
				1,148,541
Malaysia - 0.02%
500,000	Petronas Global Sukuk Ltd.(d)	2.71%	03/18/2020	511,918
Mexico - 0.19%
500,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander(d)(f)	5.95%	01/30/2024	526,725
700,000	BBVA Bancomer SA(d)(f)	5.35%	11/12/2029	708,750
241,727	Fermaca Enterprises S de RL de CV(d)	6.38%	03/30/2038	248,979
300,000	Grupo Elektra SAB de CV	7.25%	08/06/2018	300,750
200,000	Grupo Idesa SA de CV(c)	7.88%	12/18/2020	201,000
200,000	Grupo Idesa SA de CV(d)	7.88%	12/18/2020	201,000
200,000	Nemak SAB de CV(d)	5.50%	02/28/2023	204,800
300,000	Petroleos Mexicanos	3.50%	07/18/2018	307,650
680,000	Petroleos Mexicanos(c)	6.75%	09/21/2047	678,980
200,000	Petroleos Mexicanos(d)	5.50%	02/04/2019	211,400
300,000	TV Azteca SAB de CV(d)	7.50%	05/25/2018	252,375
				3,842,409
Netherlands - 0.10%
400,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It(c)	7.95%	05/11/2026	427,500
250,000	Ajecorp BV(d)	6.50%	05/14/2022	136,250
300,000	CIMPOR Financial Operations BV(c)	5.75%	07/17/2024	258,750
200,000	Marfrig Holdings Europe BV(c)	8.00%	06/08/2023	205,400
80,000	NXP BV / NXP Funding LLC(c)	4.13%	06/01/2021	85,900
40,000	NXP BV / NXP Funding LLC(c)	3.88%	09/01/2022	42,000
355,000	Shell International Finance BV	1.38%	05/10/2019	354,132
235,000	Teva Pharmaceutical Finance Netherlands III BV	2.80%	07/21/2023	236,043
300,000	VTR Finance BV(d)	6.88%	01/15/2024	311,250
				2,057,225
Panama - 0.15%
450,000	Aeropuerto Internacional de Tocumen SA	5.75%	10/09/2023	488,250
700,000	AES El Salvador Trust II(d)	6.75%	03/28/2023	665,000
400,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings Ltd.(d)	8.38%	05/10/2020	383,000
300,000	Banco Latinoamericano de Comercio Exterior SA(d)	3.25%	05/07/2020	307,500
671,566	ENA Norte Trust(d)	4.95%	04/25/2023	701,786

See Notes to Financial Statements.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$600,000	Global Bank Corp.(d)	5.13%	10/30/2019	$631,500
				3,177,036
Paraguay - 0.06%
200,000	Banco Continental SAECA(d)	8.88%	10/15/2017	201,000
150,000	Banco Regional SAECA(c)	8.13%	01/24/2019	162,000
350,000	Banco Regional SAECA(d)	8.13%	01/24/2019	378,000
400,000	Telefonica Celular del Paraguay SA(d)	6.75%	12/13/2022	416,000
				1,157,000
Peru - 0.07%
200,000	Abengoa Transmision Sur SA(d)	6.88%	04/30/2043	215,000
180,000	Camposol SA(c)	10.50%	07/15/2021	165,600
200,000	Inkia Energy Ltd.(c)	8.38%	04/04/2021	208,300
500,000	Pesquera Exalmar SAA(c)	7.38%	01/31/2020	398,750
500,000	Pesquera Exalmar SAA(d)	7.38%	01/31/2020	398,750
				1,386,400
Singapore - 0.04%
400,000	Oversea-Chinese Banking Corp. Ltd.(d)(f)	4.00%	10/15/2024	418,200
400,000	United Overseas Bank Ltd.(f)	3.50%	09/16/2026	412,855
				831,055
Trinidad/Tobago - 0.02%
300,000	National Gas Co. of Trinidad & Tobago Ltd.(d)	6.05%	01/15/2036	322,500

TOTAL FOREIGN CORPORATE BONDS (Cost $38,086,187)				35,694,889

U.S. CORPORATE BONDS - 3.14%
Advertising - 0.03%
635,000	Omnicom Group, Inc.	3.60%	04/15/2026	672,861
Aerospace/Defense - 0.08%
665,000	Lockheed Martin Corp.	4.70%	05/15/2046	795,534
451,000	The Boeing Co.	6.88%	03/15/2039	683,609
110,000	TransDigm, Inc.	6.00%	07/15/2022	116,600
				1,595,743
Agriculture - 0.03%
635,000	Reynolds American, Inc.	4.00%	06/12/2022	690,776
Apparel - 0.00%(i)
70,000	Levi Strauss & Co.	5.00%	05/01/2025	73,325
Auto Manufacturers - 0.08%
490,000	Ford Motor Co.	7.45%	07/16/2031	650,199
510,000	General Motors Financial Co., Inc.	2.40%	05/09/2019	512,143
345,000	General Motors Financial Co., Inc.	3.20%	07/13/2020	353,589

See Notes to Financial Statements.

Annual Report | September 30, 2016	41

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$145,000	General Motors Financial Co., Inc.	3.20%	07/06/2021	$146,950
				1,662,881
Auto Parts & Equipment - 0.04%
35,000	Allison Transmission, Inc.(c)	5.00%	10/01/2024	35,889
95,000	American Axle & Manufacturing, Inc.	6.63%	10/15/2022	100,819
55,000	Dana Holding Corp.	5.50%	12/15/2024	56,237
545,000	Delphi Corp.	4.15%	03/15/2024	586,240
100,000	The Goodyear Tire & Rubber Co.	5.13%	11/15/2023	104,500
				883,685
Banks - 0.47%
495,000	Bank of America Corp.	2.00%	01/11/2018	497,421
500,000	Bank of America Corp.	2.63%	04/19/2021	508,533
655,000	Bank of Montreal	1.90%	08/27/2021	652,083
555,000	BB&T Corp.	2.45%	01/15/2020	568,241
390,000	BB&T Corp.	2.05%	05/10/2021	394,355
320,000	Citigroup, Inc.	2.65%	10/26/2020	327,211
625,000	Citigroup, Inc.	2.70%	03/30/2021	639,632
200,000	DBS Bank Ltd.(d)(f)	3.63%	09/21/2022	203,412
680,000	JPMorgan Chase & Co.	2.40%	06/07/2021	688,172
665,000	JPMorgan Chase & Co.	4.25%	10/01/2027	717,435
300,000	Morgan Stanley	2.65%	01/27/2020	306,817
215,000	Morgan Stanley	2.50%	04/21/2021	217,331
300,000	Morgan Stanley	3.88%	01/27/2026	319,736
220,000	Morgan Stanley	3.13%	07/27/2026	222,662
655,000	PNC Funding Corp.	3.30%	03/08/2022	696,046
480,000	State Street Corp.	3.55%	08/18/2025	521,332
230,000	State Street Corp.	2.65%	05/19/2026	233,065
730,000	The Goldman Sachs Group, Inc.	2.35%	11/15/2021	729,438
655,000	Wells Fargo & Co.	3.55%	09/29/2025	692,518
465,000	Wells Fargo & Co.	3.00%	04/22/2026	470,256
				9,605,696
Beverages - 0.04%
190,000	Anheuser-Busch InBev Finance, Inc.	4.90%	02/01/2046	228,823
195,000	The Coca-Cola Co.	1.88%	10/27/2020	198,405
455,000	The Coca-Cola Co.	1.55%	09/01/2021	453,553
				880,781
Biotechnology - 0.02%
305,000	Celgene Corp.	3.88%	08/15/2025	327,214
Building Materials - 0.00%(i)
42,000	Builders FirstSource, Inc.(c)	5.63%	09/01/2024	43,260
Chemicals - 0.01%
100,000	Ashland, Inc.	4.75%	08/15/2022	104,375

See Notes to Financial Statements.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$50,000	PQ Corp.(c)	6.75%	11/15/2022	$53,125
				157,500
Commercial Services - 0.01%
100,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(c)	9.25%	05/15/2023	109,250
45,000	Team Health, Inc.(c)	7.25%	12/15/2023	48,544
				157,794
Computers - 0.06%
508,000	Apple, Inc.	4.65%	02/23/2046	589,193
80,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp.(c)	7.13%	06/15/2024	88,039
400,000	Hewlett Packard Enterprise Co.(c)	3.60%	10/15/2020	420,100
25,000	Western Digital Corp.(c)	7.38%	04/01/2023	27,500
				1,124,832
Cosmetics/Personal Care - 0.00%(i)
55,000	Revlon Consumer Products Corp.	5.75%	02/15/2021	56,375
15,000	Revlon Consumer Products Corp.(c)	6.25%	08/01/2024	15,525
				71,900
Distribution/Wholesale - 0.01%
100,000	HD Supply, Inc.	7.50%	07/15/2020	103,875
Diversified Financial Services - 0.23%
635,000	Air Lease Corp.	3.75%	02/01/2022	666,360
645,000	Ally Financial, Inc.	4.13%	03/30/2020	657,900
40,000	Ally Financial, Inc.	4.25%	04/15/2021	40,850
265,000	American Express Credit Corp.	2.25%	08/15/2019	270,502
1,030,000	American Express Credit Corp.	2.25%	05/05/2021	1,046,543
300,000	Credito Real SAB de CV SOFOM ER(c)	7.25%	07/20/2023	301,500
35,000	Double Eagle Acquisition Sub, Inc.(c)	7.50%	10/01/2024	35,744
369,000	National Rural Utilities Cooperative Finance Corp.	10.38%	11/01/2018	436,560
520,000	National Rural Utilities Cooperative Finance Corp.	2.00%	01/27/2020	525,658
659,000	Synchrony Financial	3.00%	08/15/2019	675,084
				4,656,701
Electric - 0.17%
787,000	Berkshire Hathaway Energy Co.	6.50%	09/15/2037	1,087,888
25,000	Calpine Corp.	5.75%	01/15/2025	24,750
230,000	Duke Energy Corp.	3.75%	09/01/2046	224,650
450,000	Duke Energy Progress, Inc.	4.15%	12/01/2044	495,031
315,000	Exelon Corp.	3.40%	04/15/2026	327,710
200,000	Fortis, Inc.(c)	2.10%	10/04/2021	199,394
70,000	NRG Energy, Inc.(c)	7.25%	05/15/2026	71,575
965,000	The Southern Co.	2.45%	09/01/2018	984,097
				3,415,095

See Notes to Financial Statements.

Annual Report | September 30, 2016	43

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
Engineering & Construction - 0.01%
$100,000	SBA Communications Corp.	5.63%	10/01/2019	$102,813
Entertainment - 0.01%
35,000	GLP Capital LP / GLP Financing II, Inc.	5.38%	04/15/2026	37,712
105,000	Scientific Games International, Inc.(c)	7.00%	01/01/2022	111,563
85,000	WMG Acquisition Corp.(c)	6.75%	04/15/2022	90,525
				239,800
Environmental Control - 0.03%
530,000	Waste Management, Inc.	4.10%	03/01/2045	584,806
Food - 0.13%
70,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC(c)	5.75%	03/15/2025	70,000
55,000	JBS USA LLC / JBS USA Finance, Inc.(c)	5.75%	06/15/2025	54,312
160,000	Kraft Heinz Foods Co.	2.00%	07/02/2018	161,650
105,000	Pilgrim's Pride Corp.(c)	5.75%	03/15/2025	108,675
40,000	Post Holdings, Inc.(c)	5.00%	08/15/2026	39,900
770,000	The Kroger Co.	3.40%	04/15/2022	817,829
35,000	TreeHouse Foods, Inc.(c)	6.00%	02/15/2024	37,844
1,205,000	Tyson Foods, Inc.	3.95%	08/15/2024	1,303,393
				2,593,603
Forest Products & Paper - 0.08%
1,315,000	Georgia-Pacific LLC(c)	3.60%	03/01/2025	1,403,999
290,000	International Paper Co.	3.00%	02/15/2027	290,458
				1,694,457
Hand/Machine Tools - 0.01%
115,000	Milacron LLC / Mcron Finance Corp.(c)	7.75%	02/15/2021	120,175
Healthcare-Products - 0.08%
1,000,000	Thermo Fisher Scientific, Inc.	3.30%	02/15/2022	1,049,306
660,000	Zimmer Biomet Holdings, Inc.	1.45%	04/01/2017	660,787
				1,710,093
Healthcare-Services - 0.12%
658,000	Anthem, Inc.	2.30%	07/15/2018	666,880
95,000	Centene Corp.	5.63%	02/15/2021	101,175
50,000	HCA, Inc.	5.88%	02/15/2026	53,375
660,000	Laboratory Corp. of America Holdings	2.50%	11/01/2018	671,388
495,000	Laboratory Corp. of America Holdings	4.70%	02/01/2045	541,895
105,000	MPH Acquisition Holdings LLC(c)	7.13%	06/01/2024	113,137
35,000	RegionalCare Hospital Partners Holdings, Inc.(c)	8.25%	05/01/2023	36,225
110,000	Select Medical Corp.	6.38%	06/01/2021	108,762
110,000	Tenet Healthcare Corp.	6.75%	06/15/2023	102,575
				2,395,412

See Notes to Financial Statements.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
Holding Companies-Diversified - 0.04%
$85,000	Argos Merger Sub, Inc.(c)	7.13%	03/15/2023	$89,462
675,000	MUFG Americas Holdings Corp.	1.63%	02/09/2018	676,131
				765,593
Household Products/Wares - 0.01%
35,000	Kronos Acquisition Holdings, Inc.(c)	9.00%	08/15/2023	36,247
100,000	Spectrum Brands, Inc.	5.75%	07/15/2025	108,500
				144,747
Housewares - 0.01%
155,000	Newell Brands, Inc.	3.15%	04/01/2021	161,666

Insurance - 0.09%
855,000	Liberty Mutual Group, Inc.(c)	6.50%	05/01/2042	1,068,744
660,000	TIAA Asset Management Finance Co. LLC(c)	2.95%	11/01/2019	680,503
				1,749,247
Internet - 0.01%
225,000	Amazon.com, Inc.	3.80%	12/05/2024	249,959

Iron/Steel - 0.00%(i)
75,000	Signode Industrial Group Lux SA / Signode Industrial Group US, Inc.(c)	6.38%	05/01/2022	76,313

Leisure Time - 0.01%
105,000	NCL Corp. Ltd.(c)	5.25%	11/15/2019	106,575
70,000	Sabre GLBL, Inc.(c)	5.25%	11/15/2023	71,575
75,000	Viking Cruises Ltd.(c)	8.50%	10/15/2022	77,250
				255,400
Lodging - 0.01%
35,000	Hilton Domestic Operating Co. Inc(c)	4.25%	09/01/2024	35,875
100,000	MGM Resorts International	4.63%	09/01/2026	98,000
65,000	Station Casinos LLC	7.50%	03/01/2021	68,815
				202,690
Machinery-Construction & Mining - 0.00%(i)
95,000	Terex Corp.	6.00%	05/15/2021	97,494

Media - 0.09%
335,000	21st Century Fox America, Inc.	4.75%	09/15/2044	369,225
60,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.25%	09/30/2022	62,850
25,000	CCO Holdings LLC / CCO Holdings Capital Corp.(c)	5.13%	05/01/2023	26,156
105,000	Cequel Communications Holdings I LLC / Cequel Capital Corp.(c)	6.38%	09/15/2020	108,544
190,000	Comcast Corp.	4.20%	08/15/2034	210,889
395,000	Comcast Corp.	4.40%	08/15/2035	449,160
40,000	CSC Holdings LLC	5.25%	06/01/2024	38,100
35,000	CSC Holdings LLC(c)	5.50%	04/15/2027	35,875

See Notes to Financial Statements.

Annual Report | September 30, 2016	45

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$65,000	Gray Television, Inc.	7.50%	10/01/2020	$67,507
40,000	Gray Television, Inc.(c)	5.13%	10/15/2024	39,350
50,000	Gray Television, Inc.(c)	5.88%	07/15/2026	50,500
55,000	Nexstar Escrow Corp.(c)	5.63%	08/01/2024	55,550
100,000	Sinclair Television Group, Inc.(c)	5.63%	08/01/2024	102,500
105,000	Sirius XM Radio, Inc.(c)	5.38%	07/15/2026	108,150
110,000	TEGNA, Inc.(c)	4.88%	09/15/2021	114,675
				1,839,031
Metal Fabricate/Hardware - 0.00%(i)
50,000	Novelis Corp.(c)	6.25%	08/15/2024	53,250
25,000	Novelis Corp.(c)	5.88%	09/30/2026	25,656
				78,906
Miscellaneous Manufacturing - 0.00%(i)
80,000	Gates Global LLC / Gates Global Co.(c)	6.00%	07/15/2022	76,400

Office/Business Equipment - 0.03%
650,000	Xerox Corp.	2.95%	03/15/2017	653,915

Oil & Gas - 0.22%
355,000	Apache Corp.	4.75%	04/15/2043	366,411
230,000	BP Capital Markets PLC	3.02%	01/16/2027	233,736
49,000	Chevron Corp.	1.37%	03/02/2018	49,095
252,000	Chevron Corp.	1.79%	11/16/2018	254,677
290,000	Chevron Corp.	1.56%	05/16/2019	291,671
145,000	Energy XXI Gulf Coast, Inc.(g)	9.25%	12/15/2017	14,500
1,630,000	Energy XXI Gulf Coast, Inc.(c)(g)	11.00%	03/15/2020	660,150
60,000	Energy XXI Gulf Coast, Inc.(g)	7.50%	12/15/2021	6,000
335,000	EOG Resources, Inc.	4.15%	01/15/2026	366,802
80,000	EPL Oil & Gas, Inc.(g)	8.25%	02/15/2018	11,400
35,000	Extraction Oil & Gas Holdings LLC / Extraction Finance Corp.(c)	7.88%	07/15/2021	36,488
130,000	Memorial Production Partners LP / Memorial Production Finance Corp.	6.88%	08/01/2022	63,375
155,000	Occidental Petroleum Corp.	3.40%	04/15/2026	164,276
25,000	PDC Energy, Inc.(c)	6.13%	09/15/2024	26,063
263,000	Phillips 66	5.88%	05/01/2042	331,967
35,000	Phillips 66	4.88%	11/15/2044	39,130
250,000	Reliance Holding USA, Inc.(d)	5.40%	02/14/2022	282,007
40,000	Sanchez Energy Corp.	6.13%	01/15/2023	32,300
2,420,000	SandRidge Energy, Inc.(c)(g)	8.75%	06/01/2020	877,250
330,000	Schlumberger Holdings Corp.(c)	2.35%	12/21/2018	336,255
				4,443,553
Packaging & Containers - 0.01%
70,000	Berry Plastics Corp.	5.50%	05/15/2022	72,800
70,000	Plastipak Holdings, Inc.(c)	6.50%	10/01/2021	72,975

See Notes to Financial Statements.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$135,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	8.25%	02/15/2021	$140,864
				286,639
Pharmaceuticals - 0.15%
600,000	AbbVie, Inc.	4.70%	05/14/2045	650,263
665,000	Cardinal Health, Inc.	1.95%	06/15/2018	671,542
495,000	Eli Lilly & Co.	3.70%	03/01/2045	535,066
335,000	Express Scripts Holding Co.	4.50%	02/25/2026	368,350
135,000	Express Scripts Holding Co.	3.40%	03/01/2027	136,147
615,000	Mylan NV(c)	3.15%	06/15/2021	627,260
70,000	Quintiles Transnational Corp.(c)	4.88%	05/15/2023	72,275
65,000	Vizient, Inc.(c)	10.38%	03/01/2024	74,750
				3,135,653
Pipelines - 0.11%
90,000	Energy Transfer Equity LP	5.50%	06/01/2027	90,000
710,000	Energy Transfer Partners LP	4.75%	01/15/2026	735,300
522,000	Enterprise Products Operating LLC	3.70%	02/15/2026	538,712
595,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	678,676
75,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.(c)	5.38%	02/01/2027	75,656
110,000	Williams Partners LP / ACMP Finance Corp.	4.88%	03/15/2024	111,351
				2,229,695
REITS - 0.08%
625,000	Boston Properties LP	4.13%	05/15/2021	680,447
60,000	Equinix, Inc.	5.88%	01/15/2026	64,650
110,000	ESH Hospitality, Inc.(c)	5.25%	05/01/2025	110,413
20,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.(c)	5.63%	05/01/2024	21,744
655,000	Simon Property Group LP	3.30%	01/15/2026	693,443
				1,570,697
Retail - 0.09%
50,000	Asbury Automotive Group, Inc.	6.00%	12/15/2024	51,750
230,000	CVS Health Corp.	2.88%	06/01/2026	234,036
25,000	Dollar Tree, Inc.	5.75%	03/01/2023	27,031
70,000	Rite Aid Corp.(c)	6.13%	04/01/2023	75,688
100,000	Sally Holdings LLC / Sally Capital, Inc.	5.75%	06/01/2022	104,750
310,000	The Home Depot, Inc.	3.35%	09/15/2025	336,570
330,000	The Home Depot, Inc.	3.00%	04/01/2026	349,757
605,000	Wal-Mart Stores, Inc.	4.30%	04/22/2044	714,348
				1,893,930
Semiconductors - 0.03%
235,000	Intel Corp.	4.10%	05/19/2046	252,743

See Notes to Financial Statements.

Annual Report | September 30, 2016	47

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$40,000	Lam Research Corp.	2.80%	06/15/2021	$41,104
118,000	Lam Research Corp.	3.45%	06/15/2023	120,912
15,000	Microsemi Corp.(c)	9.13%	04/15/2023	17,175
225,000	NVIDIA Corp.	3.20%	09/16/2026	227,685
				659,619
Software - 0.20%
95,000	Activision Blizzard, Inc.(c)	5.63%	09/15/2021	99,124
35,000	Cengage Learning, Inc.(c)	9.50%	06/15/2024	35,700
490,000	Fidelity National Information Services, Inc.	3.63%	10/15/2020	520,239
50,000	First Data Corp.(c)	7.00%	12/01/2023	53,000
50,000	First Data Corp.(c)	5.75%	01/15/2024	51,562
70,000	Infor US, Inc.	6.50%	05/15/2022	71,225
330,000	McGraw-Hill Financials, Inc.	4.40%	02/15/2026	369,673
660,000	Microsoft Corp.	4.45%	11/03/2045	754,060
615,000	Oracle Corp.	2.38%	01/15/2019	630,764
110,000	Oracle Corp.	2.25%	10/08/2019	112,760
565,000	Oracle Corp.	1.90%	09/15/2021	566,870
695,000	Oracle Corp.	4.13%	05/15/2045	731,675
50,000	Solera LLC / Solera Finance, Inc.(c)	10.50%	03/01/2024	56,000
105,000	Sophia LP / Sophia Finance, Inc.(c)	9.00%	09/30/2023	110,775
				4,163,427
Telecommunications - 0.14%
530,000	AT&T, Inc.	3.40%	05/15/2025	545,823
90,000	AT&T, Inc.	4.13%	02/17/2026	97,498
680,000	Cisco Systems, Inc.	1.85%	09/20/2021	684,926
110,000	CommScope, Inc.(c)	5.00%	06/15/2021	114,262
50,000	Embarq Corp.	8.00%	06/01/2036	50,724
100,000	Level 3 Communications, Inc.	5.75%	12/01/2022	104,750
1,220,000	Verizon Communications, Inc.	4.40%	11/01/2034	1,297,386
				2,895,369
Transportation - 0.06%
110,000	Air Medical Merger Sub Corp.(c)	6.38%	05/15/2023	106,975
465,000	Burlington Northern Santa Fe LLC	4.55%	09/01/2044	541,080
550,000	FedEx Corp.	4.75%	11/15/2045	630,239
40,000	OPE KAG Finance Sub, Inc.(c)	7.88%	07/31/2023	38,100
				1,316,394

TOTAL U.S. CORPORATE BONDS (Cost $63,653,237)				64,511,415

See Notes to Financial Statements.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.19%
$400,000	Costa Rica Government International Bond(d)	10.00%	08/01/2020	$487,000
163,947	Dominican Republic International Bond(d)	9.04%	01/23/2018	172,144
200,000	Hungary Government International Bond	4.00%	03/25/2019	210,076
940,000	Mexico Government International Bond	4.00%	10/02/2023	1,007,680
700,000	Panama Government International Bond	5.20%	01/30/2020	775,250
400,000	Poland Government International Bond	5.13%	04/21/2021	452,789
800,000	Qatar Government International Bond(d)	2.38%	06/02/2021	807,557

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES (Cost $3,854,896)				3,912,496

COLLATERALIZED LOAN OBLIGATIONS - 0.79%
	Adams Mill CLO Ltd.
500,000	Series 2014-1A(c)(f)	4.18%	07/15/2026	463,227
250,000	Series 2014-1A(c)(f)	5.68%	07/15/2026	204,243
	Apidos CLO XVIII
500,000	Series 2014-18A(c)(f)	4.35%	07/22/2026	491,157
250,000	Series 2014-18A(c)(f)	5.90%	07/22/2026	222,750
	Avery Point II CLO Ltd.
250,000	Series 2013-2A(c)(f)	3.43%	07/17/2025	248,125
500,000	Series 2013-2A(c)(f)	4.13%	07/17/2025	463,017
	Babson CLO Ltd.
500,000	Series 2015-2A(c)(f)	4.50%	07/20/2027	497,065
500,000	Series 2015-IA(c)(f)	4.15%	04/20/2027	482,181
	Betony CLO Ltd.
500,000	Series 2015-1A(c)(f)	3.83%	04/15/2027	500,000
500,000	Series 2015-1A(c)(f)	4.28%	04/15/2027	468,426
	Birchwood Park CLO Ltd.
250,000	Series 2014-1A(c)(f)	7.08%	07/15/2026	228,198
250,000	Series 2014-1A(c)(f)	3.83%	07/15/2026	250,225
250,000	Series 2014-1A(c)(f)	4.88%	07/15/2026	249,830
	BlueMountain CLO Ltd.
500,000	Series 2012-1A(c)(f)	6.20%	07/20/2023	499,834
500,000	Series 2015-3A(c)(f)	3.80%	10/20/2027	501,026
500,000	Series 2015-3A(c)(f)	4.25%	10/20/2027	490,892
	Brookside Mill CLO Ltd.
250,000	Series 2013-1A(c)(f)	3.38%	04/17/2025	246,006

See Notes to Financial Statements.

Annual Report | September 30, 2016	49

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$500,000	Series 2013-1A(c)(f)	3.73%	04/17/2025	$457,419
500,000	Series 2013-1A(c)(f)	5.08%	04/17/2025	372,445
	Carlyle Global Market Strategies CLO Ltd.
250,000	Series 2014-3A(c)(f)	3.88%	07/27/2026	250,643
500,000	Series 2014-3A(c)(f)	4.93%	07/27/2026	501,317
	Catamaran CLO Ltd.
500,000	Series 2015-1A(c)(f)	3.80%	04/22/2027	499,992
	Dorchester Park CLO Ltd.
250,000	Series 2015-1A(c)(f)	3.90%	01/20/2027	252,879
250,000	Series 2015-1A(c)(f)	4.25%	01/20/2027	244,642
	Emerson Park CLO Ltd.
250,000	Series 2013-1A(c)(f)	3.43%	07/15/2025	249,407
	Flatiron CLO Ltd.
250,000	Series 2014-1A(c)(f)	3.98%	07/17/2026	228,125
	Galaxy XV CLO Ltd.
500,000	Series 2013-15A(c)(f)	4.08%	04/15/2025	487,345
	Halcyon Loan Advisors Funding Ltd.
250,000	Series 2013-2A(c)(f)	3.46%	08/01/2025	245,945
	ING IM CLO Ltd.
250,000	Series 2013-3A(c)(f)	3.38%	01/18/2026	249,033
	LCM XII LP
250,000	Series 2015-12A(c)(f)	4.33%	10/19/2022	247,658
	LCM XIV LP
500,000	Series 2013-14A(c)(f)	4.18%	07/15/2025	490,296
	LCM XV LP
250,000	Series 2014-15A(c)(f)	3.93%	08/25/2024	250,315
	Limerock CLO I
500,000	Series 2007-1A(c)(f)	1.34%	04/24/2023	489,825
	Madison Park Funding XIII Ltd.
250,000	Series 2014-13A(c)(f)	4.04%	01/19/2025	244,722
	Madison Park Funding XIV Ltd.
250,000	Series 2014-14A(c)(f)	4.30%	07/20/2026	248,045
250,000	Series 2014-14A(c)(f)	5.45%	07/20/2026	222,883
	Magnetite CLO Ltd.
500,000	Series 2012-7A(c)(f)	5.93%	01/15/2025	500,003
	Nomad CLO Ltd.
250,000	Series 2013-1A(c)(f)	3.63%	01/15/2025	250,130
250,000	Series 2013-1A(c)(f)	4.18%	01/15/2025	245,679
	Octagon Investment Partners XVI Ltd.
500,000	Series 2013-1A(c)(f)	4.03%	07/17/2025	485,613
500,000	Series 2013-1A(c)(f)	5.18%	07/17/2025	427,414
	Symphony CLO XI Ltd.
500,000	Series 2013-11A(c)(f)	3.83%	01/17/2025	500,444

See Notes to Financial Statements.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
	Venture X CLO Ltd.
$500,000	Series 2012-10A(c)(f)	4.90%	07/20/2022	$501,908
	Venture XV CLO Ltd.
500,000	Series 2013-15A(c)(f)	3.78%	07/15/2025	500,665

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $16,341,397)				16,150,994

CONTINGENT CONVERTIBLE SECURITIES - 0.01%
300,000	United Overseas Bank Ltd.(f)	3.75%	09/19/2024	311,349

TOTAL CONTINGENT CONVERTIBLE SECURITIES (Cost $308,748)				311,349

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 21.30%
	Adjustable Rate Mortgage Trust
1,418,225	Series 2005-1(f)	3.15%	05/25/2035	1,391,192
5,840,408	Series 2005-10(f)	3.21%	01/25/2036	5,010,370
1,138,615	Series 2005-7(f)	3.54%	10/25/2035	1,002,589
	Alternative Loan Trust
520,755	Series 2005-20CB	5.50%	07/25/2035	477,894
197,954	Series 2005-54CB	5.50%	11/25/2035	174,986
890,501	Series 2005-6CB	5.50%	04/25/2035	859,066
1,988,627	Series 2005-85CB(f)	1.63%	02/25/2036	1,494,011
419,967	Series 2005-85CB(f)	19.71%	02/25/2036	603,274
484,035	Series 2005-86CB	5.50%	02/25/2036	422,733
968,650	Series 2005-9CB(f)	4.52%	05/25/2035	134,641
545,411	Series 2005-9CB(f)	1.03%	05/25/2035	447,701
436,425	Series 2006-12CB(f)	5.75%	05/25/2036	327,312
2,033,439	Series 2006-15CB	6.50%	06/25/2036	1,490,893
264,744	Series 2006-30T1	6.25%	11/25/2036	234,956
212,888	Series 2006-32CB	5.50%	11/25/2036	181,239
422,181	Series 2006-36T2(f)	25.64%	12/25/2036	600,295
1,635,821	Series 2007-19	6.00%	08/25/2037	1,307,811
5,714,306	Series 2007-20	6.25%	08/25/2047	4,813,312
1,726,426	Series 2007-23CB(f)	1.03%	09/25/2037	927,600
1,648,449	Series 2007-23CB(f)	5.97%	09/25/2037	482,508
10,834,296	Series 2007-HY2(f)	2.80%	03/25/2047	9,439,780
	American Home Mortgage Investment Trust
188,967	Series 2007-A(c)(j)	6.60%	01/25/2037	107,899

See Notes to Financial Statements.

Annual Report | September 30, 2016	51

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
	AVANT Loans Funding Trust
$161,809	Series 2016-B(c)	3.92%	08/15/2019	$162,679
	BAMLL Commercial Mortgage Securities Trust
400,000	Series 2014-IP(c)(f)	2.81%	06/15/2018	395,205
17,000,000	Series 2015-200P(c)(f)	0.50%	04/14/2025	517,135
	Banc of America Alternative Loan Trust
76,183	Series 2005-6	6.00%	07/25/2035	72,702
145,122	Series 2005-6	5.50%	07/25/2035	124,334
	Banc of America Commercial Mortgage Trust
306,300	Series 2007-5(f)	5.77%	10/10/2017	314,159
	Banc of America Funding Corp.
757,220	Series 2008-R2(c)	6.00%	09/25/2037	772,594
	Banc of America Funding Trust
3,000,000	Series 2005-B(f)	0.98%	04/20/2035	2,486,852
405,102	Series 2006-2	5.50%	03/25/2036	402,235
1,441,735	Series 2006-A(f)	2.94%	02/20/2036	1,341,883
8,447,131	Series 2007-4(f)	5.77%	05/25/2037	7,631,382
7,864,042	Series 2010-R5(c)	6.00%	10/26/2037	6,975,437
	BCAP LLC Trust
202,095	Series 2007-AA2(f)	7.50%	04/25/2037	194,894
131,123	Series 2007-AA2	6.00%	04/25/2037	116,095
4,156,409	Series 2009-RR1(c)(f)	6.00%	10/26/2036	4,135,977
8,744,825	Series 2010-RR6(c)(f)	6.00%	07/26/2036	6,930,177
	Bear Stearns ALT-A Trust
2,036,700	Series 2004-11(f)	3.08%	11/25/2034	1,886,186
1,944,285	Series 2005-3(f)	2.95%	04/25/2035	1,447,499
13,487,634	Series 2006-3(f)	2.85%	05/25/2036	10,250,817
8,742,391	Series 2006-4(f)	3.08%	07/25/2036	7,305,675
1,783,438	Series 2006-6(f)	3.47%	11/25/2036	1,491,971
	Bear Stearns Asset-Backed Securities Trust
456,844	Series 2005-HE3(f)	1.54%	03/25/2035	453,957
2,972,496	Series 2006-AC1(j)	6.25%	02/25/2036	2,277,323
	Bear Stearns Commercial Mortgage Securities Trust
71,572	Series 2006-PW13(f)	5.61%	08/11/2016	71,542
	Blue Elephant Loan Trust
1,300,000	Series 2015-1(c)	5.56%	12/15/2022	1,296,660
	CFCRE Commercial Mortgage Trust
5,224,654	Series 2016-C3(f)	1.25%	12/10/2025	402,140
	Chase Mortgage Finance Trust
6,216,887	Series 2007-S2	6.00%	03/25/2037	5,371,761

See Notes to Financial Statements.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$12,636,043	Series 2007-S2	6.00%	03/25/2037	$10,967,546
703,132	Series 2007-S3	5.50%	05/25/2037	556,861
	CIM Trust
12,000,000	Series 2016-1RR(c)(f)	12.32%	07/26/2055	10,634,064
12,000,000	Series 2016-2RR B2(c)(f)	13.12%	02/27/2056	10,754,191
12,000,000	Series 2016-3RR B2(c)(f)	0.00%	02/27/2056	10,784,063
	Citicorp Mortgage Securities Trust
1,204,461	Series 2007-1	6.00%	01/25/2037	1,224,088
403,714	Series 2007-2	5.50%	02/25/2037	402,705
	Citigroup / Deutsche Bank Commercial Mortgage Trust
313,100	Series 2007-CD4(f)	5.37%	12/11/2049	316,115
	Citigroup / Deutshe Bank Commercial Mortgage Trust
181,000	Series 2007-CD4(c)(f)	5.30%	12/11/2049	182,705
	Citigroup Commercial Mortgage Trust
4,032,188	Series 2014-GC25(f)	1.23%	10/10/2047	270,900
355,500	Series 2015-GC27(c)(f)	4.58%	01/10/2025	290,656
400,000	Series 2015-GC31(f)	4.20%	06/10/2025	406,476
420,000	Series 2015-GC35	4.65%	11/10/2025	430,831
5,527,844	Series 2015-GC35(f)	1.06%	11/10/2048	310,720
488,000	Series 2016-P4	2.90%	07/10/2026	503,636
3,369,000	Series 2016-P4(f)	2.18%	07/10/2049	486,480
494,000	Series 2016-SMPLC D	3.52%	09/10/2021	494,695
	Citigroup Mortgage Loan Trust
1,216,710	Series 2006-WF1(j)	5.21%	03/25/2036	890,579
1,746,621	Series 2007-OPX1(j)	6.33%	01/25/2037	1,275,733
2,000,000	Series 2008-AR4(c)(f)	2.99%	11/25/2038	1,860,563
1,400,000	Series 2008-AR4(c)(f)	3.13%	11/25/2038	1,345,600
1,274,686	Series 2010-8(c)(f)	6.29%	11/25/2036	1,195,097
3,759,979	Series 2010-8(c)(f)	6.30%	12/25/2036	3,506,221
	CitiMortgage Alternative Loan Trust
1,046,249	Series 2007-A1	6.00%	01/25/2037	906,720
206,084	Series 2007-A1(f)	4.87%	01/25/2037	35,977
346,646	Series 2007-A3(f)	4.87%	03/25/2037	60,541
150,629	Series 2007-A3(f)	6.00%	03/25/2037	133,047
1,219,076	Series 2007-A4	5.75%	04/25/2037	1,055,415
1,055,268	Series 2007-A6	5.50%	06/25/2037	893,722
	COBALT CMBS Commercial Mortgage Trust
320,700	Series 2007-C2(f)	5.57%	04/15/2047	320,859
	Commercial Mortgage Pass-Through Certificates
345,670	Series 2010-C1(c)(f)	1.74%	07/10/2046	6,086

See Notes to Financial Statements.

Annual Report | September 30, 2016	53

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$312,400	Series 2014-CR19(f)	4.88%	08/10/2047	$327,040
400,000	Series 2014-CR20(f)	4.66%	11/10/2047	416,561
5,797,416	Series 2014-UBS4(c)	3.75%	08/10/2047	1,747,225
11,000	Series 2014-UBS4(c)(f)(k)	0.00%	08/10/2047	0
2,705,400	Series 2014-UBS4(c)	3.75%	08/10/2047	1,863,975
3,091,920	Series 2014-UBS4(c)	3.75%	08/10/2047	1,830,429
3,957,970	Series 2015-CR22(f)	1.16%	03/10/2025	227,996
475,000	Series 2015-CR25(f)	4.70%	08/10/2025	496,036
5,071,020	Series 2015-CR26(f)	1.21%	09/10/2025	359,074
419,000	Series 2015-LC23(f)	4.80%	10/10/2025	425,137
3,728,034	Series 2016-DC2(f)	1.24%	10/10/2025	274,086
249,000	Series 2016-DC2(f)	4.80%	02/10/2026	260,547
	Commercial Mortgage Trust
312,200	Series 2007-GG11(f)	6.24%	12/10/2049	312,548
400,000	Series 2007-GG9	5.48%	03/10/2039	403,042
	Consumer Credit Origination Loan Trust
3,750,000	Series 2015-1(c)	5.21%	04/15/2018	3,648,569
	Countrywide Home Loan Mortgage Pass-Through Trust
4,233,140	Series 2005-HYB7(f)	2.70%	11/20/2035	3,565,405
132,338	Series 2005-J4	5.50%	11/25/2035	129,806
3,465,091	Series 2006-18	6.00%	12/25/2036	3,116,810
545,101	Series 2007-17	6.00%	10/25/2037	526,153
602,737	Series 2007-3	6.00%	04/25/2037	524,769
720,371	Series 2007-7	5.75%	06/25/2037	655,963
	Credit Suisse First Boston Mortgage Securities Corp.
19,637	Series 1998-C2(c)(f)	6.75%	11/15/2030	19,755
109,384	Series 2005-10	5.50%	11/25/2035	101,856
3,617,664	Series 2005-11	6.00%	12/25/2035	3,484,799
85,837	Series 2005-8	5.50%	08/25/2025	81,230
7,278,732	Series 2005-9	6.00%	10/25/2035	4,820,989
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(j)	5.70%	09/25/2036	2,265,404
175,010	Series 2007-1(f)	5.90%	05/25/2037	84,852
	CSAIL Commercial Mortgage Trust
5,946,269	Series 2015-C1(f)	1.11%	01/15/2025	346,004
419,000	Series 2015-C4(f)	4.74%	11/15/2025	430,657
	CSMC Mortgage-Backed Trust
284,274	Series 2006-1	6.00%	02/25/2036	208,224
6,431,822	Series 2006-2	5.75%	03/25/2036	5,927,128
77,865	Series 2006-4	5.50%	05/25/2021	74,733
1,065,077	Series 2006-5	6.25%	06/25/2036	550,988
144,875	Series 2006-9	6.00%	11/25/2036	118,328

See Notes to Financial Statements.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$3,302,900	Series 2007-1	6.00%	02/25/2037	$2,827,443
18,671	Series 2007-2	5.00%	03/25/2037	18,411
658,685	Series 2007-3(f)	5.84%	04/25/2037	331,520
68,927	Series 2007-4	6.00%	06/25/2037	65,432
302,900	Series 2007-C4(f)	6.13%	09/15/2039	311,233
6,586,496	Series 2009-16R(c)	6.00%	07/26/2037	6,311,297
1,833,600	Series 2010-7R(c)(f)	6.00%	04/26/2037	1,751,418
6,641,105	Series 2016-PR1(c)(j)	5.13%	05/25/2019	6,612,557
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
523,478	Series 2005-6(f)	4.55%	12/25/2035	101,905
229,351	Series 2005-6(f)	1.93%	12/25/2035	171,431
1,626,533	Series 2007-1(f)	0.67%	08/25/2037	1,457,648
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
220,495	Series 2006-PR1(c)(f)	11.39%	04/15/2036	247,760
	FHLMC Multifamily Structured Pass Through Certificates
6,002,630	Series 2016-K722(f)	1.31%	03/25/2023	419,309
	First Horizon Alternative Mortgage Securities Trust
116,619	Series 2005-FA6	5.50%	09/25/2035	103,303
1,507,894	Series 2005-FA6	5.50%	09/25/2035	1,335,720
133,339	Series 2006-FA7	6.25%	12/25/2036	105,075
238,013	Series 2007-FA2	6.00%	04/25/2037	178,564
	First Horizon Mortgage Pass-Through Trust
3,951,852	Series 2007-AR3(f)	2.74%	11/25/2037	3,448,209
	GE Commercial Mortgage Corp. Trust
489,000	Series 2007-C1(f)	5.61%	12/10/2049	484,810
	GRACE Mortgage Trust
400,000	Series 2014-GRCE(c)	3.37%	06/10/2028	426,375
	GS Mortgage Securities Trust
425,611	Series 2006-GG6(c)(f)	0.00%	04/10/2038	4
362,784	Series 2007-GG10(f)	5.99%	08/10/2045	368,702
334,894	Series 2011-GC3(c)(f)	0.84%	03/10/2021	8,085
2,420,391	Series 2011-GC5(c)(f)	1.54%	08/10/2044	128,274
281,000	Series 2014-GC26(c)(f)	4.66%	11/10/2047	231,479
7,463,707	Series 2015-GS1(f)	0.99%	11/10/2048	445,065
412,000	Series 2016-ICE2(c)(f)	2.45%	02/15/2018	414,764
	GSAA Home Equity Trust
3,059,543	Series 2006-13(f)	6.04%	07/25/2036	1,850,620
665,778	Series 2006-18(j)	5.68%	11/25/2036	350,244
213,561	Series 2006-6(f)	5.69%	03/25/2036	114,772

See Notes to Financial Statements.

Annual Report | September 30, 2016	55

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$1,154,905	Series 2007-2(j)	6.10%	03/25/2037	$599,645
	GSR Mortgage Loan Trust
846,262	Series 2005-AR4(f)	3.20%	07/25/2035	834,947
2,735,264	Series 2006-2F	5.25%	02/25/2036	2,133,707
2,065,601	Series 2007-2F	5.75%	02/25/2037	2,030,050
5,071,324	Series 2007-2F	6.00%	03/25/2037	4,829,091
2,572,340	Series 2007-AR2(f)	3.19%	05/25/2037	2,118,054
	HSI Asset Loan Obligation Trust
148,804	Series 2007-2	5.50%	09/25/2037	143,310
	IndyMac IMJA Mortgage Loan Trust
1,838,268	Series 2007-A1	6.00%	08/25/2037	1,509,880
	IndyMac IMSC Mortgage Loan Trust
5,312,996	Series 2007-F2	6.50%	07/25/2037	3,230,961
	IndyMac Index Mortgage Loan Trust
4,819,510	Series 2005-AR31(f)	2.81%	01/25/2036	4,277,102
1,840,286	Series 2005-AR35(f)	2.91%	02/25/2036	1,460,948
5,653,500	Series 2006-AR25(f)	3.12%	09/25/2036	4,572,812
897,566	Series 2007-FLX1(f)	0.71%	02/25/2037	884,948
	JP Morgan Alternative Loan Trust
469,494	Series 2005-S1	6.00%	12/25/2035	431,268
84,078	Series 2006-S1	5.00%	02/25/2021	82,290
680,476	Series 2006-S3(j)	6.12%	08/25/2036	670,224
	JP Morgan BB Commercial Mortgage Securities Trust
400,000	Series 2014-C21(f)	4.82%	08/15/2047	419,027
388,000	Series 2014-C26(f)	4.57%	12/15/2024	399,273
300,000	Series 2015-C27(c)(f)	3.98%	02/15/2025	228,340
5,954,104	Series 2015-C28(f)	1.34%	03/15/2025	374,106
10,429,580	Series 2015-C30(f)	0.86%	07/15/2025	399,398
3,996,376	Series 2015-C31(f)	1.17%	08/15/2025	244,571
200,000	Series 2015-C32(f)	4.82%	10/15/2025	191,409
489,000	Series 2015-C33(f)	4.77%	11/15/2025	516,189
414,000	Series 2016-C1(f)	4.90%	02/15/2026	441,194
	JP Morgan Chase Commercial Mortgage Securities Corp.
89,723	Series 2006-LDP8(f)	0.68%	05/15/2045	1
807,508	Series 2006-LDP8(f)	0.58%	05/15/2045	7
314,430	Series 2006-LDP9	5.37%	05/15/2047	315,422
310,000	Series 2007-CB19(f)	5.88%	05/12/2017	315,403
400,000	Series 2007-CB20(f)	6.29%	02/12/2051	400,183
4,000,000	Series 2007-CH1(j)	5.04%	11/25/2036	3,788,066
495,000	Series 2007-LD11(f)	5.94%	06/15/2017	498,578
480,000	Series 2007-LD12(f)	6.21%	08/15/2017	493,332
495,000	Series 2007-LDPX(f)	5.46%	03/15/2017	485,740

See Notes to Financial Statements.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$3,907,803	Series 2012-C8(f)	2.17%	10/15/2045	$282,298
400,000	Series 2014-DSTY(c)	3.43%	06/10/2027	413,197
119,000	Series 2016-JP2(f)	3.95%	07/15/2026	118,855
155,000	Series 2016-JP2(f)	3.46%	07/15/2026	160,432
3,458,000	Series 2016-JP2(f)	2.02%	07/15/2026	482,553
	JP Morgan Mortgage Acquisition Corp.
416,247	Series 2006-CH2(j)	5.46%	10/25/2036	324,466
	JP Morgan Mortgage Trust
10,268,479	Series 2005-S3	6.50%	01/25/2036	8,526,824
273,892	Series 2007-S3	6.00%	08/25/2037	238,057
1,523,135	Series 2007-S3	6.00%	08/25/2037	1,362,406
4,548,202	Series 2015-3(c)(f)	3.50%	01/25/2035	4,724,980
	JP Morgan Resecuritization Trust
2,357,508	Series 2011-1(c)(f)	6.00%	06/26/2037	2,037,703
	LB-UBS Commercial Mortgage Trust
729,776	Series 2006-C7(c)(f)	0.90%	11/15/2038	1,279
973,035	Series 2006-C7(c)(f)	0.90%	11/15/2038	1,706
415,000	Series 2007-C1	5.48%	02/15/2040	416,039
400,000	Series 2007-C2(f)	5.49%	02/15/2040	406,464
400,000	Series 2007-C7(f)	6.45%	09/15/2045	402,814
	Lehman Mortgage Trust
11,277,144	Series 2006-1(f)	5.66%	02/25/2036	10,711,399
914,532	Series 2006-6	5.50%	10/25/2036	729,530
4,038,916	Series 2006-7(f)	0.78%	11/25/2036	297,831
4,038,916	Series 2006-7(f)	7.22%	11/25/2036	1,080,767
1,932,869	Series 2006-8(f)	0.95%	12/25/2036	693,642
1,932,869	Series 2006-8(f)	6.05%	12/25/2036	602,040
1,539,927	Series 2007-10	6.00%	01/25/2038	1,527,682
479,219	Series 2007-10	6.50%	01/25/2038	368,200
	Lehman XS Trust
363,241	Series 2006-5(j)	5.89%	04/25/2036	340,889
	MASTR Asset Securitization Trust
80,270	Series 2003-1	5.75%	02/25/2033	80,161
113,668	Series 2003-2	5.75%	04/25/2033	112,485
	Merrill Lynch Alternative Note Asset Trust
973,325	Series 2007-F1	6.00%	03/25/2037	554,984
	Morgan Stanley Bank of America Merrill Lynch Trust
4,431,177	Series 2012-C5(c)(f)	1.88%	08/15/2045	257,035
450,000	Series 2014-C19	4.00%	12/15/2024	434,477
380,000	Series 2015-C25(f)	4.68%	09/15/2025	401,261
600,000	Series 2015-C26(c)	3.06%	10/15/2025	431,206
350,000	Series 2015-C27(f)	4.69%	11/15/2025	357,728

See Notes to Financial Statements.

Annual Report | September 30, 2016	57

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$502,000	Series 2015-C27(c)(f)	3.24%	11/15/2025	$330,328
3,329,000	Series 2016-C30 XA(f)	1.47%	08/15/2026	359,565
	Morgan Stanley Capital I Trust
111,914	Series 2006-HQ8(f)	5.59%	03/12/2044	112,463
316,200	Series 2007-HQ11(f)	5.51%	02/12/2044	312,137
308,400	Series 2007-IQ13	5.41%	03/15/2044	310,865
4,197,795	Series 2011-C1(c)(f)	0.63%	09/15/2047	65,900
400,000	Series 2014-MP(c)(f)	3.82%	08/11/2021	404,899
6,963,306	Series 2015-UBS8(f)	1.13%	12/15/2025	465,324
426,000	Series 2015-XLF2(c)(f)	3.52%	08/15/2016	425,894
1,459,000	Series 2016-UB11 XA(f)	1.83%	08/15/2026	163,176
	Morgan Stanley Mortgage Loan Trust
4,256,901	Series 2005-3AR(f)	2.82%	07/25/2035	3,492,117
272,731	Series 2006-11	6.00%	08/25/2036	226,186
1,461,741	Series 2006-7(f)	5.18%	06/25/2036	1,216,823
1,538,339	Series 2006-7	6.00%	06/25/2036	1,396,800
549,047	Series 2007-3XS(j)	5.70%	01/25/2047	354,525
	Morgan Stanley Re-REMIC Trust
523,333	Series 2011-R1(c)(f)	5.94%	02/26/2037	552,823
	Nomura Asset Acceptance Corp. Alternative Loan Trust
1,769,395	Series 2005-AP3(f)	5.32%	08/25/2035	1,180,461
	OneMain Financial Issuance Trust
2,000,000	Series 2015-1A(c)	3.19%	03/18/2026	2,022,808
	PHH Alternative Mortgage Trust
2,325,332	Series 2007-2	6.00%	05/25/2037	2,064,858
	PR Mortgage Loan Trust
8,081,569	Series 2014-1(f)	5.91%	09/25/2047	8,180,027
	Prime Mortgage Trust
115,691	Series 2006-1	5.50%	06/25/2036	109,312
120,548	Series 2006-DR1(c)	5.50%	05/25/2035	112,858
	RBSGC Structured Trust
351,833	Series 2008-B(c)	6.00%	06/25/2037	304,706
	Residential Accredit Loans, Inc.
264,395	Series 2004-QS15	5.25%	11/25/2034	270,008
2,831,465	Series 2005-QS17	6.00%	12/25/2035	2,468,189
6,240,379	Series 2006-QA5(f)	0.75%	07/25/2036	4,190,916
4,219,941	Series 2006-QS10	6.50%	08/25/2036	3,628,232
1,583,389	Series 2006-QS4	6.00%	04/25/2036	1,375,075
1,054,196	Series 2006-QS6	6.00%	06/25/2036	911,655
1,479,555	Series 2006-QS6	6.00%	06/25/2036	1,279,500
465,503	Series 2006-QS7(f)	5.07%	06/25/2036	91,440
151,688	Series 2006-QS7(f)	0.93%	06/25/2036	98,304
2,885,333	Series 2006-QS7	6.00%	06/25/2036	2,445,194

See Notes to Financial Statements.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$582,919	Series 2006-QS8(f)	5.02%	08/25/2036	$118,933
187,682	Series 2006-QS8(f)	0.98%	08/25/2036	122,914
3,755,559	Series 2007-QS3	6.50%	02/25/2037	3,147,139
117,794	Series 2007-QS6	6.25%	04/25/2037	102,327
16,597	Series 2007-QS6(f)	50.62%	04/25/2037	40,481
5,345,492	Series 2007‐QS9	6.50%	07/25/2037	4,578,274
399,232	Series 2008-QR1	6.00%	08/25/2036	308,417
	Residential Asset Mortgage Products Trust
20,868	Series 2004-RS4(f)	5.07%	04/25/2034	21,409
	Residential Asset Securitization Trust
698,530	Series 2006-A1	6.00%	04/25/2036	536,800
1,387,353	Series 2006-A2	6.00%	05/25/2036	1,097,813
1,070,582	Series 2006-A6	6.50%	07/25/2036	564,443
6,680,841	Series 2006-A7CB	6.25%	07/25/2036	6,317,892
180,352	Series 2006-A8	6.50%	08/25/2036	102,996
544,295	Series 2006-A8	6.00%	08/25/2036	484,407
389,330	Series 2006-A8(f)	5.37%	08/25/2036	124,136
2,117,924	Series 2007-A1	6.00%	03/25/2037	1,453,369
3,471,389	Series 2007-A2	6.00%	04/25/2037	2,930,738
115,712	Series 2007-A6	6.00%	06/25/2037	106,353
3,570,684	Series 2007-A7	6.00%	07/25/2037	2,511,239
12,938,631	Series 2007-A8	6.00%	08/25/2037	10,998,510
	Residential Funding Mortgage Securities I Trust
1,662,446	Series 2006-S3	5.50%	03/25/2036	1,508,015
390,682	Series 2006-S6	6.00%	07/25/2036	367,820
2,768,445	Series 2006-S6	6.00%	07/25/2036	2,606,439
689,655	Series 2007-S3	6.00%	03/25/2037	623,293
524,622	Series 2007-S6	6.00%	06/25/2037	487,331
	Sequoia Mortgage Trust
3,944,477	Series 2007-3(f)	3.06%	07/20/2037	3,206,282
	SG Commercial Mortgage Securities Trust 2016-C5
3,556,162	Series 2016-C5(f)	2.20%	03/10/2026	475,561
	Springleaf Funding Trust
2,500,000	Series 2015-AA(c)	3.16%	05/15/2019	2,532,394
	Structured Adjustable Rate Mortgage Loan Trust
1,603,911	Series 2005-15(f)	2.83%	07/25/2035	1,294,436
	Structured Asset Securities Corp.
309,356	Series 2005-RF1(c)(f)	0.88%	03/25/2035	255,139
314,988	Series 2005-RF1(c)(f)	4.64%	03/25/2035	59,771

See Notes to Financial Statements.

Annual Report | September 30, 2016	59

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
	Suntrust Alternative Loan Trust
$11,079,672	Series 2005-1F	6.50%	12/25/2035	$10,439,835
	TBW Mortgage‐Backed Trust
1,660,841	Series 2006-2	7.00%	07/25/2036	777,078
	Wachovia Bank Commercial Mortgage Trust
36,530	Series 2006-C24(f)	5.66%	03/15/2045	36,485
400,000	Series 2006-C28(f)	5.63%	10/15/2016	398,848
749,727	Series 2006-C29(f)	0.48%	11/15/2048	252
400,000	Series 2007-C30(f)	5.41%	12/15/2043	400,815
419,052	Series 2007-C33(f)	6.16%	07/15/2017	427,801
	Wachovia Mortgage Loan Trust LLC Series Trust
1,962,134	Series 2005-B(f)	2.99%	10/20/2035	1,709,606
	Washington Mutual Alternative Mortgage Pass-Through Certificates
2,609,487	Series 2005-1	6.00%	03/25/2035	2,650,153
100,125	Series 2005-9	5.50%	11/25/2035	87,057
789,834	Series 2006-5	6.00%	07/25/2036	649,276
	Washington Mutual Mortgage Pass-Through Certificates Trust
1,393,183	Series 2006-2	6.00%	03/25/2036	1,328,858
	Wells Fargo Alternative Loan Trust
1,147,789	Series 2007-PA2(f)	0.96%	06/25/2037	847,595
1,173,692	Series 2007-PA2(f)	5.54%	06/25/2037	190,415
441,254	Series 2007-PA3	5.75%	07/25/2037	394,125
1,372,401	Series 2007-PA3	6.25%	07/25/2037	1,250,544
8,321,028	Series 2007-PA5	6.25%	11/25/2037	8,019,664
	Wells Fargo Commercial Mortgage Trust
525,000	Series 2014-LC16(c)	3.94%	06/15/2024	430,831
6,112,024	Series 2015-C31(f)	1.27%	07/15/2025	455,529
420,000	Series 2015-C31(f)	4.77%	11/15/2025	440,050
340,000	Series 2015-LC22(f)	4.69%	09/15/2058	354,506
380,000	Series 2015-NXS3(f)	4.64%	09/15/2057	369,476
420,000	Series 2015-NXS4(f)	4.76%	11/15/2025	442,978
	Wells Fargo Mortgage‐Backed Securities Trust
2,482,615	Series 2005-12	5.50%	11/25/2035	2,517,891
835,673	Series 2006-11	6.00%	09/25/2036	813,867
119,428	Series 2006-2	5.75%	03/25/2036	121,100
290,435	Series 2006-2	5.50%	03/25/2036	288,764
1,071,931	Series 2007-13	6.00%	09/25/2037	1,082,306
1,102,861	Series 2007-14	6.00%	10/25/2037	1,086,849

See Notes to Financial Statements.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$956,388	Series 2007-2	6.00%	03/25/2037	$941,316
	WF‐RBS Commercial Mortgage Trust
2,895,751	Series 2012‐C9(c)(f)	2.28%	11/15/2045	240,924
4,450,399	Series 2014-C21(f)	1.32%	08/15/2047	281,237
4,919,487	Series 2014-C22(f)	1.09%	09/15/2057	251,458

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $425,815,060)				437,448,566

U.S. GOVERNMENT BONDS AND NOTES ‐ 5.18%
5,600,000	U.S. Treasury Bonds	2.13%	05/15/2025	5,859,219
4,540,000	U.S. Treasury Bonds	2.75%	11/15/2042	4,958,175
5,650,000	U.S. Treasury Bonds	3.00%	11/15/2044	6,464,176
16,205,341	U.S. Treasury Inflation Indexed Bonds	0.13%	07/15/2026	16,415,557
4,062,960	U.S. Treasury Inflation Indexed Bonds	1.00%	02/15/2046	4,520,587
8,000,000	U.S. Treasury Notes	0.50%	11/30/2016	8,004,112
7,980,000	U.S. Treasury Notes	0.50%	01/31/2017	7,985,059
12,930,000	U.S. Treasury Notes	0.75%	10/31/2017	12,939,348
1,270,000	U.S. Treasury Notes	1.00%	05/15/2018	1,275,184
310,000	U.S. Treasury Notes	1.00%	11/30/2019	310,624
13,960,000	U.S. Treasury Notes	2.00%	11/30/2020	14,473,142
10,620,000	U.S. Treasury Notes	2.25%	03/31/2021	11,135,442
540,000	U.S. Treasury Notes	1.88%	11/30/2021	557,824
4,990,000	U.S. Treasury Notes	1.75%	03/31/2022	5,120,209
5,870,000	U.S. Treasury Notes	1.50%	03/31/2023	5,914,712
370,000	U.S. Treasury Notes	2.38%	08/15/2024	394,433

TOTAL U.S. GOVERNMENT BONDS AND NOTES (Cost $104,322,970)				106,327,803

MUNICIPAL BONDS ‐ 1.11%
33,700,000	Commonwealth of Puerto Rico, Series A Revenue Bonds(g)	8.00%	07/01/2035	22,115,625
310,000	New York State Dormitory Authority, Series A Revenue Bonds	5.00%	03/15/2033	376,024
300,000	State of California, Revenue Bonds	5.00%	08/01/2033	365,847

TOTAL MUNICIPAL BONDS (Cost $26,810,856)				22,857,496

See Notes to Financial Statements.

Annual Report | September 30, 2016	61

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 11.49%
	Fannie Mae-Aces
$413,000	Series 2016-M3	2.70%	02/25/2026	$433,992
	Federal Home Loan Mortgage Corp.
	Multifamily Structured Pass Through Certificates
311,000	Series 2015-K050(f)	3.33%	08/25/2025	343,421
412,000	Series 2016-K053	3.00%	12/25/2025	442,403
	Federal Home Loan Mortgage Corp. Pool
508,185	Series Pool #G01840	5.00%	07/01/2035	569,208
196,933	Series Pool #G04817	5.00%	09/01/2038	218,174
	Federal Home Loan Mortgage Corp. REMICS
2,291,464	Series 2003-2722(f)	9.31%	12/15/2033	2,568,893
459,052	Series 2005-R003	5.50%	10/15/2035	528,315
2,976,064	Series 2006-3244(f)	6.14%	11/15/2036	598,547
138,505	Series 2007-3261(f)	5.91%	01/15/2037	26,470
585,678	Series 2007-3262(f)	5.88%	01/15/2037	81,633
1,444,147	Series 2007-3301(f)	5.58%	04/15/2037	231,096
2,228,348	Series 2007-3303(f)	5.56%	04/15/2037	411,970
1,181,700	Series 2007-3303(f)	5.58%	04/15/2037	233,306
714,781	Series 2007-3382(f)	5.48%	11/15/2037	95,029
974,414	Series 2007-3384(f)	5.79%	08/15/2036	144,135
813,608	Series 2007-3384(f)	5.87%	11/15/2037	97,298
766,921	Series 2008-3417(f)	5.66%	02/15/2038	102,849
5,806,050	Series 2008-3419(f)	5.91%	02/15/2038	1,165,737
800,579	Series 2008-3423(f)	5.13%	03/15/2038	98,501
17,069,780	Series 2008-3423(f)	0.35%	03/15/2038	129,718
11,100,083	Series 2008-3435(f)	5.46%	04/15/2038	1,875,805
2,852,795	Series 2009-3510(f)	6.23%	02/15/2037	566,609
817,058	Series 2009-3523(f)	5.48%	04/15/2039	122,409
156,470	Series 2009-3524	3.98%	06/15/2038	157,721
63,276	Series 2009-3549(f)	5.28%	07/15/2039	8,133
1,957,093	Series 2009-3560(f)	5.88%	11/15/2036	324,611
570,901	Series 2010-3630(f)	1.93%	03/15/2017	3,611
723,703	Series 2010-3641	4.50%	03/15/2040	793,663
961,921	Series 2010-3726(f)	5.53%	09/15/2040	157,706
5,950,054	Series 2010-3728(f)	3.93%	09/15/2040	635,128
16,029	Series 2010-3766(f)	8.95%	11/15/2040	16,092
250,000	Series 2010-3779	4.00%	12/15/2030	270,492
750,000	Series 2010-3779	3.50%	12/15/2030	818,021
519,366	Series 2010-3779	4.50%	12/15/2040	579,487
96,928	Series 2011-3786(f)	8.45%	01/15/2041	108,889
1,253,939	Series 2011-3795	4.00%	01/15/2041	1,387,049

See Notes to Financial Statements.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

 September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$106,090	Series 2011-3798(f)	8.45%	11/15/2040	$112,718
600,000	Series 2011-3808	3.50%	02/15/2031	636,544
47,894	Series 2011-3809(f)	8.45%	02/15/2041	52,302
1,807,256	Series 2011-3815(f)	5.33%	02/15/2041	276,888
500,000	Series 2011-3824	3.50%	03/15/2031	541,636
934,698	Series 2011-3824(f)	6.58%	08/15/2036	189,747
76,834	Series 2011-3857(f)	8.21%	05/15/2041	77,006
1,156,653	Series 2011-3863	5.50%	08/15/2034	1,288,441
715,420	Series 2011-3864(f)	8.15%	05/15/2041	826,664
1,256,972	Series 2011-3871	5.50%	06/15/2041	1,460,896
1,304,848	Series 2011-3872(f)	5.43%	06/15/2041	185,162
2,212,470	Series 2011-3888	4.00%	07/15/2041	2,397,255
3,531,365	Series 2011-3894	4.50%	07/15/2041	3,724,496
2,577,412	Series 2011-3910	5.00%	08/15/2041	3,198,142
5,286,610	Series 2011-3924(f)	5.48%	09/15/2041	1,024,433
2,267,455	Series 2011-3924(f)	5.48%	09/15/2041	411,861
2,039,137	Series 2011-3925	3.00%	09/15/2021	94,518
7,969,294	Series 2012-3(f)	5.42%	02/25/2042	1,288,185
3,554,909	Series 2012-4057	4.00%	06/15/2042	4,024,932
9,718,102	Series 2013-4196(f)	4.77%	03/15/2043	9,800,932
9,760,953	Series 2013-4218	2.50%	02/15/2043	9,202,462
8,478,181	Series 2013-4239(h)	0.00%	07/15/2043	6,897,519
6,119,800	Series 2014-4302(f)	5.63%	02/15/2044	1,222,348
4,264,682	Series 2014-4413	3.50%	11/15/2044	4,520,281
11,973,441	Series 2015-4427(f)	5.08%	07/15/2044	1,817,398
3,145,752	Series 2015-4434	3.00%	02/15/2045	3,116,380
3,121,003	Series 2015-4440	2.50%	02/15/2045	2,992,119
	Federal National Mortgage Association Pool
141,724	Series Pool #555743	5.00%	09/01/2033	159,297
173,394	Series Pool #735382	5.00%	04/01/2035	193,918
435,510	Series Pool #735383	5.00%	04/01/2035	487,376
313,942	Series Pool #735484	5.00%	05/01/2035	350,576
125,435	Series Pool #AH4437	4.00%	01/01/2041	131,982
4,444,050	Series Pool #AS4645	3.00%	03/01/2045	4,625,967
4,936,913	Series Pool #AS7661	3.00%	08/01/2046	5,068,121
554,913	Series Pool #MA0264	4.50%	12/01/2029	609,190
7,274,881	Series Pool #MA2737	3.00%	09/01/2046	7,572,679
1,349,982	Series Pool #MA3894	4.00%	09/01/2031	1,462,624
	Federal National Mortgage Association REMICS
180,170	Series 2004-46(f)	5.47%	03/25/2034	25,539
344,613	Series 2005-104(f)	6.17%	12/25/2033	8,037
508,939	Series 2006-101(f)	6.05%	10/25/2036	102,440

See Notes to Financial Statements.

Annual Report | September 30, 2016	63

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$1,516,301	Series 2006-123(f)	5.79%	01/25/2037	$304,361
7,271,662	Series 2006-92(f)	6.05%	10/25/2036	1,572,463
228,566	Series 2007-102(f)	5.87%	11/25/2037	39,407
284,269	Series 2007-108(f)	5.83%	12/25/2037	43,626
61,567	Series 2007-30(f)	5.58%	04/25/2037	8,482
770,831	Series 2007-38(f)	5.55%	05/25/2037	104,525
55,342	Series 2007-51(f)	5.57%	06/25/2037	7,607
140,043	Series 2007-53(f)	5.57%	06/25/2037	18,421
1,088,802	Series 2007-57(f)	6.09%	10/25/2036	201,730
744,363	Series 2007-68(f)	6.12%	07/25/2037	117,787
1,339,431	Series 2008-3(f)	5.93%	02/25/2038	263,220
685,300	Series 2008-56(f)	5.53%	07/25/2038	103,295
265,585	Series 2008-81	5.50%	09/25/2038	291,692
792,208	Series 2009-111	5.00%	01/25/2040	838,109
729,107	Series 2009-111(f)	5.72%	01/25/2040	91,910
2,024,992	Series 2009-12(f)	6.07%	03/25/2036	449,636
107,496	Series 2009-28(f)	5.47%	04/25/2037	14,689
805,567	Series 2009-41	4.50%	06/25/2039	861,252
355,197	Series 2009-42(f)	5.47%	06/25/2039	53,885
977,762	Series 2009-47(f)	5.57%	07/25/2039	121,920
558,279	Series 2009-62(f)	5.57%	08/25/2039	66,572
208,366	Series 2009-66(f)	5.27%	02/25/2038	30,309
155,050	Series 2009-68(f)	4.72%	09/25/2039	18,500
18,497	Series 2010-109(f)	49.24%	10/25/2040	84,785
1,294,479	Series 2010-11(f)	4.27%	02/25/2040	140,119
177,019	Series 2010-111(f)	5.47%	10/25/2040	26,083
250,475	Series 2010-112	4.00%	10/25/2040	262,204
603,190	Series 2010-115(f)	6.07%	11/25/2039	95,804
3,547,014	Series 2010-115(f)	5.47%	10/25/2040	782,947
8,486,621	Series 2010-123(f)	5.52%	11/25/2040	1,705,261
1,563,856	Series 2010-15(f)	4.42%	03/25/2040	172,003
258,066	Series 2010-34(f)	4.40%	04/25/2040	23,029
140,081	Series 2010-4(f)	5.70%	02/25/2040	24,607
224,182	Series 2010-58(f)	11.12%	06/25/2040	265,198
2,989,791	Series 2010-75	4.50%	07/25/2040	3,360,695
190,807	Series 2010-9(f)	4.77%	02/25/2040	24,170
1,164,443	Series 2010-9(f)	4.22%	02/25/2040	102,646
60,531	Series 2010-90(f)	5.47%	08/25/2040	7,606
500,000	Series 2011-16	3.50%	03/25/2031	539,992
3,134,847	Series 2011-2	4.00%	02/25/2041	3,321,900
1,000,000	Series 2011-25	3.00%	04/25/2026	1,054,418
500,000	Series 2011-29	3.50%	04/25/2031	536,663
666,176	Series 2011-48(f)	8.15%	06/25/2041	694,151

See Notes to Financial Statements.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$1,253,824	Series 2011-5(f)	5.87%	11/25/2040	$141,503
20,443,514	Series 2011-51(f)	5.47%	06/25/2041	3,586,401
2,134,704	Series 2011-58(f)	6.02%	07/25/2041	425,184
7,389,204	Series 2012-106(f)	5.63%	10/25/2042	1,502,703
1,391,159	Series 2012-124(f)	6.87%	11/25/2042	1,469,576
9,795,601	Series 2012-128(f)	5.21%	11/25/2042	9,476,662
47,368	Series 2012-140(f)	6.96%	12/25/2042	47,363
9,389,807	Series 2012-20	3.50%	03/25/2042	10,155,818
1,129,605	Series 2012-29(f)	5.47%	04/25/2042	154,602
1,719,389	Series 2012-32	5.00%	04/25/2042	303,857
6,857,465	Series 2012-65(f)	5.45%	06/25/2042	1,299,698
5,065,109	Series 2012-92	3.50%	08/25/2042	5,538,475
5,237,632	Series 2013-19(f)	4.77%	03/25/2043	5,267,371
9,646,208	Series 2013-51(f)	4.77%	04/25/2043	9,259,449
15,125,651	Series 2014-50(f)	5.67%	08/25/2044	2,486,096
8,393,655	Series 2014-73(f)	5.67%	11/25/2044	1,306,535
4,059,004	Series 2015-59	3.00%	06/25/2041	4,159,724
9,336,549	Series 2015-79	3.00%	11/25/2045	9,514,004
3,579,831	Series 2015-9	3.00%	01/25/2045	3,755,525
	Freddie Mac Gold Pool
5,982,809	Series Pool #GO8721	3.00%	09/01/2046	6,225,867
	Government National Mortgage Association
108,116	Series 2004-83(f)	5.55%	10/20/2034	18,413
98,545	Series 2008-6(f)	5.93%	02/20/2038	16,890
95,305	Series 2008-67(f)	5.47%	08/20/2038	14,503
1,479,942	Series 2008-69(f)	7.10%	08/20/2038	300,309
110,296	Series 2009-10(f)	6.12%	02/16/2039	23,484
2,011,943	Series 2009-35	4.50%	05/20/2039	2,198,518
7,493,526	Series 2009-58(f)	5.72%	06/20/2039	1,149,143
105,058	Series 2009-6(f)	5.42%	02/20/2038	18,729
3,941,483	Series 2009-75	5.00%	09/20/2039	4,333,470
9,248,504	Series 2010-121(f)	5.47%	09/20/2040	1,526,200
5,879,652	Series 2010-26(f)	5.72%	02/20/2040	1,007,245
13,675,538	Series 2010-35(f)	5.15%	03/20/2040	1,988,937
161,899	Series 2010-61(f)	6.02%	09/20/2039	22,920
514,985	Series 2010-98(f)	5.83%	03/20/2039	50,610
2,805,603	Series 2011-45	4.50%	03/20/2041	3,015,275
1,480,655	Series 2011-69(h)	0.00%	05/20/2041	1,397,253
2,541,357	Series 2011-71	4.50%	02/20/2041	2,787,932
2,583,226	Series 2011-71(f)	4.87%	05/20/2041	350,894
772,322	Series 2011-72(f)	5.62%	05/20/2041	118,902
4,061,167	Series 2011-89(f)	4.92%	06/20/2041	523,566
1,280,793	Series 2012-105(f)	5.67%	01/20/2041	101,411

See Notes to Financial Statements.

Annual Report | September 30, 2016	65

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$11,180,588	Series 2013-102(f)	5.62%	03/20/2043	$1,589,236
12,383,159	Series 2013-113(f)	5.72%	03/20/2043	1,664,950
14,850,153	Series 2013-122(f)	5.57%	08/16/2043	2,584,932
8,002,513	Series 2013-148(f)	5.15%	10/16/2043	1,381,551
16,646,375	Series 2013-186(f)	5.72%	02/16/2043	2,238,659
10,497,383	Series 2014-156(f)	5.72%	10/20/2044	1,596,827
19,472,490	Series 2014-3(f)	5.57%	01/20/2044	3,121,876
21,406,131	Series 2014-4(f)	5.57%	01/16/2044	3,059,328
15,050,147	Series 2014-5(f)	5.62%	07/20/2043	2,077,971
11,058,545	Series 2014-95(f)	5.72%	06/16/2044	2,231,499

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (Cost $269,044,602)				235,960,657

Shares/Description		Value
SHORT-TERM INVESTMENTS - 25.25%
Money Market Fund
518,569,809	State Street Institutional Trust (7 Day Yield 0.19%)	518,569,809

TOTAL SHORT-TERM INVESTMENTS (Cost $518,569,809)		518,569,809

TOTAL INVESTMENTS - 99.16% (Cost $2,069,060,456)		2,036,661,787
CASH SEGREGATED AT CUSTODIAN FOR TOTAL RETURN SWAP CONTRACTS - 0.02%		400,000
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.82%		16,765,117
NET ASSETS - 100.00%		$2,053,826,904

(a)	Non-income producing security.
(b)	Affiliated company. See Note 9 to Notes to Financial Statements.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $137,482,534, which represents approximately 6.69% of net assets as of September 30, 2016.

See Notes to Financial Statements.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

(d)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2016, the aggregate fair value of those securities was $18,945,341, representing 0.92% of net assets.

(e)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(f)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016.
(g)	Security is currently in default.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Less than 0.005%.
(j)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2016.
(k)	Security does not have a market value or rate. Security is not entitled to distributions in respect of principal or interest other than excess interest paid with respect to the mortgage loans.

See Notes to Financial Statements.

Annual Report | September 30, 2016	67

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2016

TOTAL RETURN SWAP CONTRACTS*
Counterparty	Reference Asset	Termination Date	Rate paid by the Fund	Notional Amount	Upfront Premiums Paid	Unrealized Appreciation
Goldman Sachs	Fifth Street Finance Corp., Common Shares	10/27/2016	1.18%	$2,041,240	$2,041,240	$95,626
Goldman Sachs	Fifth Street Finance Corp., Common Shares	10/28/2016	1.18%	2,074,341	2,074,341	62,524
Goldman Sachs	Fifth Street Finance Corp., Common Shares	10/31/2016	1.18%	2,085,375	2,085,375	51,491
Goldman Sachs	Fifth Street Finance Corp., Common Shares	1/20/2017	1.18%	4,062,145	4,062,145	747,919
Goldman Sachs	Fifth Street Finance Corp., Common Shares	1/24/2017	1.18%	934,448	934,448	129,235
Goldman Sachs	Fifth Street Finance Corp., Common Shares	1/25/2017	1.18%	1,395,996	1,395,996	278,185
						$1,364,980

*	See Note 4 in the Notes to Financial Statements.

See Notes to Financial Statements.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth Equity Opportunity Fund	Schedule of Investments

September 30, 2016

Shares/Description		Value
CLOSED-END FUNDS - 89.64%
28,289	Adams Diversified Equity Fund, Inc.	$372,000
88,948	Alpine Global Dynamic Dividend Fund	773,848
25,759	Alpine Total Dynamic Dividend Fund	196,541
95,841	Boulder Growth & Income Fund, Inc.	803,148
22,612	Brookfield Global Listed Infrastructure Income Fund, Inc.	310,237
66,345	Calamos Global Dynamic Income Fund	498,251
20,596	Clough Global Allocation Fund	249,829
88,005	Clough Global Equity Fund	1,001,497
27,800	Clough Global Opportunities Fund	268,826
200	Cornerstone Total Return Fund, Inc.	2,906
15,937	General American Investors Co., Inc.	520,343
202,018	Liberty All Star® Equity Fund	1,046,453
39,577	LMP Capital and Income Fund, Inc.	539,434
18,601	Madison Covered Call & Equity Strategy Fund	144,716
21,808	Neuberger Berman Real Estate Securities Income Fund, Inc.	124,088
94,974	Nuveen Global Equity Income Fund	1,133,990
28,750	Royce Micro-Cap Trust, Inc.	224,537
70,658	Royce Value Trust, Inc.	894,530
96,071	Sprott Focus Trust, Inc.	662,890
33,117	The Gabelli Global Small and Mid Cap Value Trust(a)	357,995
132,669	Virtus Total Return Fund	628,851
112,366	Zweig Fund, Inc.	1,455,140
13,236	Zweig Total Return Fund, Inc.	159,361

TOTAL CLOSED-END FUNDS (Cost $12,284,093)		12,369,411

EXCHANGE-TRADED FUNDS - 5.45%
7,117	iShares® Russell 1000® Value ETF	751,698

TOTAL EXCHANGE-TRADED FUNDS (Cost $688,978)		751,698

RIGHTS - 0.00%(b)
200	Cornerstone Total Return Fund, Expires 10/22/2016	0

TOTAL RIGHTS (Cost $0)		0

See Notes to Financial Statements.

Annual Report | September 30, 2016	69

RiverNorth Equity Opportunity Fund	Schedule of Investments

September 30, 2016

Shares/Description		Value
SHORT-TERM INVESTMENTS - 5.00%
Money Market Fund
689,802	State Street Institutional Trust (7 Day Yield 0.19%)	$689,802

TOTAL SHORT-TERM INVESTMENTS (Cost $689,802)		689,802

TOTAL INVESTMENTS - 100.09% (Cost $13,662,873)		13,810,911
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.09)%		(12,057)
NET ASSETS - 100.00%		$13,798,854

(a)	Non-income producing security.
(b)	Less than 0.005%.

See Notes to Financial Statements.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Shares/Description		Value
BUSINESS DEVELOPMENT COMPANIES - 0.74%
224,439	Full Circle Capital Corp.	$592,519

TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $574,264)		592,519

CLOSED-END FUNDS - 20.60%
15,405	Advent Claymore Convertible Securities and Income Fund	224,605
42,167	Apollo Tactical Income Fund, Inc.	651,902
102,126	Ares Dynamic Credit Allocation Fund, Inc.	1,516,571
482,174	BlackRock Debt Strategies Fund, Inc.	1,759,935
84,617	BlackRock Multi-Sector Income Trust	1,444,412
37,276	Blackstone/GSO Long-Short Credit Income Fund	579,269
89,809	Brookfield Mortgage Opportunity Income Fund, Inc.	1,347,135
38,415	Deutsche High Income Opportunities Fund, Inc.	543,572
9,200	Deutsche High Income Trust	84,732
23,869	Deutsche Multi-Market Income Trust	204,080
13,355	First Trust High Income Long/Short Fund	208,205
51,370	First Trust Strategic High Income Fund II	633,906
42,981	Franklin Limited Duration Income Trust	519,640
15,158	Invesco High Income Trust II	221,610
52,067	Invesco Senior Income Trust	225,450
42,438	Legg Mason BW Global Income Opportunities Fund, Inc.	576,308
46,526	Neuberger Berman High Yield Strategies Fund, Inc.	551,798
7,674	NexPoint Credit Strategies Fund	170,593
189,803	Nuveen Credit Strategies Income Fund	1,609,530
23,565	Nuveen Senior Income Fund	154,115
124,079	Pacholder High Yield Fund, Inc.	884,683
27,384	Prudential Global Short Duration High Yield Fund, Inc.	413,772
66,444	Putnam High Income Securities Fund	532,881
300,941	Western Asset High Income Opportunity Fund, Inc.	1,519,752
5,143	Western Asset Worldwide Income Fund, Inc.	59,710

TOTAL CLOSED-END FUNDS (Cost $17,231,366)		16,638,166

COMMON STOCKS - 0.00%(a)
3,604	New Millennium Holding Co. - Private Equity(b)(c)	2,658

TOTAL COMMON STOCKS (Cost $47,570)		2,658

See Notes to Financial Statements.

Annual Report | September 30, 2016	71

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 37.05%
Austria - 0.06%
$50,000	Constantia Flex First Lien, Term B3 Loan(d)	L+3.00%	04/29/2022	$50,312

Belgium - 0.27%
195,000	Telenet International Finance SA, Y Facility Term Loan	3.50%	06/30/2023	220,458

Bermuda - 0.73%
97,750	Belmond Interfin Ltd., Euro Term Loan	4.00%	03/19/2021	110,906
500,000	Intelsat Jackson Holdings SA, Tranche B-2 Term Loan	3.75%	06/30/2019	476,760
				587,666
Canada - 0.46%
75,000	Air Canada First Lien, Term B Loan(d)	L+2.75%	09/21/2023	75,262
294,931	Hudson's Bay Co., Initial Term Loan	4.75%	09/30/2022	296,223
				371,485
Cayman Islands - 0.40%
317,118	Avago Technologies, Term B Loan	3.52%	02/01/2023	321,236

France - 2.03%
362,263	Altice France SA (Numericable-SFR SA), Term B Loan	4.56%	07/29/2022	365,488
235,000	Financiere Mendel, Term B Loan	4.25%	06/30/2021	268,535
220,000	Financiere Verdi II S.A.S, Facility B Term Loan	6.00%	07/21/2023	250,535
144,380	Generale de Sante, First Lien Facility B1A Loan	3.20%	07/29/2020	163,419
228,376	SAM Bidco., Term B Loan	4.25%	12/17/2021	259,754
295,000	Verallia Packaging S.A.S., Facility B2 Term Loan	4.50%	10/29/2022	336,096
				1,643,827
Germany - 1.05%
113,063	Orion Engineered Carbons GmbH (OEC Finance US LLC), Initial Euro Term Loan	3.75%	07/25/2021	129,034
404,875	Springer Science + Business Media GmbH, First Lien B Term Loan	4.75%	08/14/2020	456,011
230,000	Tele Columbus AG, Term Loan	4.50%	01/04/2021	260,567
				845,612
Great Britain - 1.64%
250,000	Figaro Bidco Ltd., Facility Term B1 Loan	5.02%	03/08/2023	248,750
100,000	Frontier Bidco Ltd., Facility B Term Loan	5.27%	11/27/2020	129,465
404,873	Ineos Finance PLC, Euro Term Loan	4.25%	03/31/2022	459,426

See Notes to Financial Statements.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$155,000	Onex Eagle Acquisition Company Ltd., Facility B Tranche 2 Term Loan	E+4.25%	02/24/2022	$172,813
240,000	United Biscuits Ltd., Term B1 Loan	4.64%	11/19/2021	313,077
				1,323,531
Greece - 0.41%
170,000	Coherent Holding GmbH, Term B Loan(d)	E+3.50%	08/01/2023	194,033
120,000	Springer Science, First Lien Term B10 Loan(d)	4.75%	06/15/2020	135,055
				329,088
Ireland - 0.14%
100,000	Valeo Foods Group Ltd., Term B Loan	4.00%	05/06/2022	112,335

Italy - 0.39%
283,044	Inter Media and Communications S.r.l., Term B Loan	5.50%	05/27/2019	317,162

Luxembourg - 2.22%
285,659	Auris Luxembourg III S.A.R.L. (aka Siemens Audiology), Facility B4 Term Loan	4.25%	01/17/2022	287,801
200,000	Delta 2 (Lux) S.A.R.L., Facility B3 Term Loan	4.75%	07/30/2021	200,597
100,000	Delta 2 (Lux) S.A.R.L., Second Lien Facility Term Loan	7.75%	07/29/2022	100,525
220,000	Diaverum Holdings S.A.R.L., Facility C1 Term Loan	4.00%	04/01/2022	248,451
396,900	Evergreen Skills Lux S.A.R.L., First Lien Initial Term Loan	5.75%	04/28/2021	352,622
165,000	Evergreen Skills Lux S.A.R.L., Second Lien Initial Term Loan	9.25%	04/28/2022	100,238
120,402	Onex Wizard Acquisition Company II SCA, Initial Euro Term B Loan	E+3.75%	03/13/2022	120,720
335,750	Onex Wizard Acquisition Company II SCA, Initial Euro Term Loan	4.00%	03/11/2022	379,650
				1,790,604
Netherlands - 1.45%
283,418	Action Holding BV (fka Peer Holdings BV), Term B Loan	4.50%	02/25/2022	324,082
148,350	Jacobs Douwe Egberts International BV (fka Charger OpCo BV), Term B-1 Euro Term Loan	4.25%	07/02/2022	169,172

See Notes to Financial Statements.

Annual Report | September 30, 2016	73

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$66,241	MacDermid Agricultural Solutions Holdings BV (Netherlands Agricultural Investment Partners LLC), Euro Tranche Term Loan	5.50%	06/07/2020	$75,319
164,646	MacDermid Agricultural Solutions Holdings BV (Netherlands Agricultural Investment Partners LLC), Euro Tranche Term Loan	5.50%	06/07/2020	187,210
370,000	Mediq B.V. (fka Al Garden), Facility B3 Loan(d)	5.50%	02/28/2022	419,692
				1,175,475
Spain - 0.67%
300,000	Ino Holdings Co. S.A.R.L., Facility B Term Loan(d)	5.25%	08/30/2023	337,005
91,639	Livister Investments, S.L.U., Facility B Term Loan	4.20%	06/28/2021	103,998
88,361	Livister Investments, S.L.U., Facility B Term Loan	4.20%	06/28/2021	100,278
				541,281
Sweden - 0.42%
300,000	Verisure Midholding AB, Facility B1A Term Loan	4.50%	10/21/2022	342,291

United States - 24.71%
278,497	Acadia Healthcare Co., Inc., Tranche B-2 Term Loan	3.75%	02/15/2023	280,848
571,305	Access CIG LLC, First Lien Term B Loan	6.00%	10/18/2021	570,877
390,063	Alliant Holdings Intermediate LLC, Initial Term Loan	4.75%	08/12/2022	390,648
105,000	American Builders & Contractors Supply Co., First Lien Term Loan	L+2.75%	09/22/2023	105,446
552,288	American Rock Salt Co., First Lien Term B Loan	4.75%	05/20/2021	534,959
70,909	Arch Coal, Inc., Term Loan(e)	5.00%	01/31/2017	71,219
244,935	Arch Coal, Inc., Term Loan(e)	7.50%	05/16/2018	189,416
390,500	Asurion LLC, Incremental Tranche Term Loan	5.00%	08/04/2022	393,038
656,688	AVSC Holding Corp., Tranche 1 Incremental Term Loan	4.50%	01/25/2021	659,971
349,787	Berry Plastics Corp., Term H Loan	3.75%	10/01/2022	351,366
900	Caesars Entertainment Resort Properties LLC, Term B Loan	7.00%	10/11/2020	899
349,200	Caesars Entertainment Resort Properties LLC, Term B Loan	7.00%	10/11/2020	349,092

See Notes to Financial Statements.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$40,000	Camelot Finance LP (aka Thomson Reuters Intellectual Property & Science), Initial Term Loan(d)	L+3.75%	09/15/2023	$40,110
196,002	Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.), Euro Term Loan	4.25%	05/20/2021	222,105
226,433	Centage Learning Inc., Term Loan	5.25%	06/07/2023	226,635
554,400	Communications Sales & Leasing, Inc., Term Loan	5.00%	10/24/2022	558,004
219,450	Coty, Inc., Term B Loan	3.50%	10/27/2022	249,909
362,854	CPI Buyer LLC, First Lien Initial Term Loan	5.50%	08/16/2021	361,039
55,000	Donnelley Financial First Lien, Term B Loan(d)	L+4.00%	09/23/2023	55,344
108,169	Element Material Technology Group US Holdings, Inc., Term B2 Loan	5.75%	03/22/2023	122,119
186,831	Element Materials Technology Group US Holdings, Inc., Term B2 Loan	5.75%	03/22/2023	210,926
178,978	Emmis Operating Co., Term Loan	7.00%	06/10/2021	169,134
439,875	Encompass Digital Media, Inc., First Lien Tranche B Term Loan	5.50%	06/06/2021	431,080
150,000	Encompass Digital Media, Inc., First Lien Tranche B Term Loan	8.75%	06/06/2022	136,500
199,500	Equinix, Inc., Sterling Term B Loan	4.50%	01/06/2023	261,168
243,108	Excelitas Technology Corp., Term B Loan	6.00%	11/02/2020	239,309
420,000	Fieldwood Energy LLC, Second Lien Term Loan	8.38%	09/30/2020	169,399
70,000	Fitness International LLC, Term B Loan(d)	L+5.00%	07/01/2020	70,087
314,384	Getty Images, Inc., Initial Term Loan	4.75%	10/18/2019	263,822
80,000	GFL Environmental, Inc., Term B Loan(d)	L+2.75%	09/27/2023	80,184
161,092	GOBP Holdings, Inc., First Lien Initial Term Loan	5.00%	10/21/2021	161,092
342,413	HD Supply, Inc., First Lien Initial Term Loan	3.75%	08/13/2021	343,625
342,413	HD Supply, Inc., Incremental Term Loan	3.75%	08/13/2021	343,625
224,250	Hi-Crush Partners LP, Advance Term Loan	4.75%	04/28/2021	205,540
292,050	Hostess Brands LLC, First Lien Term B Loan(f)	4.50%	08/03/2022	294,515
293,250	Hub International Ltd., Initial Term Loan	4.00%	10/02/2020	293,776
234,630	Hudson Products Holdings, Inc., Term Loan	5.00%	03/15/2019	217,033
184,326	IMC OP, LP, First Lien Initial Term Loan	4.50%	08/15/2020	185,709
543,125	Jaguar Holding Co. I (aka Pharmaceutical Product Development, Inc.), Initial Term Loan	4.25%	08/18/2022	545,746
724,525	JBS USA LLC, 2015 Incremental Term Loan	4.00%	10/30/2022	725,677

See Notes to Financial Statements.

Annual Report | September 30, 2016	75

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$70,000	JDA Software Group, First Lien Term Loan(d)	L+3.50%	09/21/2023	$70,175
483,788	Keurig Green Mountain, Inc., Term B Euro Loan	5.00%	03/03/2023	553,449
380,188	Kleopatra Holdings 2 SCA, Initial Term Loan	5.00%	04/28/2020	384,702
90,000	Landry's Inc. (fka Lamdry's Restaurants, Inc.), Term B Loan(d)	L+3.25%	10/04/2023	90,562
320,938	Life Time Fitness, Inc., Closing Date Term Loan	4.25%	06/10/2022	321,711
187,692	Manitowoc Foodservice, Inc., Term B Loan(f)	5.75%	03/03/2023	190,468
86,196	Media General, Inc., Term B Loan	4.00%	07/31/2020	86,347
190,660	Michaels Stores, Inc., Incremental Term Loan	L+2.75%	01/28/2020	191,673
65,000	Monitronics International Inc., Term B-2 Loan(d)	L+5.50%	09/30/2022	64,899
4,559	Multi Packaging Solutions Global Holdings Ltd., Sterling Term Loan	5.50%	09/30/2020	5,939
96,989	Multi Packaging Solutions Global Holdings Ltd., Sterling Term Loan	5.50%	09/30/2020	126,340
146,104	Navistar, Inc., Tranche B Term Loan	6.50%	08/07/2020	146,697
100,000	NBTY, Inc., Sterling Term B Loan	6.25%	05/05/2023	130,456
541,125	Neiman Marcus Group, Inc., Term Loan	4.25%	10/25/2020	499,526
122,763	New Millennium Holdco, Inc. (Millennium Health LLC), Closing Date Term Loan	7.55%	12/21/2020	61,075
370,000	Nexstar Broadcasting, First Lien Term B Loan(d)	L+3.00%	09/22/2023	372,235
93,813	NM Z Merger Sub, Inc. (aka Zep, Inc.), Term Loan	5.50%	06/27/2022	94,282
94,763	NVA Holdings, Inc., First Lien Term B Loan	5.50%	08/14/2021	95,118
162,900	Ortho-Clinical Diagnostics Holdings Luxembourg S.A.R.L., Initial Term Loan	4.75%	06/30/2021	159,711
227,125	Paragon Offshore Finance Co., Term Loan	5.25%	07/16/2021	57,207
95,761	Penn Engineering & Manufacturing Corp., Incremental Tranche C Term Loan	4.00%	08/27/2021	108,367
250,000	Quicksilver Resources, Inc., Second Lien Term Loan(e)	7.00%	06/21/2019	48,645
434,500	SBA Senior Finance II LLC, Incremental Tranche B-2 Term Loan	3.34%	06/10/2022	435,677
130,957	Scientific Games International, Inc., Initial Term B2 Loan	6.00%	10/01/2021	131,375
118,062	Scientific Games International, Inc., Initial Term B2 Loan	6.00%	10/01/2021	118,440
218,350	Securus Technologies Holdings, Inc., First Lien Incremental Term Loan	5.25%	04/30/2020	216,235

See Notes to Financial Statements.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$250,000	Sedgwick Claims Management Services, Inc., Second Lien Term Loan	6.75%	02/28/2022	$247,969
107,800	Signode Industrial Group Lux SA, Initial Euro Term Loan	4.00%	05/01/2021	121,612
358,605	Smart & Final Stores LLC, First Lien Term Loan(d)	L+3.50%	11/15/2022	359,391
200,000	Solenis International LP, Tranche C Term Loan	5.00%	07/31/2021	227,385
274,313	Solera Holdings, Inc., Euro Term Loan	5.75%	02/28/2023	313,301
47,688	Spectrum Brands, Inc., Euro Term Loan	3.50%	06/23/2022	54,051
113,850	Sterigenics-Nordion Holdings LLC, Initial Term Loan	4.25%	05/16/2022	114,419
148,875	TI Group Automotive Systems LLC, Initial Euro Term Loan	4.50%	06/30/2022	167,866
252,450	TI Group Automotive Systems LLC, Initial US Term Loan	4.50%	06/30/2022	253,554
220,782	Toys 'R' US Property Co. I LLC, Initial Term Loan	6.00%	08/21/2019	210,019
438,753	Trans Union LLC, Term B-2 Loan	3.59%	04/09/2021	440,796
453,432	TransDigm, Inc., Tranche E Term Loan	3.75%	05/14/2022	454,565
105,000	Ultra Resources, Inc., Revolving Credit Term Loan(d)(e)	L+1.75%	10/06/2023	98,700
173,688	US Renal Care, Inc., First Lien Initial Term Loan	5.25%	12/30/2022	167,174
151,900	Utex Industrials, Inc., First Lien Initial Term Loan	5.00%	05/21/2021	113,355
135,000	Versum Materials Inc., First Lien B Term Loan(d)	L+2.50%	09/20/2023	135,900
220,000	Western Digital Corp., Euro Term B Loan	4.00%	04/29/2023	251,021
260,000	Windstream Services LLC (fka Windstream Corporation), Term B6 Loan(d)	L+4.00%	03/29/2021	261,300
136,706	York Risk Services Holding Corp., Term Loan	4.75%	10/01/2021	125,941
				19,960,621

TOTAL BANK LOANS (Cost $31,511,707)				29,932,984

See Notes to Financial Statements.

Annual Report | September 30, 2016	77

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
HIGH YIELD DEBT- 31.64%
Australia - 0.07%
$55,000	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC(g)	6.50%	05/15/2021	$58,300

Bermuda - 0.14%
95,000	Weatherford International Ltd.	7.75%	06/15/2021	94,406
10,000	Weatherford International Ltd.	4.50%	04/15/2022	8,500
10,000	Weatherford International Ltd.	8.25%	06/15/2023	9,925
				112,831
Canada - 1.68%
70,000	1011778 BC ULC / New Red Finance, Inc.(g)	4.63%	01/15/2022	72,975
65,000	Baytex Energy Corp.(g)	5.13%	06/01/2021	54,437
170,000	Cascades, Inc.(g)	5.50%	07/15/2022	173,612
15,000	Cascades, Inc.(g)	5.75%	07/15/2023	15,263
100,000	Cott Corp.(g)	5.50%	07/01/2024	118,251
85,000	Eldorado Gold Corp.(g)	6.13%	12/15/2020	86,020
100,000	First Quantum Minerals Ltd.(g)	7.25%	05/15/2022	89,500
105,000	HudBay Minerals, Inc.	9.50%	10/01/2020	105,814
90,000	Open Text Corp.(g)	5.63%	01/15/2023	92,250
55,000	Open Text Corp.(g)	5.88%	06/01/2026	57,681
60,000	Precision Drilling Corp.	6.63%	11/15/2020	55,950
55,000	Teck Resources Ltd.(g)	8.50%	06/01/2024	63,113
400,000	Valeant Pharmaceuticals International, Inc.(g)	5.38%	03/15/2020	372,000
				1,356,866
France - 0.72%
110,000	Crown European Holdings SA(g)	2.63%	09/30/2024	122,178
100,000	Holding Medi-Partenaires SAS(h)	7.00%	05/15/2020	118,233
290,000	Numericable-SFR SAS(h)	5.63%	05/15/2024	337,174
				577,585
Germany - 0.60%
120,000	IHO Verwaltungs GmbH(g)	3.25%	09/15/2023	134,568
20,000	IHO Verwaltungs GmbH(g)(i)	4.50%	09/15/2023	20,237
100,000	Unitymedia GmbH(h)	3.75%	01/15/2027	107,912
105,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH(h)	4.00%	01/15/2025	121,638
81,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH(h)	5.75%	01/15/2023	96,673
				481,028
Great Britain - 2.82%
150,000	Arqiva Broadcast Finance PLC(h)	9.50%	03/31/2020	210,428

See Notes to Financial Statements.

78	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$100,000	Boparan Finance PLC(h)	5.50%	07/15/2021	$120,283
100,000	IDH Finance PLC(g)	6.25%	08/15/2022	126,867
100,000	IDH Finance PLC(f)(g)	6.41%	08/15/2022	128,967
200,000	Inmarsat Finance PLC(g)	6.50%	10/01/2024	200,750
100,000	Inovyn Finance PLC(g)	6.25%	05/15/2021	116,710
110,000	Iron Mountain Europe PLC(h)	6.13%	09/15/2022	149,884
100,000	Moto Finance PLC(g)	6.38%	09/01/2020	135,546
130,000	Synlab Bondco PLC(g)	6.25%	07/01/2022	155,236
150,000	TA MFG. Ltd.(g)	3.63%	04/15/2023	166,030
200,000	Tullow Oil PLC(g)	6.00%	11/01/2020	181,500
230,000	Virgin Media Finance PLC(h)	7.00%	04/15/2023	315,443
100,000	Vougeot Bidco PLC(g)	7.88%	07/15/2020	135,318
100,000	Vougeot Bidco PLC(h)	7.88%	07/15/2020	135,318
				2,278,280
Ireland - 0.20%
135,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(g)	6.75%	05/15/2024	159,330

Italy - 0.16%
110,000	LKQ Italia Bondco SpA(g)	3.88%	04/01/2024	132,113

Jersey - 0.59%
150,000	AA Bond Co. Ltd.(g)	5.50%	07/31/2022	192,916
120,000	CPUK Finance Ltd.(g)	7.00%	08/28/2020	164,831
100,000	Lincoln Finance Ltd.(g)	6.88%	04/15/2021	121,322
				479,069
Luxembourg - 2.91%
100,000	Altice Financing SA(g)	5.25%	02/15/2023	116,935
100,000	Altice Luxembourg SA(h)	7.25%	05/15/2022	118,879
305,000	ArcelorMittal	6.50%	03/01/2021	340,837
116,000	Capsugel SA(g)(i)	7.00%	05/15/2019	116,363
200,000	ConvaTec Finance International SA(g)(i)	8.25%	01/15/2019	199,800
200,000	FAGE International SA/ FAGE USA Dairy Industry, Inc.(g)	5.63%	08/15/2026	206,500
125,000	Hanesbrands Finance Luxembourg SCA(g)	3.50%	06/15/2024	145,878
135,000	Intelsat Jackson Holdings SA	7.50%	04/01/2021	102,600
105,000	Intelsat Jackson Holdings SA(g)	8.00%	02/15/2024	105,787
140,000	Matterhorn Telecom SA(g)	3.88%	05/01/2022	157,156
100,000	SIG Combibloc Holdings SCA(g)	7.75%	02/15/2023	118,317
100,000	Telenet Finance VI Luxembourg SCA(h)	4.88%	07/15/2027	118,460
480,000	Wind Acquisition Finance SA(g)	7.38%	04/23/2021	503,400
				2,350,912

See Notes to Financial Statements.

Annual Report | September 30, 2016	79

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
Netherlands - 0.93%
$130,000	Alcoa Nederland Holding BV(g)	6.75%	09/30/2024	$135,363
25,000	Alcoa Nederland Holding BV(g)	7.00%	09/30/2026	25,906
220,000	Darling Global Finance BV(g)	4.75%	05/30/2022	253,316
115,000	UPC Holding BV(h)	6.75%	03/15/2023	139,353
175,000	Ziggo Bond Finance BV(h)	4.63%	01/15/2025	197,260
				751,198
United States - 20.82%
110,000	Acadia Healthcare Co., Inc.	5.13%	07/01/2022	109,450
55,000	Acadia Healthcare Co., Inc.	5.63%	02/15/2023	56,100
90,000	AECOM	5.75%	10/15/2022	94,978
95,000	AES Corp.	6.00%	05/15/2026	100,344
75,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC(g)	6.63%	06/15/2024	78,187
110,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC(g)	5.75%	03/15/2025	110,000
110,000	Allegion US Holding Co., Inc.	5.75%	10/01/2021	115,087
150,000	American Builders & Contractors Supply Co., Inc.(g)	5.63%	04/15/2021	156,000
95,000	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.00%	05/20/2022	100,937
135,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.63%	05/20/2024	143,437
130,000	Amsurg Corp.	5.63%	07/15/2022	133,412
20,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.(g)	5.38%	09/15/2024	20,300
35,000	Antero Resources Corp.	5.38%	11/01/2021	35,612
15,000	Antero Resources Corp.	5.13%	12/01/2022	15,187
30,000	Antero Resources Corp.	5.63%	06/01/2023	30,713
125,000	Apex Tool Group LLC(g)	7.00%	02/01/2021	120,156
56,000	Ashtead Capital, Inc.(g)	6.50%	07/15/2022	59,150
15,000	Ashtead Capital, Inc.(g)	5.63%	10/01/2024	15,862
115,000	Axalta Coating Systems(g)	4.25%	08/15/2024	133,057
10,000	B&G Foods, Inc.	4.63%	06/01/2021	10,350
160,000	BlueLine Rental Finance Corp.(g)	7.00%	02/01/2019	140,400
85,000	Boyd Gaming Corp.(g)	6.38%	04/01/2026	91,587
200,000	Carlson Travel Holdings, Inc.(g)(i)	7.50%	08/15/2019	199,000
35,000	Carrizo Oil & Gas, Inc.	6.25%	04/15/2023	34,825
75,000	CCO Holdings LLC / CCO Holdings Capital Corp.(g)	5.13%	05/01/2023	78,469
45,000	CCO Holdings LLC / CCO Holdings Capital Corp.(g)	5.88%	04/01/2024	48,123
70,000	Centene Corp.	5.63%	02/15/2021	74,550
30,000	Centene Corp.	4.75%	05/15/2022	31,125

See Notes to Financial Statements.

80	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$45,000	Centene Corp.	6.13%	02/15/2024	$48,937
105,000	CenturyLink, Inc.	5.63%	04/01/2025	100,931
100,000	Cheniere Corpus Christi Holdings LLC(g)	7.00%	06/30/2024	108,500
80,000	Chesapeake Energy Corp.	5.38%	06/15/2021	70,000
180,000	CHS/Community Health Systems, Inc.	6.88%	02/01/2022	155,700
110,000	Churchill Downs, Inc.	5.38%	12/15/2021	114,950
15,000	Churchill Downs, Inc.(g)	5.38%	12/15/2021	15,675
105,000	CITGO Petroleum Corp.(g)	6.25%	08/15/2022	102,900
100,000	Cliffs Natural Resources, Inc.(g)	8.25%	03/31/2020	106,625
90,000	CNH Industrial Capital LLC	4.38%	11/06/2020	94,275
105,000	CommScope, Inc.(g)	5.50%	06/15/2024	111,169
20,000	Corrections Corp. of America	5.00%	10/15/2022	18,200
90,000	Corrections Corp. of America	4.63%	05/01/2023	79,650
155,000	Covanta Holding Corp.	6.38%	10/01/2022	161,200
10,000	CSC Holdings LLC	5.25%	06/01/2024	9,525
55,000	CSC Holdings LLC(g)	5.50%	04/15/2027	56,375
125,000	DaVita, Inc.	5.13%	07/15/2024	127,734
145,000	DBP Holding Corp.(g)	7.75%	10/15/2020	115,637
40,000	Denbury Resources, Inc.(g)	9.00%	05/15/2021	42,100
120,000	Denbury Resources, Inc.	5.50%	05/01/2022	86,700
115,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp(g)	5.45%	06/15/2023	123,338
160,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp(g)	6.02%	06/15/2026	175,827
55,000	DISH DBS Corp.	5.88%	07/15/2022	56,788
5,000	DISH DBS Corp.	5.88%	11/15/2024	4,956
55,000	DISH DBS Corp.(g)	7.75%	07/01/2026	58,575
15,000	DISH DBS Corp.	5.00%	03/15/2023	14,625
80,000	Dollar Tree, Inc.	5.75%	03/01/2023	86,500
70,000	Dynegy, Inc.	6.75%	11/01/2019	72,100
85,000	Endo Finance LLC(g)	5.75%	01/15/2022	79,262
80,000	Energizer SpinCo, Inc.(g)	5.50%	06/15/2025	82,600
120,000	EnerSys(g)	5.00%	04/30/2023	120,450
150,000	Envision Healthcare Corp.(g)	5.13%	07/01/2022	150,000
150,000	ESH Hospitality, Inc.(g)	5.25%	05/01/2025	150,562
350,000	First Data Corp.(g)	7.00%	12/01/2023	371,000
50,000	First Data Corp.(g)	5.00%	01/15/2024	50,937
170,000	First Quality Finance Co., Inc.(g)	4.63%	05/15/2021	169,575
140,000	Flexi-Van Leasing, Inc.(g)	7.88%	08/15/2018	127,050
180,000	Frontier Communications Corp.	6.88%	01/15/2025	159,975
60,000	GLP Capital LP / GLP Financing II, Inc.	5.38%	04/15/2026	64,650
90,000	Gulfport Energy Corp.	6.63%	05/01/2023	92,700
225,000	HCA Holdings, Inc.	6.25%	02/15/2021	244,687
15,000	HCA, Inc.	5.25%	06/15/2026	15,975

See Notes to Financial Statements.

Annual Report | September 30, 2016	81

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$185,000	HCA, Inc.	5.88%	05/01/2023	$197,487
160,000	HD Supply, Inc.(g)	5.75%	04/15/2024	168,400
5,000	HealthSouth Corp.	5.13%	03/15/2023	5,012
135,000	HealthSouth Corp.	5.75%	11/01/2024	140,484
105,000	HUB International Ltd.(g)	7.88%	10/01/2021	107,362
25,000	Hughes Satellite Systems Corp.(g)	5.25%	08/01/2026	24,750
25,000	Hughes Satellite Systems Corp.(g)	6.63%	08/01/2026	24,187
105,000	Huntington Ingalls Industries, Inc.(g)	5.00%	11/15/2025	111,300
220,000	IMS Health, Inc.(g)	4.13%	04/01/2023	255,762
150,000	Ingles Markets, Inc.	5.75%	06/15/2023	156,375
100,000	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.(g)	6.88%	02/15/2019	90,500
100,000	Jaguar Holding Co. II / Pharmaceutical Product Development LLC(g)	6.38%	08/01/2023	104,250
120,000	JBS USA LLC / JBS USA Finance, Inc.(g)	7.25%	06/01/2021	123,900
75,000	Jones Energy Holdings LLC / Jones Energy Finance Corp.	6.75%	04/01/2022	64,125
75,000	Kennedy-Wilson, Inc.	5.88%	04/01/2024	75,844
95,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(g)	5.00%	06/01/2024	99,513
90,000	Lamar Media Corp.	5.75%	02/01/2026	97,313
5,000	Laredo Petroleum, Inc.	5.63%	01/15/2022	4,875
85,000	Laredo Petroleum, Inc.	6.25%	03/15/2023	83,725
115,000	Level 3 Financing, Inc.	5.13%	05/01/2023	118,881
20,000	Level 3 Financing, Inc.	5.38%	01/15/2024	20,888
80,000	LifePoint Health, Inc.	5.50%	12/01/2021	83,600
95,000	LifePoint Health, Inc.(g)	5.38%	05/01/2024	95,238
93,000	Linn Energy LLC / Linn Energy Finance Corp.(e)(g)	12.00%	12/15/2020	45,570
30,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(g)	4.88%	04/15/2020	30,750
115,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(g)	5.75%	08/01/2022	113,994
5,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(g)	5.63%	10/15/2023	4,812
95,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.(g)	5.63%	05/01/2024	103,284
110,000	Milacron LLC / Mcron Finance Corp.(g)	7.75%	02/15/2021	114,950
80,000	MPT Operating Partnership LP / MPT Finance Corp.	6.38%	03/01/2024	87,200
160,000	Natural Resource Partners LP / NRP Finance Corp.	9.13%	10/01/2018	148,000
10,000	NCR Corp.	5.88%	12/15/2021	10,563
65,000	Neiman Marcus Group Ltd. LLC(g)(i)	8.75%	10/15/2021	51,675

See Notes to Financial Statements.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$100,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp.(g)	5.88%	03/15/2022	$104,500
5,000	Newfield Exploration Co.	5.63%	07/01/2024	5,150
170,000	Nielsen Finance LLC / Nielsen Finance Co.(g)	5.00%	04/15/2022	176,163
50,000	Novelis Corp.(g)	6.25%	08/15/2024	53,250
70,000	Novelis Corp.(g)	5.88%	09/30/2026	71,838
135,000	NRG Energy, Inc.	6.63%	03/15/2023	137,025
140,000	NRG Yield Operating LLC(g)	5.00%	09/15/2026	137,550
65,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	62,563
35,000	Oasis Petroleum, Inc.	6.88%	01/15/2023	33,512
90,000	Party City Holdings, Inc.(g)	6.13%	08/15/2023	96,413
110,000	PHI, Inc.	5.25%	03/15/2019	106,425
70,000	Pilgrim's Pride Corp.(g)	5.75%	03/15/2025	72,450
115,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.	4.88%	05/01/2021	118,594
55,000	Plantronics, Inc.(g)	5.50%	05/31/2023	56,788
140,000	Plastipak Holdings, Inc.(g)	6.50%	10/01/2021	145,950
80,000	Post Holdings, Inc.(g)	6.00%	12/15/2022	84,800
25,000	Post Holdings, Inc.(g)	7.75%	03/15/2024	28,125
65,000	Post Holdings, Inc.(g)	5.00%	08/15/2026	64,838
135,000	Prestige Brands, Inc.(g)	5.38%	12/15/2021	140,400
100,000	PSPC Escrow Corp.(g)	6.00%	02/01/2023	106,077
50,000	Range Resources Corp.(g)	5.00%	08/15/2022	50,000
30,000	Range Resources Corp.	4.88%	05/15/2025	28,950
95,000	Rent-A-Center, Inc.	4.75%	05/01/2021	80,750
65,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC(g)	5.13%	07/15/2023	67,194
60,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC(g)	7.00%	07/15/2024	64,463
145,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	5.75%	10/15/2020	149,712
90,000	RHP Hotel Properties LP / RHP Finance Corp.	5.00%	04/15/2023	91,800
60,000	Rite Aid Corp.(g)	6.13%	04/01/2023	64,875
170,000	Sabine Pass Liquefaction LLC	5.63%	04/15/2023	182,325
50,000	Sabine Pass Liquefaction LLC(g)	5.88%	06/30/2026	54,531
50,000	Sabine Pass Liquefaction LLC(g)	5.00%	03/15/2027	51,375
75,000	Sally Holdings LLC / Sally Capital, Inc.	5.75%	06/01/2022	78,563
150,000	SBA Communications Corp.	4.88%	07/15/2022	155,625
15,000	SBA Communications Corp.(g)	4.88%	09/01/2024	15,150
155,000	Scientific Games International, Inc.(g)	7.00%	01/01/2022	164,688
75,000	Sequa Corp.(g)	7.00%	12/15/2017	26,063
120,000	Six Flags Entertainment Corp.(g)	4.88%	07/31/2024	121,500

See Notes to Financial Statements.

Annual Report | September 30, 2016	83

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$15,000	SM Energy Co.	6.13%	11/15/2022	$15,075
20,000	SM Energy Co.	6.75%	09/15/2026	20,238
135,000	Smithfield Foods, Inc.	6.63%	08/15/2022	143,438
15,000	Southwestern Energy Co.	4.10%	03/15/2022	13,687
70,000	Southwestern Energy Co.	6.70%	01/23/2025	70,263
100,000	Spectrum Brands, Inc.(g)	4.00%	10/01/2026	114,503
520,000	Sprint Corp.	7.25%	09/15/2021	525,200
50,000	SS&C Technologies Holdings, Inc.	5.88%	07/15/2023	52,875
60,000	Standard Industries, Inc.(g)	5.50%	02/15/2023	63,000
150,000	Standard Industries, Inc.(g)	6.00%	10/15/2025	161,250
85,000	Steel Dynamics, Inc.	5.13%	10/01/2021	88,719
20,000	Steel Dynamics, Inc.	5.50%	10/01/2024	21,000
195,000	Summit Materials LLC / Summit Materials Finance Corp.	6.13%	07/15/2023	199,875
150,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(g)	7.38%	02/01/2020	141,000
105,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.75%	03/15/2024	112,875
40,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.(g)	5.13%	02/01/2025	40,150
15,000	Tempur Sealy International, Inc.	5.63%	10/15/2023	15,938
160,000	Tempur Sealy International, Inc.(g)	5.50%	06/15/2026	165,200
130,000	Tenet Healthcare Corp.	4.50%	04/01/2021	131,462
75,000	Tenet Healthcare Corp.	6.75%	06/15/2023	69,938
50,000	Tenneco, Inc.	5.38%	12/15/2024	52,750
105,000	TerraForm Power Operating LLC(g)(j)	9.38%	02/01/2023	108,675
115,000	The GEO Group, Inc.	5.13%	04/01/2023	98,325
60,000	The GEO Group, Inc.	6.00%	04/15/2026	51,300
110,000	The Goodyear Tire & Rubber Co.	5.13%	11/15/2023	114,950
130,000	T-Mobile USA, Inc.	6.00%	03/01/2023	139,368
165,000	T-Mobile USA, Inc.	6.00%	04/15/2024	176,962
160,000	TMS International Corp.(g)	7.63%	10/15/2021	137,600
95,000	TreeHouse Foods, Inc.(g)	6.00%	02/15/2024	102,719
45,000	Tronox Finance LLC	6.38%	08/15/2020	41,737
110,000	Tronox Finance LLC(g)	7.50%	03/15/2022	100,925
60,000	Ultra Petroleum Corp.(b)(e)(g)	6.13%	10/01/2024	47,700
40,000	United Rentals NA	5.88%	09/15/2026	41,400
80,000	United Rentals North America, Inc.	5.50%	07/15/2025	82,300
125,000	Univision Communications, Inc.(g)	5.13%	05/15/2023	127,188
10,000	USG Corp.(g)	5.50%	03/01/2025	10,763
75,000	Vereit Operating Partnership LP	4.60%	02/06/2024	78,375
125,000	VWR Funding, Inc.(g)	4.63%	04/15/2022	144,087
70,000	Walter Investment Management Corp.	7.88%	12/15/2021	46,900
100,000	Watco Cos. LLC / Watco Finance Corp.(g)	6.38%	04/01/2023	101,500

See Notes to Financial Statements.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

Principal Amount/Description		Rate	Maturity	Value
$95,000	ZF North America Capital, Inc.(g)	4.50%	04/29/2022	$100,819
				16,821,886

TOTAL HIGH YIELD DEBT (Cost $25,687,798)				25,559,398

Shares/Description		Value
SHORT-TERM INVESTMENTS - 12.74%
10,292,660	State Street Institutional Trust (7 Day Yield 0.19%)	10,292,660

TOTAL SHORT-TERM INVESTMENTS (Cost $10,292,660)		10,292,660

TOTAL INVESTMENTS - 102.77% (Cost $85,345,365)		83,018,385
CASH SEGREGATED AT CUSTODIAN FOR FORWARD FOREIGN CURRENCY CONTRACTS AND TOTAL RETURN SWAP CONTRACTS - 0.35%		281,000
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.12)%		(2,434,884)
NET ASSETS - 100.00%		$80,783,501

(a)	Less than 0.005%.
(b)	Non-income producing security.
(c)	Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(d)
All or a portion of this position has not settled as of September 30, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank Offered Rate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.

(e)	Security is currently in default.
(f)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016.
(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $14,657,247, which represents approximately 18.14% of net assets as of September 30, 2016.

See Notes to Financial Statements.

Annual Report | September 30, 2016	85

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2016

(h)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2016, the aggregate fair value of those securities was $2,286,938, representing 2.83% of net assets.

(i)	Pay-in-kind securities.
(j)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2016.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Contract Type	Settlement Date	Current Value	Unrealized Appreciation
State Street Boston	EUR	749,404	Purchase	10/05/2016	$841,884	$1,203
State Street Boston	EUR	159,724	Sale	10/05/2016	179,435	99
State Street Boston	GBP	2,226,690	Sale	10/05/2016	2,886,188	44,845
						$46,147

Counterparty	Foreign Currency	Contracted Amount*	Contract Type	Settlement Date	Current Value	Unrealized Depreciation
State Street Boston	EUR	273,572	Purchase	10/05/2016	$307,332	$(955)
State Street Boston	GBP	46,473	Purchase	10/05/2016	60,238	(450)
State Street Boston	EUR	12,507,321	Sale	10/05/2016	14,050,781	(97,785)
						$(99,190)

*	The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

86	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2016

ASSETS:
Investment in securities:
At cost	$685,099,396
At value	$718,355,155
Investment in affiliates:
At cost	47,512,328
At value	43,314,349
Total return swap contracts premium paid	7,992,521
Receivable for fund investments sold	1,431,835
Unrealized appreciation on total return swap contracts	835,285
Dividends receivable	555,319
Cash segregated at custodian for total return swap contracts	400,000
Receivable for fund shares sold	340,774
Prepaid expenses and other assets	33,849
Total Assets	773,259,087

LIABILITIES:
Facility loan fee payable	16,642
Payable for fund investments purchased	1,487,597
Payable for fund shares redeemed	867,542
Interest payable on total return swap contracts	82,450
Payable to Adviser	635,378
Payable for Fund Accounting and Administration fees	59,299
Accrued 12b-1 fees - Class R Shares	116,682
Payable for Custodian fees	6,059
Payable for Audit fees	18,988
Payable to Transfer agency	14,436
Payable to Trustees and Officers	3,384
Other accrued expenses	40,585
Total Liabilities	3,349,042
Net Assets	$769,910,045

NET ASSETS CONSIST OF:
Paid-in capital	$743,979,033
Accumulated net investment loss	(1,265,521)
Accumulated net realized loss on investments and total return swap contracts	(2,696,532)
Net unrealized appreciation on investments and total return swap contracts	29,893,065
Net Assets	$769,910,045

See Notes to Financial Statements.

Annual Report | September 30, 2016	87

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2016

PRICING OF SHARES:
Class I Shares
Net Assets	$201,712,130
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	17,809,989
Net Asset Value Per Share, Offering and Redemption Price Per Share	$11.33
Minimum Redemption Price Per Share(a)	$11.10
Class R Shares
Net Assets	$568,197,915
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	50,180,343
Net Asset Value Per Share, Offering and Redemption Price Per Share	$11.32
Minimum Redemption Price Per Share(a)	$11.09

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

88	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2016

ASSETS:
Investment in securities:
At cost	$2,041,904,298
At value	$2,010,375,042
Investment in affiliates:
At cost	27,156,158
At value	26,286,745
Total return swap contracts premium paid	12,593,545
Interest receivable	6,599,310
Receivable for fund investments sold	3,088,963
Dividends receivable	1,544,191
Receivable for fund shares sold	1,517,247
Unrealized appreciation on total return swap contracts	1,364,980
Cash segregated at custodian for total return swap contracts	400,000
Prepaid expenses and other assets	39,310
Total Assets	2,063,809,333

LIABILITIES:
Facility loan fee payable	43,410
Payable for fund investments purchased	1,365,264
Payable for fund shares redeemed	6,750,472
Interest payable on total return swap contracts	53,298
Payable to Adviser	1,253,988
Payable for Fund Accounting and Administration fees	231,256
Accrued 12b-1 fees - Class R Shares	48,092
Payable for Custodian fees	14,447
Payable for Audit fees	28,488
Payable to Transfer agency	52,765
Payable to Trustees and Officers	8,810
Other accrued expenses	132,139
Total Liabilities	9,982,429
Net Assets	$2,053,826,904

NET ASSETS CONSIST OF:
Paid-in capital	$2,094,255,290
Accumulated net investment loss	(2,056,291)
Accumulated net realized loss on investments and total return swap contracts	(7,338,406)
Net unrealized depreciation on investments and total return swap contracts	(31,033,689)
Net Assets	$2,053,826,904

See Notes to Financial Statements.

Annual Report | September 30, 2016	89

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2016

PRICING OF SHARES:
Class I Shares
Net Assets	$1,822,873,606
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	171,836,535
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.61
Minimum Redemption Price Per Share(a)	$10.40
Class R Shares
Net Assets	$230,953,298
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	21,741,054
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.62
Minimum Redemption Price Per Share(a)	$10.41

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

90	(888) 848-7569 | www.rivernorth.com

RiverNorth Equity Opportunity Fund

Statement of Assets and Liabilities	September 30, 2016

ASSETS:
Investment in securities:
At cost	$13,662,873
At value	$13,810,911
Dividends receivable	22,227
Receivable for fund shares sold	125
Prepaid expenses and other assets	14,064
Total Assets	13,847,327

LIABILITIES:
Facility loan fee payable	299
Payable for fund investments purchased	13,751
Payable to Adviser	5,358
Payable for Fund Accounting and Administration fees	2,152
Accrued 12b-1 fees - Class R Shares	765
Payable for Custodian fees	1,457
Payable for Audit fees	17,488
Payable to Transfer agency	5,456
Payable to Trustees and Officers	61
Other accrued expenses	1,686
Total Liabilities	48,473
Net Assets	$13,798,854

NET ASSETS CONSIST OF:
Paid-in capital	$13,650,816
Net unrealized appreciation on investments	148,038
Net Assets	$13,798,854

PRICING OF SHARES:
Class I Shares
Net Assets	$10,078,838
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	1,052,383
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.58
Minimum Redemption Price Per Share(a)	$9.39
Class R Shares
Net Assets	$3,720,016
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	388,548
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.57
Minimum Redemption Price Per Share(a)	$9.38

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2016	91

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2016

ASSETS:
Investment in securities:
At cost	$85,345,365
At value	$83,018,385
Foreign currency, at value (Cost $117,046)	117,037
Interest receivable	556,386
Receivable for fund investments sold	221,584
Cash segregated at custodian for total return swap contracts	200,000
Cash segregated at custodian for forward foreign currency contracts	81,000
Receivable for fund shares sold	75,021
Unrealized appreciation on forward foreign currency contracts	46,147
Dividends receivable	27,825
Prepaid expenses and other assets	6,623
Total Assets	84,350,008

LIABILITIES:
Facility loan fee payable	1,733
Payable for fund investments purchased	3,303,231
Payable for fund shares redeemed	665
Unrealized depreciation on forward foreign currency contracts	99,190
Payable to Adviser	65,770
Payable for Fund Accounting and Administration fees	46,632
Accrued 12b-1 fees - Class R Shares	1,466
Payable for Custodian fees	10,001
Payable for Audit fees	27,488
Payable to Transfer agency	5,577
Payable to Trustees and Officers	360
Other accrued expenses	4,394
Total Liabilities	3,566,507
Net Assets	$80,783,501

NET ASSETS CONSIST OF:
Paid-in capital	$87,407,376
Accumulated net investment loss	(316,909)
Accumulated net realized loss on investments, total return swap contracts, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(3,914,783)
Net unrealized depreciation on investments, total return swap contracts, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(2,392,183)
Net Assets	$80,783,501

See Notes to Financial Statements.

92	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2016

PRICING OF SHARES:
Class I Shares
Net Assets	$73,580,206
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	7,760,964
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.48
Minimum Redemption Price Per Share(a)	$9.29
Class R Shares
Net Assets	$7,203,295
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	760,590
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.47
Minimum Redemption Price Per Share(a)	$9.28

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2016	93

RiverNorth Core Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2016

INVESTMENT INCOME:
Dividend income	$24,366,614
Dividend income from affiliated securities	301,177
Foreign taxes withheld	(1,106)
Total Investment Income	24,666,685

EXPENSES:
Investment Adviser fee	7,597,355
12b-1 fees - Class R Shares	1,450,653
Accounting and administration fee	296,576
Printing expenses	91,771
Compliance expenses	67,088
Registration expenses	64,122
Facility loan fee	53,715
Transfer agent expenses	52,793
Trustee expenses	49,130
Legal expenses	37,267
Custodian expenses	29,013
Audit expenses	19,934
Insurance expenses	16,708
24f-2 expenses	2,332
Miscellaneous expenses	35,793
Total Expenses	9,864,250
Net Investment Income	14,802,435

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(2,991,496)
Total return swap contracts (See Note 4)	7,175,965
Net realized gain	4,184,469
Long-term capital gain distributions from other investment companies	12,375,866
Net change in unrealized appreciation on:
Investments	71,684,930
Total return swap contracts	823,239
Net change in unrealized appreciation	72,508,169
Net Realized and Unrealized Gain on Investments and Total return swap contracts	89,068,504
Net Increase in Net Assets Resulting from Operations	$103,870,939

See Notes to Financial Statements.

94	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Operations	For the Year Ended September 30, 2016

INVESTMENT INCOME:
Dividend income	$46,826,339
Dividend income from affiliated securities	1,555,692
Interest income	65,670,808
Other income	41,438
Foreign taxes withheld	(3,832)
Total Investment Income	114,090,445

EXPENSES:
Investment Adviser fee	14,676,146
Accounting and administration fee	967,704
12b-1 fees - Class R Shares	573,999
Transfer agent expenses	243,199
Compliance expenses	174,272
Printing expenses	147,055
Facility loan fee	142,516
Trustee expenses	124,680
Registration expenses	103,494
Legal expenses	103,470
Custodian expenses	61,800
Insurance expenses	43,453
Audit expenses	28,456
24f-2 expenses	720
Miscellaneous expenses	107,231
Net Expenses	17,498,195
Net Investment Income	96,592,250

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on:
Investments	6,640,370
Total return swap contracts (See Note 4)	4,048,056
Net realized gain	10,688,426
Long-term capital gain distributions from other investment companies	487,125
Net change in unrealized depreciation on:
Investments	60,976,326
Total return swap contracts	1,549,064
Net change in unrealized depreciation	62,525,390
Net Realized and Unrealized Gain on Investments and Total return swap contracts	73,700,941
Net Increase in Net Assets Resulting from Operations	$170,293,191

See Notes to Financial Statements.

Annual Report | September 30, 2016	95

RiverNorth Equity Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2016

INVESTMENT INCOME:
Dividend income	$450,923
Foreign taxes withheld	(119)
Total Investment Income	450,804

EXPENSES:
Investment Adviser fee	138,243
Registration expenses	35,728
Transfer agent expenses	28,743
Audit expenses	18,434
12b-1 fees - Class R Shares	10,718
Accounting and administration fee	7,400
Printing expenses	4,036
Compliance expenses	1,203
Facility loan fee	945
Trustee expenses	889
Legal expenses	646
24f-2 expenses	547
Insurance expenses	221
Miscellaneous expenses	3,887
Total expenses before waiver/reimbursement	251,640
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(37,790)
Class R Shares	(16,671)
Net Expenses	197,179
Net Investment Income	253,625

REALIZED AND UNREALIZED LOSS:
Net realized gain on:
Investments	140,179
Long-term capital gain distributions from other investment companies	483,578
Net change in unrealized appreciation on:
Investments	702,535
Net Realized and Unrealized Gain on Investments	1,326,292
Net Increase in Net Assets Resulting from Operations	$1,579,917

See Notes to Financial Statements.

96	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Operations	For the Year Ended September 30, 2016

INVESTMENT INCOME:
Dividend income	$2,067,280
Interest income	3,120,702
Other income	32,598
Foreign taxes withheld	(3,577)
Total Investment Income	5,217,003

EXPENSES:
Investment Adviser fee	839,966
Accounting and administration fee	124,939
Registration expenses	40,462
Transfer agent expenses	32,369
Audit expenses	28,434
12b-1 fees - Class R Shares	19,129
Custodian expenses	15,234
Printing expenses	9,128
Compliance expenses	7,437
Facility loan fee	5,879
Trustee expenses	5,356
Legal expenses	4,090
Insurance expenses	2,072
24f-2 expenses	138
Repayment of previously waived fees
Class I	2,451
Class R	2,196
Miscellaneous expenses	7,947
Total expenses before waiver/reimbursement	1,147,227
Less fees waived/reimbursed by Investment Adviser:
Class R Shares	(1,430)
Net Expenses	1,145,797
Net Investment Income	4,071,206

See Notes to Financial Statements.

Annual Report | September 30, 2016	97

RiverNorth/Oaktree High Income Fund

Statement of Operations	For the Year Ended September 30, 2016

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(3,072,645)
Total return swap contracts (See Note 4)	93,105
Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(198,667)
Net realized loss	(3,178,207)
Long-term capital gain distributions from other investment companies	20,217
Net change in unrealized depreciation on:
Investments	6,791,410
Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(26,664)
Net change in unrealized depreciation	6,764,746
Net Realized and Unrealized Gain on Investments, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	3,606,756
Net Increase in Net Assets Resulting from Operations	$7,677,962

See Notes to Financial Statements.

98	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,802,435	$25,709,936
Net realized gain on Investments and Total return swap contracts	4,184,469	15,668,964
Long-term capital gain distributions from other investment companies	12,375,866	10,872,696
Net change in unrealized appreciation/(depreciation)on Investments and Total return swap contracts	72,508,169	(111,328,445)
Net increase/(decrease) in net assets resulting from operations	103,870,939	(59,076,849)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I shares	(6,736,524)	(6,416,433)
Class R shares	(22,371,981)	(29,402,363)
From net realized gains on investments:
Class I shares	(7,344,643)	(6,161,292)
Class R shares	(24,391,543)	(45,545,598)
From tax return of capital
Class I shares	(1,484,480)	–
Class R shares	(4,929,957)	–
Net decrease in net assets from distributions to shareholders	(67,259,128)	(87,525,686)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	121,823,509	202,766,378
Reinvestment of distributions	6,606,226	4,843,785
Cost of shares redeemed	(103,465,701)	(51,182,167)
Redemption fees(a)	30,962	10,143
Net increase in net assets from capital share transactions	24,994,996	156,438,139

Class R Shares
Proceeds from shares sold	188,454,090	162,337,603
Reinvestment of distributions	51,279,929	73,689,908
Cost of shares redeemed	(237,125,522)	(285,230,837)
Redemption fees(a)	100,098	40,755
Net increase/(decrease) in net assets from capital share transactions	2,708,595	(49,162,571)

Net Increase/(Decrease) in Net Assets	64,315,402	(39,326,967)

See Notes to Financial Statements.

Annual Report | September 30, 2016	99

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
NET ASSETS:
Beginning of period	705,594,643	744,921,610
End of period (including accumulated net investment income/(loss) of $(1,265,521) and $1,499,380, respectively)	$769,910,045	$705,594,643

OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	11,289,586	16,413,130
Shares issued in reinvestment of distributions	619,966	412,766
Shares redeemed	(9,635,098)	(4,325,289)
Net increase from share transactions	2,274,454	12,500,607

Class R Shares
Shares sold	17,251,837	13,252,507
Shares issued in reinvestment of distributions	4,838,916	6,195,243
Shares redeemed	(22,055,062)	(23,342,526)
Net increase/(decrease) from share transactions	35,691	(3,894,776)

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

100	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$96,592,250	$94,422,803
Net realized gain on Investments and Total return swap contracts	10,688,426	2,690,640
Long-term capital gain distributions from other investment companies	487,125	746,878
Net change in unrealized depreciation on Investments and Total return swap contracts	62,525,390	(106,092,893)
Net increase/(decrease) in net assets resulting from operations	170,293,191	(8,232,572)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I shares	(106,976,753)	(76,233,640)
Class R shares	(13,530,672)	(11,319,592)
From net realized gains on investments:
Class I shares	–	–
Class R shares	–	–
From tax return of capital
Class I shares	(2,958,882)	–
Class R shares	(374,246)	–
Net decrease in net assets from distributions to shareholders	(123,840,553)	(87,553,232)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	712,566,527	1,037,758,724
Reinvestment of distributions	76,214,367	53,794,861
Cost of shares redeemed	(742,568,835)	(421,391,306)
Redemption fees(a)	210,017	113,913
Net increase in net assets from capital share transactions	46,422,076	670,276,192

Class R Shares
Proceeds from shares sold	68,010,418	107,924,068
Reinvestment of distributions	13,444,782	11,097,338
Cost of shares redeemed	(88,957,417)	(106,038,721)
Redemption fees(a)	27,609	18,215
Net increase/(decrease) in net assets from capital share transactions	(7,474,608)	13,000,900

Net Increase in Net Assets	85,400,106	587,491,288

See Notes to Financial Statements.

Annual Report | September 30, 2016	101

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
NET ASSETS:
Beginning of period	1,968,426,798	1,380,935,510
End of period (including accumulated net investment income/(loss) of $(2,056,291) and $11,957,006, respectively)	$2,053,826,904	$1,968,426,798

OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	68,830,101	95,899,127
Shares issued in reinvestment of distributions	7,369,921	5,021,948
Shares redeemed	(71,637,895)	(39,272,763)
Net increase from share transactions	4,562,127	61,648,312

Class R Shares
Shares sold	6,550,575	9,938,360
Shares issued in reinvestment of distributions	1,299,306	1,033,082
Shares redeemed	(8,574,332)	(9,830,536)
Net increase/(decrease) from share transactions	(724,451)	1,140,906

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

102	(888) 848-7569 | www.rivernorth.com

RiverNorth Equity Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$253,625	$731
Net realized gain on Investments	140,179	483,988
Long-term capital gain distributions from other investment companies	483,578	346,786
Net change in unrealized appreciation/(depreciation) on Investments	702,535	(1,275,718)
Net increase/(decrease) in net assets resulting from operations	1,579,917	(444,213)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I shares	(177,925)	(29,518)
Class R shares	(76,836)	(24,018)
From net realized gains on investments:
Class I shares	(710,462)	(320,383)
Class R shares	(306,806)	(1,704,766)
From tax return of capital
Class I shares	(9,571)	–
Class R shares	(4,133)	–
Net decrease in net assets from distributions to shareholders	(1,285,733)	(2,078,685)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	8,564,876	1,148,288
Reinvestment of distributions	390,892	328,670
Cost of shares redeemed	(737,128)	(1,214,017)
Redemption fees(a)	1,758	252
Net increase in net assets from capital share transactions	8,220,398	263,193

Class R Shares
Proceeds from shares sold	675,651	1,915,408
Reinvestment of distributions	386,021	1,687,207
Cost of shares redeemed	(2,678,352)	(5,188,659)
Redemption fees(a)	790	1,032
Net decrease in net assets from capital share transactions	(1,615,890)	(1,585,012)

Net Increase/(Decrease) in Net Assets	6,898,692	(3,844,717)

See Notes to Financial Statements.

Annual Report | September 30, 2016	103

RiverNorth Equity Opportunity Fund

Statements of Changes in Net Assets
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
NET ASSETS:
Beginning of period	6,900,162	10,744,879
End of period (including accumulated net investment income of $– and $–, respectively)	$13,798,854	$6,900,162

OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	907,792	106,790
Shares issued in reinvestment of distributions	42,801	30,817
Shares redeemed	(80,079)	(114,125)
Net increase from share transactions	870,514	23,482

Class R Shares
Shares sold	72,428	164,600
Shares issued in reinvestment of distributions	42,205	157,751
Shares redeemed	(289,985)	(484,450)
Net increase/(decrease) from share transactions	(175,352)	162,099

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

104	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,071,206	$3,920,855
Net realized gain/(loss) on Investments, Total return swap contracts, Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(3,178,207)	360,262
Long‐term capital gain distributions from other investment companies	20,217	38,611
Net change in unrealized depreciation on Investments,Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	6,764,746	(8,191,290)
Net increase/(decrease) in net assets resulting from operations	7,677,962	(3,871,562)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(4,642,974)	(745,793)
Class R Shares	(445,943)	(3,939,482)
From net realized gains on investments:
Class I Shares	–	(304,183)
Class R Shares	–	(1,190,086)
From tax return of capital
Class I Shares	(210,875)	–
Class R Shares	(20,254)	–
Net decrease in net assets from distributions to shareholders	(5,320,046)	(6,179,544)

See Notes to Financial Statements.

Annual Report | September 30, 2016	105

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	24,410,340	64,465,160
Reinvestment of distributions	4,118,885	4,674,696
Cost of shares redeemed	(45,430,640)	(41,658,196)
Redemption fees(a)	13,755	2,642
Net increase/(decrease) in net assets from capital share transactions	(16,887,660)	27,484,302

Class R Shares
Proceeds from shares sold	1,411,129	3,720,620
Reinvestment of distributions	461,945	1,045,115
Cost of shares redeemed	(5,289,180)	(9,107,176)
Redemption fees(a)	1,378	563
Net decrease in net assets from capital share transactions	(3,414,728)	(4,340,878)

Net Increase/(Decrease) in Net Assets	(17,944,472)	13,092,318

NET ASSETS:
Beginning of period	98,727,973	85,635,655
End of period (including accumulated net investment income/(loss) of $(316,909) and $804,281, respectively)	$80,783,501	$98,727,973

OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	2,711,494	6,602,226
Shares issued in reinvestment of distributions	454,857	480,890
Shares redeemed	(5,034,866)	(4,233,471)
Net increase/(decrease) from share transactions	(1,868,515)	2,849,645

Class R Shares
Shares sold	155,491	377,548
Shares issued in reinvestment of distributions	51,076	107,244
Shares redeemed	(576,858)	(932,206)
Net decrease from share transactions	(370,291)	(447,414)

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

106	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class I

Financial Highlights

Net asset value ‐ beginning of period
Income/(Loss) from investment operations:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments(b)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid‐in capital from redemption fees(b)
Net increase/(decrease) in net asset value
Net asset value ‐ end of period

Total Return(e)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(g)

Ratio of net investment income to average net assets including fee waivers and reimbursements(g)
Portfolio turnover rate

(a)	Commenced operations on August 11, 2014.
(b)	Based on average shares outstanding during the period.
(c)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to realized and unrealized gains and losses on investments of the Fund.

(d)	Less than $0.005 per share.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(h)	Annualized.

See Notes to Financial Statements.

108	(888) 848-7569 | www.rivernorth.com

 For a share outstanding throughout the periods presented

For the Year Ended September 30, 2016	For theYear Ended September 30, 2015	For the Period ended September 30, 2014(a)

$10.74	$13.06	$13.16

0.23	0.44	0.08
1.33	(1.30)	(0.18	)(c)
1.56	(0.86)	(0.10)

(0.42)	(0.60)	–
(0.45)	(0.86)	–
(0.10)	–	–
(0.97)	(1.46)	–
0.00 (d)	0.00 (d)	–
0.59	(2.32)	(0.10)
$11.33	$10.74	$13.06

15.35%	(7.50%)	(0.76%	)(f)

$201,712	$166,905	$39,623
1.11%	1.11%	1.20	%(h)
1.11%	1.11%	1.20	%(h)
2.11%	3.62%	2.93	%(h)

2.11%	3.62%	2.93	%(h)
19%	23%	46	%(f)

Annual Report | September 30, 2016	109

RiverNorth Core Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/ (decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

110	(888) 848-7569 | www.rivernorth.com

 For a share outstanding throughout the periods presented

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
$10.74	$13.05	$12.65	$12.37	$11.18

0.20	0.39	0.32	0.20	0.20
1.32	(1.27)	1.00	0.96	2.01
1.52	(0.88)	1.32	1.16	2.21

(0.40)	(0.57)	(0.24)	(0.35)	(0.50)
(0.45)	(0.86)	(0.68)	(0.53)	(0.52)
(0.09)	–	–	–	–
(0.94)	(1.43)	(0.92)	(0.88)	(1.02)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
0.58	(2.31)	0.40	0.28	1.19
$11.32	$10.74	$13.05	$12.65	$12.37

14.98%	(7.67%)	10.81%	10.08%	21.05%

$568,198	$538,689	$705,299	$647,365	$569,324
1.36%	1.35%	1.37%	1.35%	1.36%
1.36%	1.35%	1.37%	1.35%	1.36%

1.90%	3.16%	2.60%	1.66%	1.74%

1.90%	3.16%	2.60%	1.66%	1.74%
19%	23%	46%	46%	30%

Annual Report | September 30, 2016	111

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/ (loss) on investments(a)
Total income from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

112	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
$10.37	$10.88	$10.62	$11.33	$10.59

0.51	0.56	0.59	0.52	0.57
0.39	(0.55)	0.38	(0.51)	0.82
0.90	0.01	0.97	0.01	1.39

(0.64)	(0.52)	(0.66)	(0.63)	(0.63)
–	–	(0.05)	(0.09)	(0.02)
(0.02)	–	–	–	–
(0.66)	(0.52)	(0.71)	(0.72)	(0.65)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
0.24	(0.51)	0.26	(0.71)	0.74
$10.61	$10.37	$10.88	$10.62	$11.33

9.00%	0.04%	9.38%	(0.03%)	13.56%

$1,822,874	$1,735,108	$1,148,744	$785,974	$878,631
0.86%	0.86%	0.91%	0.89%	0.90%
0.86%	0.86%	0.91%	0.89%	0.90%

4.92%	5.24%	5.47%	4.68%	5.20%

4.92%	5.24%	5.47%	4.68%	5.20%
36%	29%	56%	80%	74%

Annual Report | September 30, 2016	113

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/ (loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

114	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
$10.39	$10.89	$10.63	$11.34	$10.60

0.49	0.54	0.57	0.49	0.54
0.37	(0.55)	0.38	(0.51)	0.82
0.86	(0.01)	0.95	(0.02)	1.36

(0.61)	(0.49)	(0.64)	(0.60)	(0.61)
–	–	(0.05)	(0.09)	(0.02)
(0.02)	–	–	–	–
(0.63)	(0.49)	(0.69)	(0.69)	(0.63)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
0.23	(0.50)	0.26	(0.71)	0.74
$10.62	$10.39	$10.89	$10.63	$11.34

8.62%	(0.12%)	9.09%	(0.29%)	13.28%

$230,953	$233,319	$232,191	$270,560	$453,520
1.11%	1.11%	1.16%	1.14%	1.15%
1.11%	1.11%	1.16%	1.14%	1.15%

4.67%	4.97%	5.26%	4.40%	4.96%

4.67%	4.97%	5.26%	4.40%	4.96%
36%	29%	56%	80%	74%

Annual Report | September 30, 2016	115

RiverNorth Equity Opportunity Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income/(loss)(b)
Net realized and unrealized gain/(loss) on investments(b)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(b)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)

Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)

Ratio of expenses to average net assets including fee waivers and reimbursements(f)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements(f)
Ratio of net investment income/(loss) to average net assets including fee waivers and reimbursements(f)

(a)	Prior to January 1, 2014, the RiverNorth Equity Opportunity Fund was known as the RiverNorth/Manning & Napier Dividend Income Fund.
(b)	Based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	Annualized.

See Notes to Financial Statements.

116	(888) 848-7569 | www.rivernorth.com

  For a share outstanding throughout the periods presented

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013	For the Period July 18, 2012 (Inception) to September 30, 2012
$9.25	$12.15	$11.68	$10.42	$10.00

0.18	(0.01)	0.17	0.22	0.02
1.02	(0.59)	1.48	1.50	0.42
1.20	(0.60)	1.65	1.72	0.44

(0.17)	(0.41)	(0.55)	(0.39)	(0.02)
(0.69)	(1.89)	(0.63)	(0.08)	–
(0.01)	–	–	–	–
(0.87)	(2.30)	(1.18)	(0.47)	(0.02)
0.00 (c)	0.00 (c)	0.00 (c)	0.01	–
0.33	(2.90)	0.47	1.26	0.42
$9.58	$9.25	$12.15	$11.68	$10.42

13.60%	(6.99%)	14.52%	16.99%	4.44	%(e)

$10,079	$1,683	$1,925	$3,067	$1,069
1.74%	2.00%	2.03%	1.98%	6.16	%(g)
1.35%	1.35%	1.35%	1.35%	1.35	%(g)
1.55%	(0.71%)	0.76%	1.33%	(3.92	%)(g)
1.95%	(0.05%)	1.44%	1.96%	0.89	%(g)
88%	51%	107%	100%	13	%(e)

Annual Report | September 30, 2016	117

RiverNorth Equity Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments(b)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(b)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)

Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)

Ratio of expenses to average net assets including fee waivers and reimbursements(f)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements(f)

(a)	Prior to January 1, 2014, the RiverNorth Equity Opportunity Fund was known as the RiverNorth/Manning & Napier Dividend Income Fund.
(b)	Based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	Annualized.

See Notes to Financial Statements.

118	(888) 848-7569 | www.rivernorth.com

  For a share outstanding throughout the periods presented

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2013	For the Period July 18, 2012 (Inception) to September 30, 2012
$9.25	$12.15	$11.68	$10.42	$10.00

0.15	0.00 (c)	0.13	0.19	0.01
1.01	(0.62)	1.48	1.51	0.44
1.16	(0.62)	1.61	1.70	0.45

(0.16)	(0.39)	(0.52)	(0.37)	(0.03)
(0.67)	(1.89)	(0.62)	(0.08)	–
(0.01)	–	–	–	–
(0.84)	(2.28)	(1.14)	(0.45)	(0.03)
0.00 (c)	0.00 (c)	0.00 (c)	0.01	0.00	(c)
0.32	(2.90)	0.47	1.26	0.42
$9.57	$9.25	$12.15	$11.68	$10.42

13.22%	(7.20%)	14.22%	16.75%	4.46	%(e)

$3,720	$5,217	$8,820	$10,923	$6,282

1.99%	2.22%	2.28%	2.21%	6.21	%(g)

1.60%	1.60%	1.60%	1.60%	1.60	%(g)

1.20%	(0.60%)	0.41%	1.09%	(4.12	%)(g)

1.59%	0.02%	1.09%	1.71%	0.49	%(g)
88%	51%	107%	100%	13	%(e)

Annual Report | September 30, 2016	119

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013

Net asset value - beginning of period	$9.18	$10.25	$9.95	$10.00
Income/(loss) from investment operations:
Net investment income(a)	0.44	0.43	0.47	0.22
Net realized and unrealized gain/(loss) on investments(a)	0.44	(0.77)	0.33	(0.07)
Total income/(loss) from investment operations	0.88	(0.34)	0.80	0.15

Less distributions:
From net investment income	(0.55)	(0.53)	(0.50)	(0.20)
From net realized gain on investments	–	(0.20)	–	–
From tax return of capital	(0.03)	–	–	–
Total distributions	(0.58)	(0.73)	(0.50)	(0.20)
Paid-in capital from redemption fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Net increase/(decrease) in net asset value	0.30	(1.07)	0.30	(0.05)
Net asset value - end of period	$9.48	$9.18	$10.25	$9.95

Total Return(c)	10.09%	(3.50%)	8.16%	1.52	%(d)

See Notes to Financial Statements.

120	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
Supplemental Data:
Net assets, end of period (in thousands)	$73,580		$88,360		$69,473	$25,472
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.34	%(f)	1.36	%(f)	1.39%	1.58	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.34	%(f)	1.36	%(f)	1.35%	1.35	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.86	%(f)	4.40	%(f)	4.45%	2.65	%(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.86	%(f)	4.40	%(f)	4.49%	2.88	%(g)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.34	%(f)	1.35	%(f)	N/A	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.34	%(f)	1.35	%(f)	N/A	N/A
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.86	%(f)	4.41	%(f)	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.86	%(f)	4.41	%(f)	N/A	N/A
Portfolio turnover rate	40%		70%		91%	117	%(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.

Annual Report | September 30, 2016	121

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	The portion of the ratios attributable to recoupments for the year ended September 30, 2015 is 0.06% and 0.00% for the year ended September 30, 2016.
(g)	Annualized.

See Notes to Financial Statements.

122	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013

Net asset value - beginning of period	$9.17	$10.24	$9.95	$10.00
Income/(loss) from investment operations:
Net investment income(a)	0.43	0.41	0.46	0.21
Net realized and unrealized gain/(loss) on investments(a)	0.43	(0.77)	0.31	(0.07)
Total income/(loss) from investment operations	0.86	(0.36)	0.77	0.14

Less distributions:
From net investment income	(0.54)	(0.51)	(0.48)	(0.19)

From net realized gain on investments	–	(0.20)	–	–
From tax return of capital	(0.02)	–	–	–
Total distributions	(0.56)	(0.71)	(0.48)	(0.19)

Paid-in capital from redemption fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

Net increase/(decrease) in net asset value	0.30	(1.07)	0.29	(0.05)
Net asset value - end of period	$9.47	$9.17	$10.24	$9.95

Total Return(c)	9.83%	(3.76%)	7.78%	1.38	%(d)

Annual Report | September 30, 2016	123

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
Supplemental Data:

Net assets, end of period (in thousands)	$7,203		$10,368		$16,163	$22,115
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.62	%(f)	1.61	%(f)	1.63%	1.80	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60	%(f)	1.61	%(f)	1.60%	1.60	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.69	%(f)	4.14	%(f)	4.40%	2.60	%(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.71	%(f)	4.14	%(f)	4.43%	2.80	%(g)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.62	%(f)	1.60	%(f)	N/A	N/A	(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60	%(f)	1.60	%(f)	N/A	N/A	(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.69	%(f)	4.15	%(f)	N/A	N/A	(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.71	%(f)	4.15	%(f)	N/A	N/A	(g)
Portfolio turnover rate	40%		70%		91%	117	%(d)

See Notes to Financial Statements.

124	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	The portion of the ratios attributable to recoupments for the year ended September 30, 2015 is 0.07% and 0.01% for the year ended September 30, 2016.
(g)	Annualized.

Annual Report | September 30, 2016	125

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

1. ORGANIZATION

The RiverNorth Funds (the “Trust” or “Funds”) was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class- specific expenses and exclusive rights to vote on matters affecting only individual classes. The Funds are considered investment companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies.

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The Core Opportunity Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC (the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long- term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth Capital Management, LLC. The Strategic Income Fund’s sub- adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth Equity Opportunity Fund (the “Equity Opportunity Fund”) is a diversified series of the Trust and commenced investment operations on July 18, 2012. The Equity Opportunity Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Equity Opportunity Fund is RiverNorth Capital Management, LLC. The investment objective of the Equity Opportunity Fund is overall total return consisting of long- term capital appreciation and income. Prior to January 1, 2014 the name of the Equity Opportunity Fund was the RiverNorth/Manning & Napier Dividend Income Fund and the sub- adviser was Manning & Napier, Advisors, LLC. On January 28, 2014 the strategy of the RiverNorth Equity Opportunity Fund changed to permit the RiverNorth Equity Opportunity Fund to gain exposure to the equity markets through exchange-traded funds rather than individual dividend- paying stocks.

The RiverNorth/Oaktree High Income Fund (the “High Income Fund”) is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth Capital Management, LLC. The High Income Fund’s sub-adviser is Oaktree Capital Management, L.P. (“Oaktree Capital,” and with DoubleLine, each a “Sub-Adviser” or collectively, the “Sub-Advisers”). The investment objective of the High Income Fund is overall total return consisting of long- term capital appreciation and income.

126	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2016.

Security Valuation: The Funds’ assets and other financial instruments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Other: The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Annual Report | September 30, 2016	127

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

Share Valuation: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s or class’ assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. For the year ended September 30, 2016, the Core Opportunity Fund, Strategic Income Fund, Equity Opportunity Fund and High Income Fund received redemption fees of $131,060, $237,626, $2,548 and $15,133, respectively.

Expenses: Some expenses of the Trust can be directly attributed to a Fund or a Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets.

Federal Income Taxes:  The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

128	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

•
Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or  indirectly) for substantially the full term of the asset or liability; and

•
Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, rights, closed-end funds, exchange-traded funds, preferred stocks, business development companies, and business development company senior notes are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Annual Report | September 30, 2016	129

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

Investments in mutual funds, including short term investments and open-end funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, U.S. Government bonds and notes, foreign government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities, bank loans, collateralized loan obligations, contingent convertible securities, municipal bonds, and high yield debt, as well as non-exchange traded derivatives, including forward foreign currency contracts and total return swaps, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Total Return swaps are valued based on a formula of the underlying asset’s nightly value, the Overnight London-Interbank Offered Rate (“USD-LIBOR”) and an annual fee or various agreed upon inputs. Foreign Currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. eastern time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds’ good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds the Funds invest in default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger good faith pricing than other securities.

130	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

The following is a summary of the inputs used at September 30, 2016 in valuing the Funds’ assets and liabilities:

Core Opportunity Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$465,649,035	$–	$–	$465,649,035
Business Development Companies	11,553,098	–	–	11,553,098
Exchange-Traded Funds	116,606,066	–	–	116,606,066
Open-End Funds	2,765,893	–	–	2,765,893
Preferred Stocks	1,629,861	–	–	1,629,861
Short-Term Investments	163,465,551	–	–	163,465,551
Total	$761,669,504	$–	$–	$761,669,504

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts	$–	$835,285	$–	$835,285
Total	$–	$835,285	$–	$835,285

Annual Report | September 30, 2016	131

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

Strategic Income Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$464,657,862	$–	$–	$464,657,862
Business Development Companies	28,694,444	–	–	28,694,444
Open-End Funds	63,701,510	–	–	63,701,510
Preferred Stocks	16,056,385	–	–	16,056,385
Business Development Company Senior Notes	21,806,112	–	–	21,806,112
Foreign Corporate Bonds	–	35,694,889	–	35,694,889
U.S. Corporate Bonds	–	64,511,415	–	64,511,415
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	3,912,496	–	3,912,496
Collateralized Loan Obligations	–	16,150,994	–	16,150,994
Contingent Convertible Securities	–	311,349	–	311,349
Non-Agency Collateralized Mortgage Obligations	–	437,448,566	–	437,448,566
U.S. Government Bonds and Notes	–	106,327,803	–	106,327,803
Municipal Bonds	–	22,857,496	–	22,857,496
U.S. Government / Agency Mortgage Backed Securities	–	235,960,657	–	235,960,657
Short-Term Investments	518,569,809	–	–	518,569,809
Total	$1,113,486,122	$923,175,665	$–	$2,036,661,787

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts	$–	$1,364,980	$–	$1,364,980
Total	$–	$1,364,980	$–	$1,364,980

132	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

Equity Opportunity Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$12,369,411	$–	$–	$12,369,411
Exchange-Traded Funds	751,698	–	–	751,698
Short-Term Investments	689,802	–	–	689,802
Rights	–	–	–	–
Total	$13,810,911	$–	$–	$13,810,911

High Income Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Business Development Companies	$592,519	$–	$–	$592,519
Closed-End Funds	16,638,166	–	–	16,638,166
Common Stocks	–	2,658	–	2,658
Bank Loans	–	29,932,984	–	29,932,984
High Yield Debt	–	25,559,398	–	25,559,398
Short-Term Investments	10,292,660	–	–	10,292,660
Total	$27,523,345	$55,495,040	$–	$83,018,385

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$46,147	$–	$46,147
Liabilities
Forward Foreign Currency Contracts	–	(99,190)	–	(99,190)
Total	$–	$(53,042)	$–	$(53,042)

*	Refer to each Fund’s Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. The amount represents the unrealized gain or loss on the investment.

Annual Report | September 30, 2016	133

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of September 30, 2015	Accrued discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of September 30, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments held at September 30, 2016
High Income Fund
Bank Loans	$499,357	$1,045	$–	$(3,652)	$24,958	$–	$(18,837)	$–	$(502,871)	$–	$–
Total	$499,357	$1,045	$–	$(3,652)	$24,958	$–	$(18,837)	$–	$(502,871)	$–	$–

Transfer of securities from Level 3 to Level 2 occurred primarily due to the increase of observable market data due to increased market activity or information for these securities.

There were no transfers into and out of Levels 1 and 2 during the current period presented.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds’ use of derivative instruments. The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as total return swap contracts and forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

134	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

Risk of Investing in Derivatives

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. During the year ended September 30, 2016, the High Income Fund engaged in forward foreign currency contracts. The contracts are marked-to-market daily and the change in value is recorded by the High Income Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the High Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The High Income Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

If required by the forward foreign currency contracts, the High income Fund, has segregated sufficient assets as collateral to satisfy the current obligations with respect to forward foreign currency contracts, and this is reflected as Cash segregated at custodian for forward foreign currency contracts on the High Income Fund’s Statement of Assets and Liabilities.

Total Return Swaps

Certain Funds may enter into total return swaps. During the year ended September 30, 2016, the Core Opportunity Fund, the Strategic Income Fund, and the High Income Fund invested in total return swaps. Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash periodically. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. Generally, the basis of the total return swap is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown on each Fund’s respective Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. In addition, if the reference asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Fund may use its own net asset value or the net asset value of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.

Annual Report | September 30, 2016	135

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

Separate from the total return swap agreement with Goldman Sachs, the Core Opportunity Fund and the Strategic Income Fund entered into a Purchase and Settlement Agreement (“PSA”) on February 18, 2016 with Fifth Street Finance Corp (“FSC”) and affiliated parties. Under the terms of the PSA, which was entered into to resolve a then-pending shareholder activism campaign, upon the close of the total return swap entered into with Goldman Sachs, FSC or its affiliated parties agreed to pay the Funds the difference per share between the final closing price of the FSC common share and $6.25. In addition, the Funds and FSC agreed to split all monthly dividends paid on the FSC common shares through the closing of the total return swap. On September 7, 2016 the Funds received $82,344 in the Core Opportunity Fund and $77,922 in the Strategic Income Fund as final payment in the mutual release of the PSA with FSC and affiliated parties. Realized gains from these transactions are represented on the Statement of Operations and the Statements of Changes in Net Assets. Additional, the Funds and FSC also agreed to no longer split all monthly dividends paid on the FSC common shares. The Funds also agreed not to amend, modify, waive, extend or voluntarily terminate or settle any of the total return swaps entered into with Goldman Sachs unless FSC directs them in writing. If early settlement of the total return swap occurs, the Funds may receive a daily finance charge from FSC or its affiliated parties if payment is not received from FSC or its affiliated parties concurrent with the total return swap settlement.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

If required by the swap agreement, the Funds, have segregated sufficient assets as collateral to satisfy the current obligations with respect to total return swaps, and this is reflected as Cash segregated at custodian for total return swap contracts on each Fund’s respective Statement of Assets and Liabilities.

136	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

The effect of derivatives instruments on each Fund's Statement of Assets and Liabilities as of September 30, 2016:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Core Opportunity Fund	Equity Contracts (Total return swap contracts)	Unrealized appreciation on total return swap contracts	$835,285
Strategic Income Fund	Equity Contracts (Total return swap contracts)	Unrealized appreciation on total return swap contracts	$1,364,980
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized appreciation on forward foreign currency contracts	$46,147

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized depreciation on forward foreign currency contracts	$(99,190)

Annual Report | September 30, 2016	137

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended September 30, 2016:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Core Opportunity Fund	Equity Contracts (Total return swap contracts)	Net realized gain/(loss) on Total return swap contracts/ Net change in unrealized appreciation on Total return swap contracts	$7,175,965	$823,239
Strategic Income Fund	Equity Contracts (Total return swap contracts)	Net realized gain/(loss) on Total return swap contracts/ Net change in unrealized depreciation on Total return swap contracts	$4,048,056	$1,549,064
High Income Fund	Equity Contracts (Total return swap contracts)	Net realized gain/(loss) on Total return swap contracts/ Net change in unrealized appreciation/(depreciation) on Total return swap contracts	$93,105	$–
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Net realized loss on Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts/ Net change in unrealized appreciation on Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	$447,757	$(17,251)

138	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

The forward currency contracts and total return swap contracts average notional amount during the year ended September 30, 2016 is noted below.

Fund	Average Notional Amount of Total Return Swap Contracts*
Core Opportunity Fund	$76,376,473
Strategic Income Fund	$41,828,731
High Income Fund	$750,000

*	For the period in which the total return swap was held.

Fund	Average Notional Amount of Forward Foreign Currency Contracts
High Income Fund	$15,839,582

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Annual Report | September 30, 2016	139

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2016.

Offsetting of Derivatives Asset
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Cash Collateral Received(a)	Net Amount
Core Opportunity Fund
Total Return Swap Contracts	$835,285	$–	$835,285	$–	$–	$835,285
Total	$835,285	$–	$835,285	$–	$–	$835,285

Strategic Income Fund
Total Return Swap Contracts	$1,364,980	$–	$1,364,980	$–	$–	$1,364,980
Total	$1,364,980	$–	$1,364,980	$–	$–	$1,364,980

High Income Fund
Forward Foreign Currency Contracts	$46,147	$–	$46,147	$(46,147)	$–	$–
Total	$46,147	$–	$46,147	$(46,147)	$–	$–

140	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

Offsetting of Derivatives Liability
September 30, 2016

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset (a)	Cash Collateral Pledged(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$99,190	$–	$99,190	$(46,147)	$(53,043)	$–
Total	$99,190	$–	$99,190	$(46,147)	$(53,043)	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. LOAN PARTICIPATIONS AND ASSIGNMENTS

The High Income Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The High Income Fund will normally invest in corporate debt issuers in North America and Europe. The High Income Fund investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The High Income Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The High Income Fund will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the High Income Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the High Income Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The High Income Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the High Income Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The High Income Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the High Income Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. At September 30, 2016, the High Income Fund had $3,256,614 in unsettled domestic and foreign loan commitments.

Annual Report | September 30, 2016	141

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

6. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as the investment adviser to the Funds.  Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies.  As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds.

The Chief Compliance Officer (“CCO”) of the Funds is an affiliate of the Funds. For the year ended September 30, 2016, the total related amounts paid by the Funds for CCO fees are included in Compliance expenses on the Statement of Operations.

The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
Equity Opportunity Fund	1.00%
High Income Fund	1.00%

The Adviser has contractually agreed to defer the collection of the Funds’ management fees and/or reimburse expenses, but only to the extent necessary to limit net annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Funds’ invest; and extraordinary expenses), as a percentage of the average daily net assets of the Funds. Each deferral of fees or reimbursements of expenses by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the below expense limitations and the repayment is approved by the Board.

Fund	Class I	Class R	Expiration of Expense Limitation Agreement
Core Opportunity Fund	1.35%	1.60%	January 31, 2017
Strategic Income Fund	0.95%	1.20%	January 31, 2017
Equity Opportunity Fund	1.35%	1.60%	January 31, 2017
High Income Fund	1.35%	1.60%	January 31, 2017

142	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

As of the year ended September 30, 2016, reimbursed expenses for each Fund subject to potential recovery by year of expiration are as follows:

	Expiring September 30,
	2017	2018		2019
Fund/Class
Core Opportunity Fund
Class I	N/A		N/A	N/A
Class R	N/A		N/A	N/A

Strategic Income Fund
Class I	N/A		N/A	N/A
Class R	N/A		N/A	N/A

Equity Opportunity Fund
Class I	$17,095		$12,743	$37,790
Class R	65,618		49,847	16,671
Total	$82,713		$62,590	$54,461

High Income Fund
Class I	N/A	$	N/A	N/A
Class R	$7,302		N/A	1,430
Total	$7,302	$	N/A	1,430

For the year ended September 30, 2016, the High Income Fund repaid previously waived fees of $2,451 in Class I and $2,196 in Class R.

Additionally, for the year ended September 30, 2016 the Adviser opted to forgo $143,078 in management fees in the Strategic Income Fund related to the Fund's investment in an affiliate fund, the High Income Fund.

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Oaktree Capital is the investment sub-adviser to the High Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of the Trust, provide or arrange to be provided to the Strategic Income Fund and the High Income Fund such investment advice as deemed advisable and will furnish or arrange to be furnished a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund's investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay each Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and the High Income Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”).

State Street Bank & Trust, Co. serves as the Funds’ custodian.

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds.  The amount payable annually by the Class R shares of the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, the Class R Shares of the Equity Opportunity Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets.  Under the Plan the Trust may engage in any activities related to the distribution of Fund shares.  The expenses of the Funds’ Plan are reflected as 12b-1 fees in the Statement of Operations.

Annual Report | September 30, 2016	143

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc., (“the Distributor”) to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser received no salary or fees from the Trust. Each Trustee who is not an “interested person” received a fee of $36,000 per year plus $1,500 per meeting attended. The audit committee chairman received an additional $1,000 per year. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

Certain Trustees and Officers of the Trust are also officers of the Adviser, the Distributor or the Administrator.

7. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2016, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund*	$28,127,548	$980,957	$31,736,186	$6,414,437	$67,259,128
Strategic Income Fund*	120,507,425	–	–	3,333,128	123,840,553
Equity Opportunity Fund*	551,535	–	720,494	13,704	1,285,733
High Income Fund*	5,088,917	–	–	231,129	5,320,046

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2015, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund*	$37,547,641	$2,424,932	$47,553,113	$–	$87,525,686
Strategic Income Fund*	87,553,232	–	–	–	87,553,232

144	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Equity Opportunity Fund*	363,478	–	1,715,207	–	2,078,685
High Income Fund*	6,000,750	–	178,794	–	6,179,544

*
Classification of Distributions: Net investment income and net realized gain may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2016, certain differences were reclassified. These differences were primarily due to book/tax distribution differences and to the different tax treatment of certain other investments; the amounts reclassified did not affect net assets. The reclassifications were as follows:

	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Core Opportunity Fund	$–	$11,541,169	$(11,541,169)
Strategic Income Fund	–	9,901,878	(9,901,878)
Equity Opportunity Fund	–	1,136	(1,136)
High Income Fund	–	(103,479)	103,479

At September 30, 2016, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$–	$(1,180,132)	$27,946,429	$(835,285)	$25,931,012
Strategic Income Fund	–	(6,695,539)	(31,676,556)	(2,056,291)	(40,428,386)
Equity Opportunity Fund	–	–	148,038	–	148,038
High Income Fund	–	(3,854,645)	(2,452,321)	(316,909)	(6,623,875)

Capital Losses: As of September 30, 2016 the following Funds had capital loss carryforwards which may reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely.

Annual Report | September 30, 2016	145

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

The Strategic Income Fund capital loss carryovers used during the period ended September 30, 2016, were $5,106,381.

Capital losses carried forwards were as follows:

Fund	Short-Term	Long-Term
Strategic Income Fund	$2,591,573	$–
High Income Fund	494,993	365,240

The Core Opportunity Fund, Strategic Income Fund and High Income Fund has elected to defer to the year ending September 30, 2017, capital losses recognized during the period November 1, 2015 to September 30, 2016, in the amount of $1,180,132, $4,103,966 and $2,994,412, respectively.

The High Income Fund elected to defer to the period ending September 30, 2017, late ordinary losses in the amount of $368,542.

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2016, were as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) on Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Core Opportunity Fund*	$67,315,731	$(40,204,587)	$835,285	$27,946,429	$734,558,360
Strategic Income Fund*	84,579,406	(117,620,942)	1,364,980	(31,676,556)	2,069,703,323
Equity Opportunity Fund*	534,410	(386,372)	–	148,038	13,662,873
High Income Fund*	1,677,225	(4,064,343)	(65,203)	(2,452,321)	85,405,503

*	The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to PFIC’s, wash sales and tax treatment of certain other investments.

8. INVESTMENT TRANSACTIONS

Investment transactions for the year ended September 30, 2016, excluding U.S. Government Obligations and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$126,630,850	$266,492,032
Strategic Income Fund	378,728,272	558,393,562

146	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

Fund	Purchases of Securities	Proceeds from Sales of Securities
Equity Opportunity Fund	17,226,999	11,530,057
High Income Fund	31,374,551	54,424,100

Investment Transactions in U.S. Government Obligations for the year ended September 30, 2016 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Strategic Income Fund	$190,270,183	$171,742,722

9. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, shares and value of investment in affiliated companies for the year ended September 30, 2016 were as follows:

Core Opportunity Fund

Security Name	Share Balance at October 1, 2015	Purchases	Sales	Share Balance at September 30, 2016	Dividends	Realized Gains/ (Losses)	Market Value September 30, 2016
Clough Global Equity Fund*	553,130	658,454	–	1,211,584	$89,310	$–	$13,787,826
Clough Global Opportunities Fund	2,863,442	189,973	–	3,053,415	$211,867	$–	$29,526,523
					$301,177	$–	$43,314,349

Strategic Income Fund

Security Name	Share Balance at October 1, 2015	Purchases	Sales	Share Balance at September 30, 2016	Dividends	Realized Gains/ (Losses)	Market Value September 30, 2016
RiverNorth/Oaktree High Income Fund, Class I	2,600,690	171,706	–	2,772,396	$1,555,692	$–	$26,286,745
					$1,555,692	$–	$26,286,745

Annual Report | September 30, 2016	147

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

*
At October 1, 2015 the Fund owned less than 5% of the outstanding shares of this security. Due to increased purchases within the period, this security is now considered an affiliate as of September 30, 2016.

The Strategic Income Fund and the High Income Fund engaged in cross trades with each other during the year ended September 30, 2016 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund. The Strategic Income Fund purchased secuirites from the High Income Fund in the amount of $3,803,116, resulting in a realized loss of $440,149 in the High Income Fund.

10. REVOLVING LINE OF CREDIT

On April 8, 2014, the Funds entered into a $100,000,000 committed unsecured Revolving Credit Agreement with State Street Bank & Trust, Co. The Revolving Credit Agreement was amended on April 17, 2015 and on April 5, 2016. Borrowings under this arrangement bear interest at the higher of the Federal Funds Rate and the One-Month LIBOR Rate in effect on the day the loan is made plus 1.25%, whichever is greater. From April 17, 2015 through September 30, 2016, the Funds paid a facility fee on unloaned balances equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.25%. The Revolving Credit Agreement expires on April 4, 2017. For the year ended September 30, 2016, the Funds did not borrow under the Agreement.

11. BENEFICIAL OWNERSHIP

On September 30, 2016, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2016, are listed below:

Fund Name	Dealer Name	Percentage
Core Opportunity Fund - Class I	BMO HARRIS BANK	30.05%
Core Opportunity Fund - Class I	Charles Schwab & Company, Inc.	27.41%
Core Opportunity Fund - Class R	National Finacial Services Corp	83.68%
Strategic Income Fund - Class I	Charles Schwab & Company, Inc	27.06%
Strategic Income Fund - Class R	Charles Schwab & Company, Inc	39.33%
Equity Opportunity Fund - Class I	BMO HARRIS BANK	84.27%
Equity Opportunity Fund - Class R	Charles Schwab & Company, Inc.	38.39%
Equity Opportunity Fund - Class R	National Financial Services Corp	25.37%

148	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2016

Fund Name	Dealer Name	Percentage
High Income Fund - Class I	RiverNorth/DoubleLine Strategic Income Fund	35.72%
High Income Fund - Class R	Charles Schwab & Company, Inc.	56.54%

12. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

13. SUBSEQUENT EVENTS

On October 31, 2016 the RiverNorth Equity Opportunity Fund was liquidated and the remaining assets were distributed to shareholders.

Annual Report | September 30, 2016	149

RiverNorth Funds	Report of Independent Registered Public Accounting Firm

September 30, 2016

To the Shareholders and Board of Trustees of RiverNorth Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, RiverNorth Equity Opportunity Fund, and RiverNorth/Oaktree High Income Fund (the “Funds”) as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting RiverNorth Funds as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 13 to the financial statements, subsequent to year end and effective October 31, 2016, RiverNorth Equity Opportunity Fund was liquidated and the remaining assets were distributed to shareholders.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2016

150	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Additional Information

September 30, 2016 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on February 26, 2007. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-888-848-7569.

TAX INFORMATION

The RiverNorth Core Opportunity Fund designates the following for federal income tax purposes for the year ended September 30, 2016:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Core Opportunity Fund	$172,858	$1,976,682

Tax-Exempt Percentage
RiverNorth Core Opportunity Fund	3.37%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2015, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Core Opportunity Fund	-	18.27%
RiverNorth DoubleLine Strategic Income Fund	-	1.86%
RiverNorth Equity Opportunity Fund	-	26.33%
RiverNorth/Oaktree High Income Fund	-	0.70%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2015 via Form 1099.  The Funds will notify shareholders in early 2017 of amounts paid to them by the Funds, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Core Opportunity Fund and RiverNorth Equity Opportunity Fund, designated $31,736,186 and $720,494 respectively, as long‐term capital gain dividends.

Annual Report | September 30, 2016	151

RiverNorth Funds	Trustees and Officers

September 30, 2016 (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

INDEPENDENT TRUSTEES
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Partner, Law Office of John K. Carter, P.A. (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015); Business Unit Head, Transamerica Asset Management (2006 to 2012).	5	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present).	4	N/A
John S. Oakes Y.O.B. 1943	Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	5	N/A

152	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	4
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to 2013). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

[1]	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]
The “Fund Complex” consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund and the RiverNorth/Oaktree High Income Fund, each a series of RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc.

Annual Report | September 30, 2016	153

RiverNorth Funds	Trustees and Officers

September 30, 2016 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

INTERESTED TRUSTEE AND OFFICERS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3], Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	5
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012).
NA
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer	Indefinite/ May 2012 to Present
General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine, LLP (law firm) (2007 to 2012).
				NA	NA

154	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2016 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Valerie L. Ruppel Y.O.B. 1976 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/May 2015 to Present
Vice President & Senior Counsel for ALPS Fund Services, Inc., joined ALPS in 2014. Before joining ALPS, Ms. Ruppel served as Counsel at Great-West Financial from 2009 to 2014. Ms. Ruppel also serves as Assistant Secretary of the RiverNorth Opportunities Fund, Inc. (2015 to present).
				NA	NA
Jennifer Craig Y.O.B. 1973 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ November 2015 to present	Assistant Vice President, Paralegal Manager, ALPS Fund Services, Inc. (2007 to present).	NA	NA
Peter Greenly Y.O.B. 1968 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite August 2016 to present	Fund Controller, ALPS Fund Services (2012 to present); Manager of Valuations with Great West Life and Annuity (2011 to 2012).	NA	NA

[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund and the RiverNorth/Oaktree High Income Fund, each a series of RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc.

[3]	Patrick W. Galley is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Investment Officer of the Fund’s investment adviser.

Annual Report | September 30, 2016	155

RiverNorth Funds	Notes

156	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds
RiverNorth Core Opportunity Fund
RiverNorth/DoubleLine Strategic Income Fund
RiverNorth Equity Opportunity Fund
RiverNorth/Oaktree High Income Fund

Board of Trustees
Patrick W. Galley, CFA, Chairman
James G. Kelley
John S. Oakes
Fred G. Steingraber
 John K. Carter

Investment Adviser
 RiverNorth Capital Management, LLC

Sub Advisers
DoubleLine Capital LP
 Oaktree Capital Management, L.P.

Transfer Agent, Administrator and
Dividend Disbursing Agent
 ALPS Fund Services, Inc.

Distributor
 ALPS Distributors, Inc.

Custodian
 State Street Bank & Trust

Independent Registered
Public Accounting Firm
 Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and
(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal Year	Audit Fees
FY 2016	$74,500
FY 2015	$71,500

(b)	Audit-Related Fees

Fiscal Year	Registrant
FY 2016	$0
FY 2015	$0

(c)	Tax Fees

Fiscal Year	Registrant
FY 2016	$16,000
FY 2015	$20,000

Nature of the Tax Fees: prepare tax returns

(d)	All Other Fees

Fiscal Year	Registrant
FY 2016	$5,500
FY 2015	$4,500

Nature of the fees: cursory review of Semi-Annual Shareholder report and post-effective amendment consents..

(e)
(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)
During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2016	$21,500	$0
FY 2015	$24,500	$0

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

(a)	The schedule of investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	NOT APPLICABLE.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)
There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)
Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	November 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	November 30, 2016

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer & Chief Financial Officer

Date:	November 30, 2016